UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-8056
                                   ---------------------------------------------

                             MMA Praxis Mutual Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                         P.O. Box 483, Goshen, IN 46527
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

        Anthony Zacharski, Dechert LLP, 200 Clarendon Street, 27th Floor,
                                Boston, MA 02116
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:         (513) 362-8000
                                                   -----------------------------

Date of fiscal year end:            12/31
                        ------------------------

Date of reporting period:           06/30/06
                         -----------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.

Semi-annual Report for MMA Praxis Mutual Funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            MMA Praxis
            Mutual Funds

            Semi-Annual Report
            for the six months ending June 30, 2006


            Intermediate Income Fund
            Core Stock Fund
            Value Index Fund
            International Fund


[LOGO]
MMA(R)
-----------
Stewardship
Solutions

                                                                    Patience and
                                                                    Discipline

                                                               -----------------
                                                               Table of contents
                                                               -----------------

Table of contents

Message from the President....................................................1

MMA Praxis Stewardship Investing Report.......................................4

MMA Praxis Intermediate Income Fund
   Portfolio managers' letter.................................................6
   Performance review.........................................................7
   Schedule of portfolio investments .........................................9
   Statement of assets & liabilities.........................................18
   Statement of operations...................................................19
   Statements of changes in net assets.......................................20
   Financial highlights .....................................................21

MMA Praxis Core Stock Fund
   Portfolio managers' letter................................................25
   Performance review........................................................26
   Schedule of portfolio investments ........................................28
   Statement of assets & liabilities.........................................32
   Statement of operations...................................................33
   Statements of changes in net assets.......................................34
   Financial highlights .....................................................35

MMA Praxis Value Index Fund
   Portfolio manager's letter................................................39
   Performance review........................................................40
   Schedule of portfolio investments ........................................42
   Statement of assets & liabilities.........................................52
   Statement of operations...................................................53
   Statements of changes in net assets.......................................54
   Financial highlights .....................................................55

MMA Praxis International Fund
   Portfolio manager's letter................................................59
   Performance review........................................................62
   Schedule of portfolio investments ........................................64
   Statement of assets & liabilities.........................................71
   Statement of operations...................................................72
   Statements of changes in net assets.......................................73
   Financial highlights .....................................................74

Notes to financial statements................................................77
Additional fund information .................................................88

A

Glossary of Terms

Lehman Brothers Aggregate Bond Index is an unmanaged index composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

The Morgan Stanley Capital International-Europe, Australia and the Far East Index (MSCI-EAFE Index) is a widely recognized unmanaged index composed of a sample of companies representative of the markets of Europe, Australia, Asia and the Far East.

The Morgan Stanley Capital All Country World Free (ex. U.S.) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the markets of both developed and emerging markets throughout the world, excluding the United States.

Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index") is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

Standard & Poor's 500/Citigroup Value Index (the "S&P 500/Cititgroup Value Index"), is unmanaged and is constructed by dividing the stocks in the S&P 500 Index into two categories, growth and value, according to price-to-book ratios. Prior to December 16, 2005, this index represented the S&P/Barra Value Index.

MSCI - Prime Market Value Index represents the value companies of the MSCI Prime Market 750 Index. The MSCI Prime Market 750 Index represents the Universe of large and medium capitalization companies in the U.S. equity market.

Gross Domestic Product (the "GDP"), is the measure of the market value of the goods and services produced by labor and property in the United States.

Consumer Price Index (the "CPI"), is an index of prices used to measure the change in the cost of basic goods and services in comparison with a fixed base period.

Price-to-Earnings Ratio (the "P/E Ratio"), is a valuation ratio of a company's current share price compared to its per-share earnings.

SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price to-book ratio, and three-year sales-per share growth value, compared to the S&P 500 Index.

The above indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. An investor cannot invest directly in an index, although they can invest in the underlying securities.

                                                      --------------------------
                                                      Message from the President
                                                      --------------------------

Message from the President


Dear MMA Praxis Shareholder:

Fears of inflation and uncertainty regarding the sustainability of corporate profits led to a market sell-off late in the second quarter. Macroeconomic questions gripped the markets, as new Federal Reserve Chairman Ben Bernanke raised rates one more time (on June 29, the Fed Funds rate was increased to 5.25 percent; the 17th straight time in 17 meetings that rates have been raised, putting rates at their highest level since early 2001), precisely as the economy appears to be slowing. Many investors fear the Fed has tightened too hard, which may send the economy into a recession. They also fear a return of "stagflation" from the 1970s, when rising prices (partly due to higher energy costs) and a slowdown visited the economy simultaneously. But, as we always advise, investors are encouraged to look beyond the short-term noise of the markets and focus on their long-term financial plan, which hopefully incorporates their time horizon, risk tolerance and investment objectives, and maintain a diversified portfolio that will help weather any storms the market may experience.

The following chart highlights the six-month performance of major market indices:.

                                        First Quarter 2006  Second Quarter 2006  Year To Date 2006
                                         (1/1/06-3/31/06)     (4/1/06-6/30/06)   (1/1/06-6/30/06)
--------------------------------------------------------------------------------------------------
S&P 500 Index(1)                             4.21%                -1.44%              2.71%
--------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate
Bond Index(1)                               -0.65%                -0.08%             -0.72%
--------------------------------------------------------------------------------------------------
MSCI Prime Value Index(1)                    5.34%                 0.98%              6.37%
--------------------------------------------------------------------------------------------------
S&P 500/Citigroup Value Index(1)             5.88%                 0.62%              6.54%
--------------------------------------------------------------------------------------------------
MSCI EAFE Index(1)                           9.40%                 0.70%             10.16%
--------------------------------------------------------------------------------------------------
MSCI AC World-Free-(ex. U.S.) Index(1)       9.76%                 0.21%              9.99%
--------------------------------------------------------------------------------------------------

---------------
(1) Please refer to the Glossary of Terms on page A for additional information on the referenced benchmark indices.

Portfolio Performance

MMA Praxis Intermediate Income Fund

Rising interest rates in the United States and around the globe weighed on bond market returns in the first half of 2006. In the United States, rates climbed across the yield curve. The Fed tightened four times during the period, bringing the Federal Funds rate to 5.25 percent. The European Central Bank joined the Fed in raising rates during the first half of 2006. The Bank of Japan announced the end of its "quantitative easing" policy, which has flooded Japanese markets with liquidity. Unwinding of this policy will remove a low cost source of financing for investors looking to make longer term, higher yielding investments. The Federal Reserve has tightened consistently and predictably over the last two years to bring monetary policy back to a neutral level. The U.S. central bank now appears to be data driven, looking closely at trends in housing, retail sales and unemployment. Many market watchers expect the Fed's current tightening cycle will end with a Federal Funds' rate close to its current 5.25 percent as evidence of a weaker housing market builds over the course of 2006. Historically, an easing cycle quickly follows the end of Fed tightening.

The Class A Share (NAV) posted a loss of 1 percent for the first six months of 2006. These returns lagged the benchmark established for the Income Fund (Lehman Aggregate Bond Index), which lost 0.72 percent over the same time period. For an in-depth analysis of this Fund's strategy, please read the co-portfolio managers' commentary found later in this report.

MMA Praxis Core Stock Fund

The equity markets were whipsawed in the first half of the year as investors tried to get a read on newly installed Fed Chairman Ben Bernanke and his views on inflation and interest rates. Some days, it seemed the only thing that mattered to Wall Street traders was dissecting, interpreting, and then dissecting again even the most banal utterances by Mr. Bernanke on inflation. Stocks shot up whenever people believed Mr. Bernanke and his fellow Fed governors were poised to put the brakes on rate hikes. They fell just as hard whenever Wall Street sensed the Fed was more concerned about keeping a lid on inflation than placating investors. As the first half of 2006 came to a close, Wall Street was still unsure of Mr. Bernanke's plans for the rest of the year. But many bulls saw hope in the Fed's announcement on June 29 that it might be able to go slower on future interest rate hikes depending on economic events on the ground.

In this market of uncertainty, the MMA Praxis Core Stock Fund Class A Share
(NAV) returned 1.11 percent for the six-month period ended June 30, 2006. These returns were less than the established benchmark (Standard & Poor's(R) 500) for the Core Stock Fund, which returned 2.71 percent.

As we noted in our 2005 annual report, a new portfolio management team assumed responsibility for the stewardship of assets in the Core Stock Fund effective Jan. 3, 2006. Chris Davis and Ken Feinberg of Davis Advisors now serve as portfolio managers. The Fund's returns were negatively impacted in the first few days of the year, as the new management team was transitioning out of stocks they inherited from the previous managers of the Core Stock Fund. During these types of transition periods, it is not unusual for cash levels in the fund to temporarily rise to extraordinarily high levels. Unfortunately, the Core Stock Fund was holding approximately 30 percent of its assets in cash when the market was delivering returns of over 3 percent in the first two weeks of the year. This was a major contributor to the Fund's poor relative performance in the first quarter, as the Class A Share (NAV) was up 1.73 percentage points compared to the Standard & Poor's(R) 500, which returned 4.21 percent during the same period. However, in the second quarter, the Core Stock Fund A Share (NAV) was down -.61 percent while the S&P(R) 500 was losing 1.44 percentage points. We have a great deal of confidence in the new management team at the helm of the Core Stock Fund and expect them to deliver competitive risk-adjusted returns over a full market cycle. For a more detailed analysis of the Fund's performance during the first six months, please read the portfolio manager's commentary found later in this report.

MMA Praxis Value Index Fund

For the first half of 2006, the MMA Praxis Value Index Fund A Shares (NAV) were up 5.58 percent. During the first five months of the period, the appropriate benchmark was the Standard & Poor's/Citigroup Value Index, successor index to the Standard & Poor's/Barra Value Index, which was discontinued on December 16, 2005. The Standard & Poor's/Citigroup Value Index gained 6.54 percent during the first half of the year. (Note: It is not possible to invest directly in an index, which does not incur expenses like an index fund. The index return of 6.54% excluded dividends.) As discussed in past letters, effective May 1, 2006, the MMA Praxis Value Index Fund began using the MSCI Prime Market Value Index as its benchmark. Over the past three years, A Shares have delivered average annualized returns of 13.73 percent. For investors who are looking for large-cap value exposure in their portfolio, and are committed to an investment process that aligns their values with financial decisions, the Value Index Fund has proven to be a very solid investment choice.

MMA Praxis International Fund

Foreign stock markets continued to deliver outsized returns relative to their U.S. counterparts during the first half of 2006. This continues a trend that is now over three years in the running. Global conditions were close to ideal for international stocks. Low interest rates worldwide generated a wave of borrowing and investment. European and Japanese companies continued to restructure, squeezing out larger profits and boosting their share prices. And emerging markets were on fire during the first half of '06, which translated into some outsized returns for many international mutual funds. Against this backdrop, the MMA Praxis International Fund Class A Share (NAV) returned 7.52 percent. The Fund underperformed its benchmark, the Morgan Stanley Capital International
(MSCI) EAFE, which returned 10.16 percent.

During the past two and a half years, socially responsible investors in international funds have struggled to compete with their non-SRI competitors and the benchmark EAFE index. Our screening process excludes many large energy companies, mining firms (commodities) and emerging companies in countries like China and Russia, where it is difficult to obtain data on corporate behavior related to environmental and human rights issues. Our research over the years reveals that we will encounter periods of time (some lasting several years) where our commitment to stewardship investing principles will result in lagging investment performance. However, over a longer period of time, we believe that the application of social screens will not inevitably lead to poor performance. We appreciate your patience as we wait for improved relative performance. Please read the commentary from the portfolio managers of the International Fund for an in-depth analysis of the Fund's performance and an understanding of the current investment strategy.

Closing thoughts

The first half of 2006 saw several major developments in MMA's stewardship investing activities. Please be sure to read Mark Regier's report for a thorough discussion of these important initiatives.

We remain grateful for the trust and confidence you have demonstrated in MMA Praxis Mutual Funds. We take our stewardship responsibilities seriously and will endeavor to generate both financial and social returns on your investments.

Thank you for allowing us to partner with you in meeting your financial planning goals.

Sincerely,

/s/ John L. Liechty

John L. Liechty
President, MMA Praxis Mutual Funds

---------------------------------------
MMA Praxis Stewardship Investing Update
---------------------------------------

MMA Praxis Stewardship Investing Report

MMA hosts ICCR annual general meeting

In June, MMA along with the Conference on Corporate Responsibility for Indiana and Michigan (a Catholic organization), helped host the annual general meeting of the Interfaith Center on Corporate Responsibility (ICCR) at the University of Notre Dame, in South Bend, Ind. ICCR is comprised of 275 faith-based member institutions, representing a combined market portfolio of more than $110 billion. Prior to the meeting, ICCR held a special symposium, "Poverty, Prophets & Profits: A Theological Challenge to the Faith Community." The symposium was held in celebration of ICCR's 35th anniversary and featured renowned Catholic theologian, J. Bryan Hehir and the Evangelica/Anapbaptist theologian and author, Ron Sider. During the meetings 55 ICCR representatives spent "A Night in Amish Country" dining in an Amish home and visiting Menno-Hof, a Mennonite/Amish cultural interpretive center, in Shipshewana, Ind. The group also celebrated five years of service and said farewell to Sr. Patricia Wolf, who will step down as ICCR's Executive Director in mid-August. I was honored to be named as the chair of the ICCR Governing Board and will oversee the executive leadership transition process in the coming year.

MMA signs on to the U.N. Principles for Responsible Investment

Among many investment professionals is an increasing belief that environmental, social, and corporate governance issues can affect the performance of investment portfolios. However, these issues are often not adequately incorporated into the investment decision-making process.

To address this problem, the United Nations Secretary General invited some of the world's largest institutional investors to assist in developing the Principles of Responsible Investment, early in 2005. The group was comprised of individuals from 20 investment organizations from 12 countries.

The Principles apply to the whole investment business and are compatible with the investment styles of large, diversified institutional investors. While the Principles were not designed to be relevant only to socially responsible investment products, they are consistent with the approaches already followed by SRI fund managers.

It cannot yet be determined if these Principles will influence returns. However, we believe that they could result in increased returns and lower risk, as investors become empowered to address the issues presented by the Principles, such as active ownership practices like shareholder proxy voting.

The official launch of the Principles was April 27, 2006. Asset owners, investment managers, and professional service partners have been asked to sign them. The governing board over the principles will include asset owners, elected from within the asset owner category of signatories.

MMA signed on to the Principles as a faith-based asset owner. While signing them is voluntary, doing so represents a very real commitment to the Principles, and applying them should result in a closer alignment between the objectives of institutional investors and those of society at large.

In making investment decisions for the MMA Praxis Mutual Funds, MMA Capital Management applies Stewardship Investing Principles, including these U.N. Principles for Responsible Investment. While the Trustees are responsible for the general oversight of the Funds, they do not make the specific investment decisions for the Funds.

Tour of Hurricane Katrina area opens doors of response

In early May, MMA participated in a tour of communities in New Orleans and rural Louisiana affected by hurricanes Katrina and Rita. While an emotionally draining experience, this tour led to a series of practical and well-organized approaches to issues of this natural disaster and those that may happen in the future. The ICCR delegation included 14 individuals representing institutions from Catholic, Protestant, and Jewish faith traditions. The tour was organized around the following goals:

o Community investing: Developing community investing opportunities for Katrina and Rita impacted areas, including cities absorbing new residents, New Orleans proper, and rural areas. Look for ways to integrate community investing with long-term rebuilding plans.

o Solidarity: Bear witness to, and support, the work of the faith community and show solidarity with the communities most impacted by the disaster.

o Advocacy: Bring our ministry of corporate social responsibility to bear on issues facing the region, especially on increasing access to capital via work with banks and insurance companies.

While in the region, participants met with numerous faith, civic, service, and relief/reconstruction organizations. While disheartened by the ineffectiveness and bureaucratic wrangling at the governmental level, we were inspired by the efforts of local organizations - particularly within the faith community. Time and again we saw and heard praise for the work of volunteer religious and service organizations who were seen - in contrast with federal agencies - as having a primary interest and impact in meeting real human need. ICCR, through the efforts of the Access to Capital Working Group, has resolved to pursue the following initiatives:

o Raise visibility at the national level of the limited progress in New Orleans and other communities. Less than 20 Congressional representatives have toured New Orleans - far fewer than have visited Iraq. A collective letter to Congress, encouraging more lawmakers to visit the area in person and see for themselves the scope of the devastation and the many needs for response, has been developed and sent.

o Increase shareholder advocacy related to prompt insurance payments/settlements and the release of funds via mortgage companies and banks. Rebuilding lives/businesses requires access to the capital individuals have accumulated over time and have a right to. Engaging businesses with interests in the region regarding their social, charitable and environmental policies and approaches to "re-entering" these communities will also be pursued.

o Develop opportunities for community investment that supports existing rebuilding efforts and that leverages work of faith-based organizations currently working in the region. MMA CDI is working with the Katrina Investment Sub-group on developing a permanent "interfaith disaster redevelopment fund" that would be structured to pursue unique and innovative ideas for reconstruction and redevelopment following natural disasters.


Mark A. Regier
Stewardship Investing Services Manager

-----------------------------------
MMA Praxis Intermediate Income Fund
-----------------------------------

MMA Praxis Intermediate Income Fund
Semi-annual report to shareholders
Portfolio managers' letter


After starting out with a booming 5.6 percent first quarter, gross domestic product growth began to slow. Housing finally faltered in the face of rising interest rates and lack of affordability. On the other hand, inflation forecasts rose steadily as commodity prices rose and nearly full employment conditions led to some early signs of wage pressures. Rising inflation concerns kept the Federal Reserve on alert as they pushed the Fed funds interest rate up one percent from January 1 ending at 5.25 percent on June 30.

The tension between the prospects for slower growth and rising inflation concerns led to considerable volatility in perceptions in May and June. Ben Bernanke, the new Federal Reserve chairman, struggled at times with getting the right message across as the Fed moved from a clear cut policy of raising rates to a more uncertain policy that depends on the perceived strength of economic statistics.

The impact on the yield curve from Fed fund increases was dramatic. The curve flattened mildly but long and intermediate rates rose along with the Fed funds rate. The 10-year Treasury rose from 4.37 percent to 5.14 percent. The shift was largely parallel with rates moving up roughly 80 basis points across the curve except for the long Treasury bond which rose 63 basis points.

Our relative returns were roughly in line with our expectations. Our strategy was to keep a short duration. While we did move in the right direction, our gain was more limited than we had hoped. Our expectation for a weaker dollar was fulfilled and that helped our portfolio. The other meaningful positive was the added yield we built into the fund for the first half of the year.

As a result of our moderate gains, we failed to fully offset the expense ratio of the fund. In so doing, we lagged the Lehman Aggregate, the Fund's benchmark, by 28 basis points.

Outlook

The second half outlook is for possible additional Fed funds increases of 25-50 basis points. There is a great deal of uncertainty surrounding this because of the widespread notion that the Fed will go on hold relatively soon and that growth will subside, allowing the Fed to stop raising interest rates.

The problem is that inflation prospects are not helping as more costs appear to be passed along to consumers leading to higher inflation rates. The tension between these two issues is keeping the yield curve very flat. Our view is that rates will rise somewhat more from recent levels but nothing like the first half of 2006.

We also expect the U.S. dollar to weaken further and for volatility to rise for a time. These shifts in perceptions should create some attractive opportunities for us to enhance returns for your benefit.


Delmar King
MMA Praxis Intermediate Income Fund Co-Manager


Benjamin Bailey, CFA(R)
MMA Praxis Intermediate Income Fund Co-Manager

                                                              ------------------
                                                              Performance review
                                                              ------------------

MMA Praxis Intermediate Income Fund
Performance review


Average annual total returns as of 6/30/06

[BAR CHART]

1 Year
-1.31%
-1.80%

3 Year
1.54%
1.03%

5 Year
4.02%
3.56%

10 Year
4.90%
4.64%

                  Inception
                     Date        1 Year      3 Year       5 Year      10 Year
                  ---------      ------      ------       ------      -------
Class A            5/12/99       -1.31%       1.54%        4.02%       4.90%
Class A*           5/12/99       -5.03%       0.25%        3.22%       4.50%

Class B             1/4/94       -1.80%       1.03%        3.56%       4.64%
Class B**           1/4/94       -5.59%       0.12%        3.39%       4.64%


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.mmapraxis.com.

*     Reflects maximum front-end sales charge of 3.75%.

** The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception of 1/4/94. The B Share CDSC does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

MMA Praxis Intermediate Income Fund
Performance review (continued)

Growth of $10,000 investment 6/30/96 to 6/30/06

[LINE CHART]

[PLOT POINTS TO COME]


For performance purposes, the above graph has not been adjusted for CDSC charges.

This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate Income Fund from 6/30/95 to 6/30/06, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

* Reflects maximum front-end sales charge of 3.75%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception of 1/4/94.

(1) The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of the Lehman Brothers Government/Credit Index and the Lehman Brothers Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

The above indices are for illustrative purposes only and the Lehman Brothers Aggregate Bond Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

                                               ---------------------------------
                                               Schedule of portfolio investments
                                               ---------------------------------

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments
June 30, 2006 (Unaudited)

                                                                             PRINCIPAL
                                                                               AMOUNT        VALUE
======================================================================================================
ASSET BACKED SECURITIES -- 3.2%
     Ford Credit Auto Owner Trust, 4.17%, 1/15/09.........................  $ 1,000,000    $   989,665
     Ford Credit Auto Owner Trust, 4.30%, 8/15/09.........................    1,000,000        982,360
     Honda Auto Receivables Owner Trust, 4.15%, 10/15/10..................    1,000,000        973,505
     Massachusetts RRB Special Purpose Trust, 3.78%, 9/15/10..............    1,018,000        996,484
     MBNA Credit Card Master Note Trust, Series 2003-A1, 3.30%, 7/15/10...    1,000,000        965,419
     MBNA Credit Card Master Note Trust, Series 2005-A1, 4.20%, 9/15/10...    1,000,000        977,797
     PG&E Energy Recovery Funding LLC, 3.87%, 6/25/11.....................    1,365,000      1,329,952
     Residential Funding Mortgage Securities, 5.53%, 1/25/36..............    1,000,000        992,477
                                                                                           -----------
TOTAL ASSET BACKED SECURITIES ............................................                   8,207,659
                                                                                           -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.3%
     JP Morgan Securities, Inc., 4.50%, 9/25/19...........................      788,232        766,404
                                                                                           -----------
COMMERCIAL MORTGAGE BACKED SECURITIES -- 3.0%
     Bear Stearns Commercial Mortgage Securities, 5.12%, 2/11/41..........    1,000,000        947,838
     Bear Stearns Commercial Mortgage Securities, 4.67%, 6/11/41..........    1,000,000        915,955
     Bear Stearns Commercial Mortgage Securities, 4.56%, 2/13/42..........    1,000,000        964,761
     Bear Stearns Commercial Mortgage Securities, 5.13%, 10/12/42.........    1,125,000      1,098,511
     JP Morgan Chase Commercial Mortgage Securities, 4.63%, 3/15/46.......    1,000,000        965,764
     JP Morgan Trust, 4.90%, 10/15/42.....................................    1,000,000        948,821
     Morgan Stanley Capital, 5.01%, 1/14/42...............................    1,000,000        963,342
     Morgan Stanley Capital, 4.83%, 6/12/47...............................    1,000,000        954,485
                                                                                           -----------
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES ..............................                   7,759,477
                                                                                           -----------
CORPORATE BONDS -- 24.3%
AGRICULTURAL SERVICES -- 0.5%
     Cargill, Inc., 7.50%, 9/1/26 (a).....................................    1,250,000      1,427,520
                                                                                           -----------
BANKING -- 0.4%
     Citigroup, Inc., 5.13%, 5/5/14 (b)...................................    1,000,000        952,013
                                                                                           -----------
BROADCASTING/CABLE -- 0.8%
     Comcast Corp., 5.85%, 1/15/10 (b)....................................    1,000,000        999,037
     Cox Communications, Inc., 4.63%, 1/15/10.............................    1,000,000        953,855
                                                                                           -----------
                                                                                             1,952,892
                                                                                           -----------
BROKERAGE SERVICES -- 1.3%
     Goldman Sachs Group, 6.65%, 5/15/09 (b)..............................    1,000,000      1,025,634
     Legg Mason, Inc., 6.75%, 7/2/08......................................    1,300,000      1,325,303
     Lehman Brothers Holdings, 7.00%, 2/1/08..............................    1,000,000      1,018,705
                                                                                           -----------
                                                                                             3,369,642
                                                                                           -----------
COMMERCIAL BANKS -- 1.3%
     Bank of America Corp., 7.75%, 8/15/15................................    1,000,000      1,116,874
     State Street Corp., 7.35%, 6/15/26...................................    1,000,000      1,136,885
     Wells Fargo Co., 5.13%, 9/1/12 (b)...................................    1,250,000      1,207,441
                                                                                           -----------
                                                                                             3,461,200
                                                                                           -----------
COMMERCIAL BANKS - SOUTHERN U.S. -- 0.8%
     Bank One Texas, 6.25%, 2/15/08.......................................    1,950,000      1,963,892
                                                                                           -----------
CONSTRUCTION -- 0.7%
     D.R. Horton, Inc., 8.50%, 4/15/12....................................    1,300,000      1,367,773
     KB Home, 8.63%, 12/15/08.............................................      500,000        518,126
                                                                                           -----------
                                                                                             1,885,899
                                                                                           -----------

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2006 (Unaudited)

                                                                             PRINCIPAL
                                                                               AMOUNT        VALUE
======================================================================================================
CORPORATE BONDS -- 24.3%, continued
ELECTRIC - INTEGRATED -- 1.7%
     Alabama Power Co., Series V, 5.60%, 3/15/33..........................  $ 1,000,000    $   916,139
     Midamerican Energy Co., 6.75%, 12/30/31 (b)..........................    1,500,000      1,571,549
     Pacific Gas & Electric, 6.05%, 3/1/34................................    1,000,000        943,815
     Puget Sound Energy, Inc., 6.74%, 6/15/18.............................    1,000,000      1,033,088
                                                                                           -----------
                                                                                             4,464,591
                                                                                           -----------
ELECTRIC SERVICES -- 0.7%
     AEP Texas North Co., Series B, 5.50%, 3/1/13.........................    1,000,000        964,381
     FPL Energy Caithness Funding, 7.65%, 12/31/18 (a)....................      780,813        849,002
                                                                                           -----------
                                                                                             1,813,383
                                                                                           -----------
ELECTRONIC COMPONENTS - SEMICONDUCTORS -- 0.6%
     Applied Materials, Inc., 7.13%, 10/15/17.............................    1,400,000      1,463,549
                                                                                           -----------
FINANCE - AUTO LOANS -- 0.5%
     Ford Motor Credit Co., 7.25%, 10/25/11...............................    1,000,000        887,075
     General Motors Acceptance Corp., 6.75%, 12/1/14 (b)..................      500,000        464,410
                                                                                           -----------
                                                                                             1,351,485
                                                                                           -----------
FINANCIAL SERVICES -- 1.2%
     General Electric Capital Corp., 6.88%, 11/15/10 (b)..................    1,000,000      1,046,621
     General Electric Capital Corp., 6.75%, 3/15/32.......................    1,000,000      1,067,424
     SLM Corp., 4.00%, 1/15/09............................................    1,000,000        960,876
                                                                                           -----------
                                                                                             3,074,921
                                                                                           -----------
FIRE, MARINE & CASUALTY INSURANCE -- 0.4%
     Berkley Corp., 5.13%, 9/30/10 (b)....................................    1,000,000        969,145
                                                                                           -----------
FOOD PROCESSING -- 1.1%
     Dean Foods Co., 8.15%, 8/1/07........................................      750,000        757,500
     General Mills, Inc., 5.13%, 2/15/07..................................    1,000,000        996,692
     Hormel Foods Corp., 6.63%, 6/1/11 (b)................................    1,000,000      1,037,715
                                                                                           -----------
                                                                                             2,791,907
                                                                                           -----------
GENERAL MEDICAL & SURGICAL HOSPITALS -- 0.4%
     HCA, Inc., 6.95%, 5/1/12.............................................    1,000,000        976,129
                                                                                           -----------
GOVERNMENTS (FOREIGN) -- 0.2%
CANADA
     Province of Ontario, 5.70%, 12/1/08..................................      500,000        459,147
                                                                                           -----------
INSURANCE -- 1.6%
     Allstate Corp., 7.50%, 6/15/13.......................................    1,100,000      1,195,442
     American International Group, 6.25%, 5/1/36 (a)......................    1,000,000        958,430
     Old Republic International Corp., 7.00%, 6/15/07.....................    1,000,000      1,005,615
     Principal Life Global, 6.25%, 2/15/12 (a)............................    1,000,000      1,020,250
                                                                                           -----------
                                                                                             4,179,737
                                                                                           -----------
INTERNAL COMBUSTION ENGINES, N.E.C. -- 0.4%
     Briggs & Stratton Corp., 8.88%, 3/15/11..............................    1,000,000      1,080,000
                                                                                           -----------
MEDICAL - BIOMEDICAL/GENETIC -- 0.5%
     Amgen, Inc., 4.00%, 11/18/09 (b).....................................    1,500,000      1,425,836
                                                                                           -----------

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2006 (Unaudited)

                                                                             PRINCIPAL
                                                                               AMOUNT        VALUE
=======================================================================================================
CORPORATE BONDS -- 24.3%, continued
NATURAL GAS PRODUCTION AND/OR DISTRIBUTION -- 1.8%
     Indiana Gas Co., 6.55%, 6/30/28......................................  $   250,000   $     250,845
     Keyspan Gas East, 7.88%, 2/1/10......................................    1,250,000       1,327,103
     National Fuel Gas Co., 6.30%, 5/27/08................................    1,000,000       1,009,889
     Northern Natural Gas, 5.38%, 10/31/12 (a)............................    1,000,000         973,634
     Southern Union Co., 8.25%, 11/15/29..................................    1,050,000       1,148,480
                                                                                          -------------
                                                                                              4,709,951
                                                                                          -------------
NETWORKING -- 0.4%
     Cisco Systems, Inc., 5.25%, 2/22/11..................................    1,000,000         981,452
                                                                                          -------------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES -- 1.8%
     Anadarko Finance Co., 7.50%, 5/1/31..................................    1,000,000       1,074,406
     Burlington Resources, Inc., 7.38%, 3/1/29............................    1,073,000       1,223,794
     Conoco, Inc., 6.95%, 4/15/29.........................................    1,075,000       1,169,757
     Pemex Project, 7.38%, 12/15/14.......................................      500,000         516,000
     XTO Energy, Inc., 7.50%, 4/15/12 (b).................................    1,000,000       1,063,057
                                                                                          -------------
                                                                                              5,047,014
                                                                                          -------------
PUBLISHING - JOURNALS -- 0.5%
     Thomson Corp., 6.20%, 1/5/12 (b).....................................    1,200,000       1,212,827
                                                                                          -------------
REAL ESTATE -- 0.4%
     EOP Operating LP, 7.00%, 7/15/11 (b).................................    1,000,000       1,038,864
                                                                                          -------------
RETAIL - BUILDING PRODUCTS -- 0.4%
     Home Depot, Inc., 5.40%, 3/1/16......................................    1,000,000         958,581
                                                                                          -------------
RETAIL - DISCOUNT -- 0.9%
     Dollar General Corp., 8.63%, 6/15/10.................................    1,000,000       1,052,500
     Wal-Mart Stores, 7.55%, 2/15/30......................................    1,000,000       1,160,415
                                                                                          -------------
                                                                                              2,212,915
                                                                                          -------------
RETAIL - FOOD -- 1.2%
     Delhaize America, Inc., 8.13%, 4/15/11...............................    1,000,000       1,051,684
     Kroger Co., 7.63%, 9/15/06...........................................    1,000,000       1,003,061
     YUM! Brands, Inc., 8.88%, 4/15/11 (b)................................    1,000,000       1,113,742
                                                                                          -------------
                                                                                              3,168,487
                                                                                          -------------
SUPRANATIONAL BANK -- 0.4%
     Corporation Andina de Fomento, 5.20%, 5/21/13........................    1,000,000         948,439
                                                                                          -------------
TELECOMMUNICATIONS -- 0.2%
     Embarq Corp., 6.74%, 6/1/13..........................................      500,000         498,488
                                                                                          -------------
TELEPHONE - INTEGRATED -- 0.4%
     Sprint Capital Corp., 7.63%, 1/30/11.................................    1,000,000       1,064,423
                                                                                          -------------
TRANSPORTATION SERVICES -- 0.4%
     Golden State Petroleum Transportation, 8.04%, 2/1/19.................    1,000,000         999,900
                                                                                          -------------
UTILITIES - NATURAL GAS -- 0.4%
     Michigan Consolidated Gas Co., 8.25%, 5/1/14.........................    1,000,000       1,129,410
                                                                                          -------------
TOTAL CORPORATE BONDS ....................................................                   63,033,639
                                                                                          -------------

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2006 (Unaudited)

                                                                             PRINCIPAL
                                                                               AMOUNT        VALUE
=======================================================================================================
CORPORATE NOTES -- 1.3%
COMMUNITY DEVELOPMENT -- 1.3%
     MMA Community Development Investment, Inc., 2.61%, 7/1/06, (c)+ .....  $ 1,350,000   $   1,350,000
     MMA Community Development Investment, Inc., 3.92%, 7/1/06, (c)+ .....    2,025,000       2,025,000
                                                                                          -------------
TOTAL CORPORATE NOTES.....................................................                $   3,375,000
                                                                                          -------------
INTEREST ONLY BONDS -- 0.6%
FREDDIE MAC -- 0.4%
     5.00%, 5/15/23.......................................................    2,097,962          94,854
     5.00%, 4/15/29.......................................................    2,000,000         465,333
     5.50%, 11/15/32......................................................    1,200,000         478,479
                                                                                          -------------
                                                                                              1,038,666
                                                                                          -------------
GOVERNMENT NATIONAL MORTGAGE ASSOC. -- 0.2%
     1.03%, 4/16/07.......................................................   11,519,191         439,022
                                                                                          -------------
TOTAL INTEREST ONLY BONDS.................................................                $   1,477,688
                                                                                          -------------
MUTUAL FUND -- 0.6%
MUTUAL FUNDS
     Pax World High Yield Fund............................................      187,869       1,551,798
                                                                                          -------------
U.S. GOVERNMENT AGENCIES -- 64.9%
FANNIE MAE -- 34.0%
     7.25%, 1/1/07........................................................    1,625,000       1,625,000
     6.63%, 10/15/07 (b)..................................................      450,000         456,072
     5.25%, 1/15/09 (b)...................................................    4,400,000       4,379,342
     7.25%, 1/15/10 (b)...................................................    2,950,000       3,117,442
     7.45%, 10/1/11.......................................................    3,025,745       3,030,431
     6.13%, 3/15/12 (b)...................................................    4,700,000       4,842,283
     4.38%, 3/15/13 (b)...................................................    4,500,000       4,217,445
     4.38%, 7/17/13.......................................................    5,250,000       4,888,295
     4.13%, 4/15/14 (b)...................................................    5,500,000       5,025,305
     7.35%, 1/1/15........................................................      353,001         382,832
     5.00%, 4/15/15 (b)...................................................    2,250,000       2,175,314
     7.00%, 7/1/15........................................................       19,679          20,238
     5.00%, 7/1/18........................................................    1,027,533         991,832
     5.00%, 9/1/18........................................................    1,271,278       1,227,108
     7.00%, 11/1/19.......................................................       91,705          94,291
     7.00%, 11/1/19.......................................................      161,847         166,410
     5.00%, 7/1/23........................................................    1,830,690       1,740,671
     5.00%, 4/1/24........................................................    1,809,011       1,715,636
     5.00%, 4/1/25........................................................    2,254,204       2,134,989
     5.00%, 7/1/25........................................................    2,044,519       1,936,393
     5.00%, 10/1/25.......................................................    2,380,287       2,254,405
     5.50%, 11/1/25.......................................................    1,907,405       1,850,567
     8.50%, 9/1/26........................................................      411,482         441,146
     6.63%, 11/15/30 (b)..................................................    2,500,000       2,831,003
     6.50%, 5/1/31........................................................      164,302         165,180
     6.50%, 6/1/32........................................................      377,963         381,299
     6.00%, 10/1/32.......................................................      333,242         329,226
     5.00%, 2/1/33........................................................    1,585,001       1,488,794

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2006 (Unaudited)

                                                                              PRINCIPAL
                                                                                AMOUNT       VALUE
=======================================================================================================
U.S. GOVERNMENT AGENCIES -- 64.9%, continued
FANNIE MAE -- 34.0%, continued
     5.50%, 3/1/33........................................................   $  824,998   $     795,992
     5.50%, 4/1/33........................................................      660,681         637,359
     5.53%, 6/1/33........................................................      883,508         878,218
     6.00%, 8/1/33........................................................      663,527         653,180
     4.31%, 10/1/33.......................................................    1,527,382       1,489,603
     6.00%, 10/1/33.......................................................      740,289         728,745
     4.10%, 2/1/34........................................................    1,956,609       1,975,635
     5.50%, 2/1/34........................................................    1,322,026       1,269,862
     5.50%, 2/1/34........................................................    1,220,499       1,172,341
     3.91%, 4/1/34........................................................      616,342         622,489
     6.28%, 4/1/34........................................................       49,478          50,217
     4.19%, 5/1/34........................................................    1,064,966       1,027,503
     5.50%, 5/1/34........................................................    1,299,564       1,253,690
     6.00%, 8/1/34........................................................    2,450,728       2,412,512
     5.50%, 10/1/34.......................................................    1,516,256       1,460,234
     5.50%, 11/1/34.......................................................    1,550,238       1,489,069
     6.00%, 11/1/34.......................................................    2,916,065       2,870,591
     5.50%, 1/1/35........................................................    2,337,052       2,250,704
     5.50%, 1/1/35........................................................    1,568,649       1,506,753
     5.00%, 10/1/35.......................................................    2,875,803       2,688,307
     5.50%, 10/1/35.......................................................    3,603,323       3,463,415
     6.00%, 10/1/35.......................................................    1,868,766       1,839,625
     6.00%, 6/1/36........................................................    2,000,000       1,968,125
                                                                                          -------------
                                                                                             88,413,118
                                                                                          -------------
FEDERAL FARM CREDIT BANK -- 0.7%
     4.88%, 12/16/15......................................................    2,000,000       1,903,198
                                                                                          -------------
FEDERAL HOME LOAN BANK -- 1.7%
     3.75%, 8/15/07.......................................................    1,000,000         981,012
     4.13%, 8/13/10.......................................................    1,000,000         950,943
     6.63%, 11/15/10......................................................      900,000         938,133
     3.88%, 6/14/13.......................................................      300,000         272,002
     4.50%, 9/16/13.......................................................    1,250,000       1,175,831
                                                                                          -------------
                                                                                              4,317,921
                                                                                          -------------
FREDDIE MAC -- 24.9%
     9.00%, 6/1/08........................................................          880             947
     6.75%, 1/15/09.......................................................      214,983         216,440
     5.75%, 3/15/09 (b)...................................................    5,450,000       5,491,959
     3.75%, 7/15/09.......................................................    2,000,000       2,553,016
     4.13%, 7/12/10 (b)...................................................    1,987,000       1,890,183
     4.00%, 9/1/10........................................................    1,298,559       1,234,582
     6.88%, 9/15/10.......................................................      831,000         873,493
     6.00%, 6/15/11 (b)...................................................    2,500,000       2,553,485
     5.00%, 7/15/14.......................................................    5,000,000       4,845,350
     4.75%, 11/17/15 (b)..................................................    4,500,000       4,249,094
     4.75%, 1/19/16.......................................................    2,000,000       1,885,770
     5.25%, 4/18/16.......................................................    3,000,000       2,934,615

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2006 (Unaudited)

                                                                              PRINCIPAL
                                                                                AMOUNT       VALUE
=======================================================================================================
U.S. GOVERNMENT AGENCIES -- 64.9%, continued
FREDDIE MAC -- 24.9%, continued
     5.50%, 9/1/17........................................................  $ 1,138,245   $   1,118,764
     6.00%, 9/1/17........................................................    1,641,742       1,645,387
     5.00%, 10/1/17.......................................................      843,129         813,436
     5.50%, 11/1/17.......................................................    1,324,538       1,301,778
     6.00%, 2/1/18........................................................      816,897         818,498
     5.00%, 5/1/18........................................................      765,906         738,915
     4.50%, 6/1/18........................................................    2,093,337       1,979,971
     5.00%, 9/1/18........................................................    1,206,110       1,163,593
     5.00%, 9/1/18........................................................    1,129,321       1,089,522
     5.00%, 10/1/18.......................................................    1,259,731       1,215,326
     5.00%, 11/1/18.......................................................    1,223,068       1,179,965
     5.00%, 4/1/19........................................................    2,083,464       2,008,411
     7.00%, 2/1/30........................................................      906,477         927,467
     7.50%, 7/1/30........................................................      912,949         944,541
     5.00%, 12/15/30......................................................    2,000,000       1,908,172
     6.50%, 2/1/31........................................................       55,258          55,588
     7.00%, 3/1/31........................................................      490,929         502,297
     6.75%, 3/15/31.......................................................      980,000       1,124,530
     5.00%, 4/15/31.......................................................    2,000,000       1,910,107
     6.50%, 8/1/31........................................................       42,411          42,825
     6.50%, 2/1/32........................................................      388,540         392,325
     6.00%, 10/1/32.......................................................    1,188,275       1,174,348
     5.50%, 8/1/33........................................................    1,825,469       1,761,081
     5.50%, 11/1/33.......................................................    1,382,748       1,333,976
     5.50%, 12/1/33.......................................................    1,096,328       1,057,659
     2.95%, 5/1/34........................................................      866,790         845,330
     3.02%, 5/1/34........................................................    1,340,435       1,316,843
     6.00%, 11/1/34.......................................................    1,168,749       1,154,242
     5.00%, 7/1/35........................................................    2,837,290       2,651,808
     5.00%, 7/1/35........................................................    1,897,594       1,773,544
                                                                                          -------------
                                                                                             64,679,183
                                                                                          -------------
GOVERNMENT NATIONAL MORTGAGE ASSOC. -- 2.2%
     7.50%, 9/15/07.......................................................       26,991          28,242
     6.75%, 4/15/16.......................................................      110,756         113,710
     7.00%, 12/20/30......................................................      184,157         188,661
     6.50%, 4/20/31.......................................................      210,509         212,638
     6.50%, 7/20/31.......................................................      176,827         178,388
     6.50%, 10/20/31......................................................      391,612         395,572
     7.00%, 10/20/31......................................................      110,479         113,181
     7.00%, 3/20/32.......................................................      456,358         467,518
     6.50%, 5/20/32.......................................................      232,876         235,108
     5.50%, 1/20/34.......................................................      944,785         941,553
     6.93%, 9/15/39.......................................................    2,035,969       2,084,417
     6.85%, 10/15/39......................................................      722,763         737,516
                                                                                          -------------
                                                                                              5,696,504
                                                                                          -------------

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2006 (Unaudited)

                                                                              PRINCIPAL
                                                                                AMOUNT       VALUE
=======================================================================================================
U.S. GOVERNMENT AGENCIES -- 64.9%, continued
SMALL BUSINESS ADMINISTRATION -- 0.0%
     5.50%, 9/25/18.......................................................  $   106,626   $     107,474
                                                                                          -------------
TENNESSEE VALLEY AUTHORITY -- 1.4%
     6.25%, 12/15/17......................................................    2,000,000       2,112,292
     4.65%, 6/15/35.......................................................    1,750,000       1,504,402
                                                                                          -------------
                                                                                              3,616,694
                                                                                          -------------
TOTAL U.S. GOVERNMENT AGENCIES............................................  172,289,503     168,734,092
                                                                                          -------------
U.S. TREASURY OBLIGATIONS -- 0.0%
PRIVATE EXPORT FUNDING -- 0.0%
     Export Funding Trust, Series 1995-A, Class A, 8.21%, 12/29/06........       12,663          12,766
                                                                                          -------------
SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 17.4%
SHORT TERM -- 17.4%
     Fannie Mae
         4.50%, 9/25/12...................................................       39,854           3,792
         4.50%, 7/25/15...................................................        8,540           8,374
         3.50%, 8/25/18...................................................        7,527           2,513
         5.00%, 8/25/18...................................................       62,628          46,100
         4.00%, 10/25/18..................................................      105,328          71,217
         4.50%, 8/25/22...................................................       28,467          15,873
         5.50%, 5/25/27...................................................       31,883          24,892
         4.00%, 7/25/29...................................................      153,722          28,648
         6.00%, 5/25/30...................................................       11,387           3,722
         5.50%, 7/25/31...................................................       62,628          60,286
         6.32%, 4/25/32...................................................      142,335          24,921
         4.50%, 4/25/33...................................................        8,540           3,734
         5.00%, 7/25/33...................................................       85,401          59,926
         3.50%, 8/25/33...................................................        8,540           4,634
         6.25%, 3/25/36...................................................        2,847           2,791
     Fannie Pool #254911 5.00%, 10/1/23...................................      168,834         110,525
     Fannie Pool #745355 5.00%, 3/1/36....................................   20,267,069      18,598,691
     Federal Home Loan Mortgage Corp
         4.01%, 1/15/11...................................................        8,540           8,331
     Freddie Mac
         4.00%, 2/15/10...................................................       56,934          10,703
         3.50%, 12/15/12..................................................       51,241          21,721
         4.50%, 1/15/13...................................................       17,650           2,902
         2.75%, 3/15/13...................................................       21,635           7,053
         5.00%, 3/15/17...................................................       83,835          28,676
         3.50%, 7/15/17...................................................       56,934          33,273
         4.50%, 3/15/18...................................................       11,387           3,335
         3.50%, 5/15/18...................................................       56,934          11,974
         4.50%, 10/15/18..................................................       19,927          19,220
         5.50%, 12/15/18..................................................       19,773          18,768
         5.00%, 6/15/19...................................................       11,387           4,979
         5.00%, 7/15/19...................................................       11,387           8,377
         6.00%, 10/15/19..................................................       11,956          12,025

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2006 (Unaudited)

                                                                              PRINCIPAL
                                                                                AMOUNT       VALUE
=======================================================================================================
SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 17.4%, continued
SHORT TERM -- 17.4%, continued
     Freddie Mac, continued
      8.60%, 10/15/20.....................................................  $    56,934   $       2,843
      4.50%, 12/15/20.....................................................       56,934          38,025
      4.00%, 8/15/22......................................................      202,116          78,472
      4.25%, 12/15/22.....................................................       50,216          28,321
      5.00%, 9/15/23......................................................       10,732           4,614
      5.00%, 4/15/24......................................................       56,934          52,865
      5.00%, 1/15/25......................................................       91,095          84,878
      5.00%, 2/15/25......................................................       80,232          78,826
      5.50%, 10/15/25.....................................................        3,985           3,747
      5.00%, 1/15/27......................................................       10,817          10,628
      5.00%, 3/15/28......................................................      284,671          98,520
      5.00%, 7/15/28......................................................       23,058          21,510
      5.50%, 1/15/29......................................................       99,635          98,602
      4.50%, 4/15/29......................................................       39,854          37,983
      4.25%, 9/15/29......................................................      113,868          70,201
      5.50%, 12/15/29.....................................................       52,778           7,014
      6.10%, 11/15/30.....................................................      227,251          33,745
      4.50%, 3/15/31......................................................       63,265          54,503
      6.12%, 6/15/31......................................................      148,029          71,087
      4.00%, 7/15/31......................................................      227,736         101,086
      5.5%, 7/15/31.......................................................       40,423          39,023
      6.20%, 1/15/32......................................................      284,671          18,838
      4.50%, 2/15/32......................................................      278,977          60,540
      6.20%, 2/15/32......................................................      284,671          45,764
      4.50%, 3/15/32......................................................       20,496          15,944
      6.00%, 4/15/32......................................................       86,825          85,591
      3.50%, 9/15/32......................................................      122,978          79,426
      5.00%, 11/15/32.....................................................       25,620          10,664
      4.00%, 3/15/33......................................................      142,335          46,057
      5.50%, 8/15/33......................................................        5,693           2,955
      0.00%, 12/15/33.....................................................       34,107           7,081
      3.50%, 7/15/34......................................................      113,868          85,318
      5.00%, 11/15/34.....................................................       21,005           4,843
      5.50%, 12/15/34.....................................................       56,934          52,750
      5.00%, 3/15/35......................................................       17,080          12,128
      5.50%, 8/15/35......................................................       19,927          16,067
      5.50%, 10/15/35.....................................................       28,467          25,011
      5.50%, 10/15/35.....................................................       35,741          33,581
     Freddie Mac Pool #G01837 5.00%, 7/1/35...............................    4,785,619       4,101,534
     Northern Institutional Liquid Asset Portfolio........................   20,263,140      20,263,140
     U.S. Treasury Bond, 5.25%, 11/15/28..................................        7,403           7,420
                                                                                          -------------
TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING................                   45,253,121
                                                                                          -------------

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
June 30, 2006 (Unaudited)

                                                                              PRINCIPAL
                                                                                AMOUNT       VALUE
=======================================================================================================


TOTAL INVESTMENTS (COST $309,239,672) -- 115.6%...........................                $ 300,171,644
         Liabilities in excess of other assets -- (15.6%).................                  (40,438,091)
                                                                                          -------------
NET ASSETS -- 100.0%......................................................                $ 259,733,553
                                                                                          =============

----------
(a) 144A security is restricted as to resale to institutional investors. These securities have been deemed liquid under guidelines established by the Board of Trustees. At June 30, 2006, these securities were valued at $5,228,836 or 2.0% of net assets.
(b)   All or part of this security was on loan, as of June 30, 2006.
(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 2.61% - 12/01, $1,350,000 and MMA Community Development Investment, Inc., 3.92% - 12/01, $2,025,000. At June 30, 2006 these securities had an aggregate market value of $3,375,000, representing 1.3% of net assets.
+ Variable rate security. Rates presented are the rates in effect at June 30, 2006. Date presented reflects next rate change date.

See notes to financial statements.

-----------------------------------
Statement of assets and liabilities
-----------------------------------

MMA Praxis Intermediate Income Fund
Statement of assets and liabilities
June 30, 2006 (Unaudited)


ASSETS:
Investments, at value (cost $260,611,551)* ......................   $ 251,543,523
Investments in affiliates, at value (cost $3,375,000) ...........       3,375,000
Investments held as collateral for securities loaned, at value ..      45,253,121
                                                                    -------------
      Total Investments .........................................     300,171,644
                                                                    -------------
Cash ............................................................       3,095,468
Interest and dividends receivable ...............................       2,711,302
Receivable for capital shares sold ..............................         126,589
Prepaid expenses ................................................          25,691
                                                                    -------------
    Total Assets ................................................     306,130,694
                                                                    -------------
LIABILITIES:
Distributions payable to shareholders ...........................         662,061
Payable for capital shares redeemed .............................         275,741
Payable for securities loaned ...................................      45,253,121
Accrued expenses and other payables:
   Investment advisory fees .....................................          79,488
   Administration fees ..........................................          19,713
   Distribution fees ............................................          33,546
   Other ........................................................          73,471
                                                                    -------------
       Total Liabilities ........................................      46,397,141
                                                                    -------------
NET ASSETS:
Capital .........................................................     271,578,782
Accumulated net investment loss .................................         (64,158)
Accumulated net realized loss on investments,
   foreign currency transactions and swap contracts .............      (2,713,043)
Net unrealized depreciation on investments and
   foreign currency translations ................................      (9,068,028)
                                                                    -------------
     Net Assets .................................................   $ 259,733,553
                                                                    =============
Net Assets
   Class A ......................................................   $  37,842,573
   Class B ......................................................      27,344,665
   Class I ......................................................     194,546,315
                                                                    -------------
       Total ....................................................   $ 259,733,553
                                                                    =============
Shares Outstanding
   (unlimited number of shares authorized with $.01 par value)
   Class A ......................................................       4,014,925
   Class B ......................................................       2,900,034
   Class I ......................................................      20,659,378
                                                                    -------------
       Total ....................................................      27,574,337
                                                                    =============
Net asset value
   Class A - Redemption Price Per Share (A) .....................   $        9.43
                                                                    =============
   Class A - Maximum Sales Charge ...............................            3.75%
                                                                    =============
   Class A - Maximum Offering Price Per Share
      (100%/(100%-Maximum Sales Charge) of
      net asset value adjusted to the nearest cent ..............   $        9.80
                                                                    =============
Class B - offering price per share** (A) ........................   $        9.43
                                                                    =============
Class I - offering price per share**  (A) .......................   $        9.42
                                                                    =============

*     Includes securities on loan of $43,546,634
** Redemption price per share (Class B and Class I) varies by length of time shares are held.
(A)   Net proceeds upon redemption may include a redemption fee.

See notes to financial statements.

                                                         -----------------------
                                                         Statement of operations
                                                         -----------------------

MMA Praxis Intermediate Income Fund
Statement of operations
For the six months ended June 30, 2006 (Unaudited)

INVESTMENT INCOME:
Interest ....................................................   $ 6,897,513
Dividends ...................................................             6
Income from securities lending ..............................        16,092
Interest from affiliates ....................................        56,203
                                                                -----------
   Total Investment Income ..................................     6,969,814
                                                                -----------

EXPENSES:
Investment advisory fees ....................................       668,288
Distribution fees-Class A ...................................       218,306
Distribution fees-Class B ...................................       110,735
Shareholder servicing fees-Class A ..........................       218,039
Shareholder servicing fees-Class B ..........................        36,915
Administration fees .........................................       187,144
Legal fees and expenses .....................................        76,763
Custodian fees ..............................................        14,879
Trustees' fee and expenses ..................................         8,802
Other expenses ..............................................       114,817
                                                                -----------
     Total expenses before reductions/reimbursements ........     1,654,688
   Expenses waived by Investment Adviser ....................      (143,046)
   Expenses reduced by Distributor ..........................      (254,954)
   Expenses reduced by Custodian ............................       (13,515)
                                                                -----------
     Net Expenses ...........................................     1,243,173
                                                                -----------

Net Investment Income .......................................     5,726,641
                                                                -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on security transactions and foreign
   currency transactions ....................................      (740,839)
Change in unrealized appreciation/depreciation of investments
   and foreign currency translations during the period ......    (7,778,686)
                                                                -----------
Net realized and unrealized loss on investments and foreign
   currency transactions ....................................    (8,519,525)
                                                                -----------
Net decrease in net assets resulting from operations ........   $(2,792,884)
                                                                ===========

See notes to financial statements.

-----------------------------------
Statements of changes in net assets
-----------------------------------

MMA Praxis Intermediate Income Fund
Statements of changes in net assets

                                                                           Six Months
                                                                           Ended            Year Ended
                                                                           June 30, 2006    December 31,
                                                                           (Unaudited)      2005
=========================================================================================================
From Investment Activities:
Net investment income .................................................    $   5,726,641    $  10,101,878
Net realized gain/loss on investments and foreign currency transactions         (740,839)         511,246
Change in unrealized appreciation/depreciation of investments
     and foreign currency translations during the period ..............       (7,778,686)      (6,041,791)
                                                                           -------------    -------------
Net increase (decrease) in net assets resulting from operations .......       (2,792,884)       4,571,333
                                                                           -------------    -------------

Distributions to Class A Shareholders:
     From net investment income .......................................       (3,661,276)      (9,492,380)

Distributions to Class B Shareholders:
     From net investment income .......................................         (551,039)      (1,306,408)

Distributions to Class I Shareholders:
     From net investment income .......................................       (1,514,405)              --
                                                                           -------------    -------------
Change in net assets from distributions to shareholders ...............       (5,726,720)     (10,798,788)
                                                                           -------------    -------------

Change in net assets from capital transactions ........................       (6,257,206)      10,631,576
                                                                           -------------    -------------

Change in net assets ..................................................      (14,776,810)       4,404,121

Net Assets:
     Beginning of period ..............................................      274,510,363      270,106,242
                                                                           -------------    -------------
     End of period ....................................................    $ 259,733,553    $ 274,510,363
                                                                           =============    =============

Distributions in excess of net investment income ......................    $     (64,158)   $     (64,079)
                                                                           =============    =============

See notes to financial statements.

                                                            --------------------
                                                            Financial highlights
                                                            --------------------

MMA Praxis Intermediate Income Fund
Financial highlights

For a share outstanding throughout the period indicated.

                                                                          Class A Shares
                                       =======================================================================================
                                       Six Months
                                       Ended            Year Ended     Year Ended     Year Ended    Year Ended    Year Ended
                                       June 30, 2006    December 31,   December 31,   December 31,  December 31,  December 31,
                                       (Unaudited)      2005           2004           2003          2002          2001
==============================================================================================================================
Net Asset Value,
   Beginning of Period .............   $    9.73        $     9.95     $     9.99     $   10.05     $    9.69     $    9.62
                                       ---------        ----------     ----------     ---------     ---------     ---------
Investment Activities:
   Net investment income ...........        0.19              0.37           0.39          0.39          0.48          0.54
   Net realized and unrealized gains
     (losses) from investments,
     foreign currency transactions
     and swap contracts ............       (0.29)            (0.19)         (0.02)        (0.03)         0.37          0.07
                                       ---------        ----------     ----------     ---------     ---------     ---------
   Total from Investment Activities        (0.10)             0.18           0.37          0.36          0.85          0.61
                                       ---------        ----------     ----------     ---------     ---------     ---------
Distributions:
   Net investment income ...........       (0.20)            (0.40)         (0.41)        (0.42)        (0.49)        (0.54)
                                       ---------        ----------     ----------     ---------     ---------     ---------
Paid-in capital from
   redemption fees (a) .............          --                --             --            --            --            --
                                       ---------        ----------     ----------     ---------     ---------     ---------
Net Asset Value, End of Period .....   $    9.43        $     9.73     $     9.95     $    9.99     $   10.05     $    9.69
                                       =========        ==========     ==========     =========     =========     =========
Total Return (excludes sales charge)       (1.00%)(b)         1.82%          3.77%         3.67%         9.02%         6.47%

Ratios/Supplemental Data:
   Net assets at
     end of period (000) ...........   $  37,843        $  239,583     $  231,369     $  39,270     $  32,931     $  26,931
   Ratio of expenses to
     average net assets ............        0.94%(c)          0.94%          0.91%         0.85%         0.85%         0.85%
   Ratio of net investment income
     to average net assets .........        4.34%(c)          3.77%          3.69%         3.85%         4.94%         5.59%
   Ratio of expenses to average
     net assets* ...................        1.29%(c)          1.23%          1.33%         1.58%         1.69%         1.65%
Portfolio Turnover (d) .............       26.52%            37.79%         30.29%        47.58%        58.16%        36.00%
------------------------------------------------------------------------------------------------------------------------------

* During the year, certain expenses were reduced, reimbursed or paid by third party. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)   Amount rounds to less than $0.005 per share.
(b)   Not annualized.
(c)   Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Intermediate Income Fund
Financial highlights, continued

For a share outstanding throughout the period indicated.

                                                                                Class B Shares
                                           =========================================================================================
                                           Six Months
                                           Ended            Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                           June 30, 2006    December 31,   December 31,   December 31,   December 31,   December 31,
                                           (Unaudited)      2005           2004           2003           2002           2001
====================================================================================================================================
Net Asset Value,
   Beginning of Period .................   $     9.73       $     9.94     $     9.98     $    10.05     $     9.69     $     9.61
                                           ----------       ----------     ----------     ----------     ----------     ----------
Investment Activities:
   Net investment income ...............         0.19             0.33           0.33           0.34           0.45           0.52
   Net realized and unrealized gains
      (losses) from investments ........        (0.31)           (0.20)         (0.01)         (0.03)          0.36           0.07
                                           ----------       ----------     ----------     ----------     ----------     ----------
   Total from Investment Activities ....        (0.12)            0.13           0.32           0.31           0.81           0.59
                                           ----------       ----------     ----------     ----------     ----------     ----------
Distributions:
   Net investment income ...............        (0.18)           (0.34)         (0.36)         (0.38)         (0.45)         (0.51)
                                           ----------       ----------     ----------     ----------     ----------     ----------
Paid-in capital from
   redemption fees (a) .................           --               --             --             --             --             --
                                           ----------       ----------     ----------     ----------     ----------     ----------
Net Asset Value, End of Period .........   $     9.43       $     9.73     $     9.94     $     9.98     $    10.05     $     9.69
                                           ==========       ==========     ==========     ==========     ==========     ==========
Total Return (excludes
   redemption charge) ..................        (1.00%)(b)        1.34%          3.30%          3.14%          8.64%          6.21%

Ratios/Supplemental Data:
   Net assets at
     end of period (000) ...............   $   27,345       $   34,927     $   39,506     $   44,238     $   41,544     $   35,814

   Ratio of expenses to
     average net assets ................         1.39%(c)         1.39%          1.38%          1.30%          1.20%          1.20%
   Ratio of net investment income
     to average net assets .............         3.91%(c)         3.31%          3.31%          3.41%          4.59%          5.26%
   Ratio of expenses to average
     net assets* .......................         1.79%(c)         1.79%          1.91%          2.07%          2.19%          2.15%
Portfolio Turnover (d) .................        26.52%           37.79%         30.29%         47.58%         58.16%         36.00%
------------------------------------------------------------------------------------------------------------------------------------

* During the year, certain expenses were reduced, reimbursed or paid by third party. If such activity had not occurred, the ratios would have been as indicated.
(a)   Amount rounds to less than $0.005 per share.
(b)   Not annualized.
(c)   Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Intermediate Income Fund
Financial highlights, continued

For a share outstanding throughout the period indicated.

                                                           Class I Shares
                                                           --------------
                                                           Period Ended
                                                           June 30,
                                                           2006 (a)
                                                           (Unaudited)
=========================================================================
Net Asset Value, Beginning of Period ..................    $    9.47
                                                           ---------
Investment Activities:
   Net investment income ..............................         0.07
   Net realized and unrealized losses from investments         (0.05)
                                                           ---------
   Total from Investment Activities ...................         0.02
                                                           ---------
Distributions:
   Net investment income ..............................        (0.07)
                                                           ---------
Net Asset Value, End of Period ........................    $    9.42
                                                           =========

Total Return (excludes redemption charge) .............         0.25%(b)

Ratios/Supplemental Data:
   Net assets at end of period (000) ..................    $ 194,546
   Ratio of expenses to average net assets ............         0.68%(c)
   Ratio of net investment income to average net assets         4.84%(c)
   Ratio of expenses to average net assets* ...........         0.81%(c)
Portfolio Turnover (d) ................................        26.52%
-------------------------------------------------------------------------

* During the period, certain expenses were reduced, reimbursed or paid by third party. If such activity had not occurred, the ratios would have been as indicated.
(a) For the period from May 1, 2006 (commencement of operations) through June 30, 2006.
(b)   Not annualized.
(c)   Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

                      This page intentionally left blank.

                                                      --------------------------
                                                      MMA Praxis Core Stock Fund
                                                      --------------------------

MMA Praxis Core Stock Fund
Semi-annual report to shareholders
Portfolio managers' letter

Market environment

During the six-month period ended June 30, 2006, the stock market, as measured by the Standard & Poor's 500(R) Index, increased by 2.71 percent. U.S. economic activity, as measured by the gross domestic product (GDP), increased between 1.7 percent and 4.1 percent over each of the last three calendar quarters of 2005, and increased by 5.6 percent during the first quarter of 2006. Interest rates, as measured by the 10-year Treasury bond, began 2006 a little above 4.4 percent, and ended the second quarter at about 5.1 percent.

MMA Praxis Core Stock Fund Performance overview

For the six months ended June 30, 2006, MMA Praxis Core Stock Fund increased by
1.11 percent, compared to its benchmark, the Standard & Poor's 500(R) Index, which increased by 2.71 percent.

o Banking companies were the most important contributors to the Fund's performance over the six-month period. The Fund holds a significant investment in these companies and this sector outperformed the Index. Wells Fargo, HSBC Holdings, Fannie Mae, and Golden West Financial were among the top contributors to performance.

o Consumer discretionary companies and consumer staple companies made important contributions to performance. Two consumer discretionary companies, Comcast and Harley Davidson, and two consumer staples companies, Costco and Wal-Mart, were among the top contributors to performance.

o Insurance companies were the most important detractors from the Fund's performance over the six-month period. The Fund holds a significant investment in insurance companies and this sector underperformed the Index. American International Group, Progressive, and Transatlantic Holdings were among the top detractors from performance.

o Information technology companies and health care companies also detracted from performance. Two information technology companies, Microsoft and Dell, and one health care company, HCA, were among the top detractors from performance.

o Individual companies making important contributions to performance included Conocophillips, an energy company, and JPMorgan Chase, a diversified financial company. Individual companies detracting from performance included Sprint Nextel, a telecommunication services company, Tyco International, an industrial company, EOG Resources, an energy company, and Moody's, a diversified financial company.

o The Fund had approximately 7 percent of its assets invested in foreign companies at June 30, 2006. As a group, the foreign companies owned by the Fund outperformed the S&P 500(R) Index over the six-month period.

Outlook

Davis Advisors began serving as subadviser to the Fund in January 2006. We believe that a six-month period is too short to provide meaningful insight into a Fund's future long-term performance. We have built a portfolio which is quite different in composition from the S&P 500(R) Index. Davis Advisors' investment strategy is to perform extensive research to buy durable companies at a discount to their intrinsic values and hold them for the long term.

Christopher C. Davis
Portfolio Manager and CEO of Davis Advisors

Kenneth C. Feinberg
Portfolio Manager

------------------
Performance Review
------------------

MMA Praxis Core Stock Fund
Performance review

Average annual total returns as of 6/30/06

[BAR CHART]

1 Year
6.38%
5.73%

3 Year
8.04%
7.35%

5 Year
1.14%
0.51%

10 Year
5.52%
5.10%

            Inception
              Date      1 Year    3 Year    5 Year    10 Year
            ---------   ------    ------    ------    -------

Class A      5/12/99      6.38%     8.04%     1.14%      5.52%
Class A*     5/12/99      0.80%     6.10%     0.06%      4.95%

Class B      1/4/94       5.73%     7.35%     0.51%      5.10%
Class B**    1/4/94       1.73%     6.47%     0.31%      5.10%


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.mmapraxis.com.

* Reflects maximum front-end sales charge of 5.25%.
** The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception of 1/4/94. The B Share CDSC does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

Growth of $10,000 investment 6/30/96 to 6/30/06

[LINE CHART]

[PLOT POINTS TO COME]

For performance purposes, the above graph has not been adjusted for CDSC charges.

This chart represents historical performance of a hypothetical investment of $10,000 in the Core Stock Fund from 6/30/96 to 6/30/06, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

* Reflects maximum front-end sales charge of 5.25%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception of 1/4/94.

1 The S&P 500 Composite Stock Price Index (the "S&P 500R Index") is a widely recognized, unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

---------------------------------
Schedule of portfolio investments
---------------------------------

MMA Praxis Core Stock Fund
Schedule of portfolio investments
June 30, 2006 (Unaudited)


                                                                SHARES       VALUE
====================================================================================
COMMON STOCKS -- 97.5%
ADVERTISING SERVICES -- 0.3%
WPP Group plc ADR (b) ......................................    15,700   $   946,553
                                                                         -----------
BANKS -- 8.3%
Commerce Bancorp, Inc. (b) .................................    57,700     2,058,159
Hsbc Holdings plc ..........................................   606,578    10,671,332
Lloyds TSB Group plc ADR (b) ...............................    57,400     2,265,578
State Street Corp. (b) .....................................    13,500       784,215
Wells Fargo & Co. ..........................................   158,000    10,598,640
                                                                         -----------
                                                                          26,377,924
                                                                         -----------
BROADCASTING/CABLE -- 4.3%
Comcast Corp., Class A (a)(b) ..............................   331,300    10,860,014
Liberty Media Holding Corp - Capital - Series A (a) ........    12,335     1,033,303
NTL, Inc. (b) ..............................................    72,658     1,809,184
                                                                         -----------
                                                                          13,702,501
                                                                         -----------
BROKERAGE SERVICES -- 4.6%
JPMorgan Chase & Co. .......................................   351,000    14,742,000
                                                                         -----------
BUILDING MATERIALS & CONSTRUCTION -- 0.9%
Vulcan Materials Co. .......................................    37,000     2,886,000
                                                                         -----------
BUSINESS SERVICES -- 1.5%
Iron Mountain, Inc. (a)(b) .................................   125,400     4,687,452
                                                                         -----------
COMPUTER EQUIPMENT & SERVICES -- 0.3%
Nokia Oyj  ADR (b) .........................................    46,500       942,090
                                                                         -----------
COMPUTERS & PERIPHERALS -- 1.5%
Dell, Inc. (a)(b) ..........................................   114,000     2,782,740
Hewlett-Packard Co. ........................................    65,700     2,081,376
                                                                         -----------
                                                                           4,864,116
                                                                         -----------
CONSTRUCTION -- 1.0%
Martin Marietta Materials, Inc. ............................    33,200     3,026,180
                                                                         -----------
CONSUMER FINANCIAL SERVICES -- 6.9%
American Express Co.(b) ....................................   317,300    16,886,706
H&R Block, Inc.(b) .........................................   210,000     5,010,600
                                                                         -----------
                                                                          21,897,306
                                                                         -----------
CONSUMER GOODS & SERVICES -- 1.2%
Procter & Gamble Co. .......................................    71,400     3,969,840
                                                                         -----------
CONTAINERS - PAPER & PLASTIC -- 2.2%
Sealed Air Corp. (b) .......................................   135,000     7,030,800
                                                                         -----------
COSMETICS & TOILETRIES -- 0.5%
Avon Products, Inc. (b) ....................................    49,900     1,546,900
                                                                         -----------
E-COMMERCE -- 0.6%
Expedia, Inc. (a)(b) .......................................    25,300       378,741
IAC/InterActiveCorp. (a)(b) ................................    22,200       588,078
Liberty Media Holding Corp - Interactive - Class A (a) .....    61,675     1,064,511
                                                                         -----------
                                                                           2,031,330
                                                                         -----------

MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
June 30, 2006 (Unaudited)


                                                               SHARES       VALUE
====================================================================================
COMMON STOCKS -- 97.5%, continued
FINANCIAL SERVICES -- 6.0%
Ameriprise Financial, Inc. .................................    88,900   $ 3,971,163
Citigroup, Inc. ............................................   175,000     8,442,000
Moody's Corp. ..............................................    80,800     4,400,368
Morgan Stanley .............................................    36,500     2,307,165
                                                                         -----------
                                                                          19,120,696
                                                                         -----------
FOOD PRODUCTS -- 1.0%
The Hershey Co.(b) .........................................    55,000     3,028,850
                                                                         -----------
HEALTH CARE -- 1.8%
HCA, Inc. ..................................................   132,000     5,695,800
                                                                         -----------
INSURANCE -- 14.2%
American International Group, Inc. .........................   243,300    14,366,864
Aon Corp. (b) ..............................................    75,100     2,614,982
Berkshire Hathaway, Inc. - Class A (a)(b) ..................       130    11,915,670
Chubb Corp. ................................................    23,200     1,157,680
Markel Corp. (a)(b) ........................................       700       242,900
Principal Financial Group, Inc. ............................    23,400     1,302,210
Sun Life Financial, Inc. (b) ...............................    14,000       559,020
The Progressive Corp. ......................................   364,000     9,358,440
Transatlantic Holdings, Inc. (b) ...........................    61,500     3,437,850
                                                                         -----------
                                                                          44,955,616
                                                                         -----------
MANUFACTURING -- 4.8%
Tyco International Ltd. (b) ................................   554,100    15,237,750
                                                                         -----------
METAL MINING -- 0.3%
Rio Tinto plc ..............................................    16,900       893,355
                                                                         -----------
MINERALS -- 0.3%
BHP Billiton plc ...........................................    47,600       924,101
                                                                         -----------
NEWSPAPERS -- 0.3%
Gannett Co., Inc. ..........................................    19,500     1,090,635
                                                                         -----------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES -- 11.1%
ConocoPhillips .............................................   234,800    15,386,444
Devon Energy Corp. .........................................   132,200     7,986,202
EOG Resources, Inc. ........................................   113,200     7,849,288
Transocean, Inc. (a)(b) ....................................    48,000     3,855,360
                                                                         -----------
                                                                          35,077,294
                                                                         -----------
PHARMACEUTICALS -- 2.6%
Cardinal Health, Inc. (b) ..................................    55,000     3,538,150
Caremark Rx, Inc. ..........................................    95,900     4,782,533
                                                                         -----------
                                                                           8,320,683
                                                                         -----------
RECREATIONAL PRODUCTS -- 2.0%
Harley-Davidson, Inc. (b) ..................................   117,400     6,444,086
                                                                         -----------
RETAIL -- 8.8%
Bed Bath & Beyond, Inc. (a) ................................    29,500       978,515
Costco Wholesale Corp. .....................................   290,400    16,590,552
Wal-Mart Stores, Inc. ......................................   213,900    10,303,563
                                                                         -----------
                                                                          27,872,630
                                                                         -----------


MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
June 30, 2006 (Unaudited)


                                                                                   SHARES OR
                                                                                   PRINCIPAL
                                                                                     AMOUNT        VALUE
============================================================================================================
COMMON STOCKS -- 97.5%, continued
RETAIL - ONLINE -- 0.2%
Hunter Douglas N.V .............................................................       11,700   $    787,982
                                                                                                ------------
SAVINGS & LOANS -- 4.0%
Golden West Financial Corp. ....................................................      170,500     12,651,100
                                                                                                ------------
SCHOOLS & EDUCATIONAL SERVICES -- 0.4%
Apollo Group, Inc. - Class A (a)(b) ............................................       27,400      1,415,758
                                                                                                ------------
SOFTWARE & COMPUTER SERVICES -- 2.3%
Microsoft Corp. ................................................................      315,300      7,346,490
                                                                                                ------------
TELECOMMUNICATIONS -- 2.1%
SK Telecom Co. Ltd. ADR ........................................................       79,500      1,861,890
Sprint Nextel Corp. ............................................................      246,100      4,919,539
                                                                                                ------------
                                                                                                   6,781,429
                                                                                                ------------
TRANSPORTATION SERVICES -- 1.2%
Kuehne & Nagel International  AG ...............................................       19,000      1,383,118
United Parcel Service, Inc. - Class B ..........................................       29,000      2,387,570
                                                                                                ------------
                                                                                                   3,770,688
                                                                                                ------------
TOTAL COMMON STOCKS ............................................................                 310,065,935
                                                                                                ------------

U.S. GOVERNMENT AGENCIES -- 1.4%
COMMERCIAL PAPER -- 1.4%
UBS Americas, 5.27%, 7/3/06 ....................................................    4,480,000      4,478,688

CORPORATE NOTES -- 1.2%
COMMUNITY DEVELOPMENT -- 1.2%
MMA Community Development Investment, Inc., 2.61%, 7/1/06, (c)+ ................    1,495,000      1,495,000
MMA Community Development Investment, Inc., 3.92%, 7/1/06, (c)+ ................    2,370,000      2,370,000
                                                                                                ------------
TOTAL CORPORATE NOTES ..........................................................                   3,865,000
                                                                                                ------------

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 18.3%
SHORT TERM -- 18.3%
Krediet Bank Letter of Credit ..................................................      385,542        385,542
Northern Institutional Liquid Asset Portfolio ..................................   57,721,636     57,721,636
                                                                                                ------------
TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING .....................                  58,107,178
                                                                                                ------------


MMA Praxis Core Stock Fund
Schedule of portfolio investments, continued
June 30, 2006 (Unaudited)


                                                               SHARES       VALUE
=====================================================================================

TOTAL INVESTMENTS (Cost $367,875,456)  -- 118.4% ...........            $ 376,516,801
     Liabilities in excess of other assets -- (18.4%) ......              (58,493,730)
                                                                        -------------
NET ASSETS -- 100.0% .......................................            $ 318,023,071
                                                                        =============

-----------
(a) Non-income producing securities.
(b) All or part of this security was on loan, as of June 30, 2006.
(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 2.61% - 12/01, $1,495,000 and MMA Community Development Investment, Inc., 3.92% - 12/01, $2,370,000. At June 30, 2006, these securities had an aggregate market value of $3,865,000 representing 1.2% of net assets.
+ Variable rate security. Rates presented are the rates in effect at June 30, 2006. Date presented reflects next rate change date.
 ADR  - American Depositary Receipt
 plc - Public Liability Co.


                                                                            UNREALIZED
FUTURES CONTRACTS PURCHASED                                    CONTRACTS   APPRECIATION
                                                               ---------   -------------

S&P 500 Index Futures Contract, expiring September, 2006
     (underlying face amount  at value $4,477,900)                    14   $      62,475


See notes to financial statements.

-----------------------------------
Statement of assets and liabilities
-----------------------------------

MMA Praxis Core Stock Fund
Statement of assets and liabilities
June 30, 2006 (Unaudited)



ASSETS:
Investments, at value (cost $305,903,278)* ...............................................   $ 314,544,623
Investments in affiliates, at value (cost $3,865,000) ....................................       3,865,000
Investments held as collateral for securities loaned, at value ...........................      58,107,178
                                                                                             -------------
     Total Investments ...................................................................     376,516,801
                                                                                             -------------
Cash .....................................................................................             114
Cash held as collateral for futures contracts ............................................         220,500
Interest and dividends receivable ........................................................         260,078
Receivable for capital shares sold .......................................................         136,999
Receivable for investments sold ..........................................................         212,037
Prepaid expenses .........................................................................          28,004
                                                                                             -------------
     Total Assets ........................................................................     377,374,533
                                                                                             -------------
LIABILITIES:
Payable for securities loaned ............................................................      58,107,178
Payable for capital shares redeemed ......................................................         682,666
Payable for variation margin on future contracts .........................................          11,200
Payable for investments purchased ........................................................         210,652
Accrued expenses and other payables:
   Investment advisory fees ..............................................................         190,535
   Administration fees ...................................................................          21,851
   Distribution fees .....................................................................          74,772
   Other .................................................................................          52,608
                                                                                             -------------
     Total Liabilities ...................................................................      59,351,462
                                                                                             -------------
NET ASSETS:
Capital ..................................................................................     297,667,201
Accumulated net investment income ........................................................         186,632
Accumulated net realized gain on investments and futures contracts .......................      11,465,418
Net unrealized appreciation on investments ...............................................       8,641,345
Unrealized appreciation of futures contracts .............................................          62,475
                                                                                             -------------
     Net Assets ..........................................................................   $ 318,023,071
                                                                                             =============
Net Assets
   Class A ...............................................................................   $  81,425,049
   Class B ...............................................................................      75,835,187
   Class I ...............................................................................     160,762,835
                                                                                             -------------
     Total ...............................................................................   $ 318,023,071
                                                                                             =============
Shares Outstanding
   (unlimited number of shares authorized with $.01 par value)
   Class A ...............................................................................       5,583,442
   Class B ...............................................................................       5,404,832
   Class I ...............................................................................      11,013,469
                                                                                             -------------
     Total ...............................................................................      22,001,743
                                                                                             =============
Net asset value
   Class A - Redemption Price Per Share (A) ..............................................   $       14.58
                                                                                             =============
   Class A - Maximum Sales Charge ........................................................            5.25%
                                                                                             =============
   Class A - Maximum Offering Price Per Share
     (100%/(100%-Maximum Sales Charge) of
     net asset value adjusted to the nearest cent ........................................   $       15.39
                                                                                             =============
   Class B - offering price per share** (A) ..............................................   $       14.03
                                                                                             =============
   Class I - offering price per share ** (A) .............................................   $       14.60
                                                                                             =============


*   Includes securities on loan of $56,939,171
** Redemption price per share (Class B and Class I) varies by length of time shares are held.
(A) Net proceeds upon redemption may include a redemption fee

See notes to financial statements.

                                                         -----------------------
                                                         Statement of operations
                                                         -----------------------

MMA Praxis Core Stock Fund
Statement of operations
For the six months ended June 30, 2006 (Unaudited)



INVESTMENT INCOME:
Dividends ................................................................................   $   2,311,139
Foreign tax withholding ..................................................................         (42,510)
Interest .................................................................................         395,344
Interest from affiliates .................................................................          64,694
Income from securities lending ...........................................................          12,675
                                                                                             -------------
   Total Investment Income ...............................................................       2,741,342
                                                                                             -------------

EXPENSES:
Investment advisory fees .................................................................       1,174,999
Distribution fees-Class A ................................................................         227,764
Distribution fees-Class B ................................................................         316,216
Reimbursement of Fund expenses paid by Adviser ...........................................         313,857
Administration fees ......................................................................         231,338
Shareholder servicing fees-Class A .......................................................         227,092
Shareholder servicing fees-Class B .......................................................         105,427
Legal fees and expenses ..................................................................          89,754
Custodian fees ...........................................................................          19,614
Trustees' fee and expenses ...............................................................           9,427
Other expenses ...........................................................................         123,995
                                                                                             -------------
     Total expenses before reductions/reimbursements .....................................       2,839,483
   Expenses reduced by Distributor .......................................................        (269,262)
   Expenses reduced by Custodian .........................................................         (15,511)
                                                                                             -------------
     Net Expenses ........................................................................       2,554,710
                                                                                             -------------

Net Investment Income ....................................................................         186,632
                                                                                             -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on security transactions and futures contracts .........................      17,884,803
Change in unrealized appreciation/depreciation of investments during the period ..........     (14,708,390)
Change in unrealized appreciation/depreciation of futures contracts during the period ....         113,050
                                                                                             -------------
Net realized and unrealized gain on investments and futures contracts ....................       3,289,463
                                                                                             -------------
Net increase in net assets resulting from operations .....................................   $   3,476,095
                                                                                             =============


See notes to financial statements.

-----------------------------------
Statements of changes in net assets
-----------------------------------

MMA Praxis Core Stock Fund
Statements of changes in net assets


                                                               Six Months
                                                               Ended            Year Ended
                                                               June 30, 2006    December 31,
                                                               (Unaudited)      2005
=============================================================================================

From Investment Activities:
Net investment income ......................................   $     186,632    $     854,245
Net realized gain on investments and futures contracts .....      17,884,803       15,920,554
Change in unrealized depreciation of investments and
     futures contracts during the period ...................     (14,595,340)      (6,880,782)
                                                               -------------    -------------
Net increase in net assets resulting from operations .......       3,476,095        9,894,017
                                                               -------------    -------------

Distributions to Class A Shareholders:
     From net investment income ............................              --         (887,403)
                                                               -------------    -------------

Change in net assets from distributions to shareholders ....              --         (887,403)
                                                               -------------    -------------

Change in net assets from capital transactions .............       2,091,683      (21,969,154)
                                                               -------------    -------------

Change in net assets .......................................       5,567,778      (12,962,540)

Net Assets:
     Beginning of period ...................................     312,455,293      325,417,833
                                                               -------------    -------------
     End of period .........................................   $ 318,023,071    $ 312,455,293
                                                               =============    =============

Accumulated net investment income ..........................   $     186,632    $          --
                                                               =============    =============


See notes to financial statements.

                                                            --------------------
                                                            Financial highlights
                                                            --------------------

MMA Praxis Core Stock Fund
Financial highlights

For a share outstanding throughout the period indicated.


                                                                                Class A Shares
                                           =========================================================================================
                                           Six Months
                                           Ended            Year Ended     Year Ended      Year Ended    Year Ended     Year Ended
                                           June 30, 2006    December 31,   December 31,    December 31,  December 31,   December 31,
                                           (Unaudited)      2005           2004            2003          2002           2001
====================================================================================================================================

Net Asset Value,
   Beginning of Period .................   $    14.42       $    13.99     $     13.06     $    11.00    $    13.44     $    14.59
                                           ----------       ----------     -----------     ----------    ----------     ----------

Investment Activities:
   Net investment income ...............         0.04             0.07            0.08           0.05          0.04           0.03
   Net realized and unrealized gains
      (losses) from investments ........         0.12             0.42            0.92           2.01         (2.48)         (1.18)
                                           ----------       ----------     -----------     ----------    ----------     ----------

   Total from Investment Activities ....         0.16             0.49            1.00           2.06         (2.44)         (1.15)
                                           ----------       ----------     -----------     ----------    ----------     ----------

Distributions:
   Net investment income ...............           --            (0.06)          (0.07)            --(a)         --             --
   Tax return of capital ...............           --               --              --             --(a)         --             --
                                           ----------       ----------     -----------     ----------    ----------     ----------

   Total Distributions .................           --            (0.06)          (0.07)            --            --             --
                                           ----------       ----------     -----------     ----------    ----------     ----------

Paid-in capital from
   redemption fees (b) .................           --               --              --             --            --             --
                                           ----------       ----------     -----------     ----------    ----------     ----------

Net Asset Value, End of Period .........   $    14.58       $    14.42     $     13.99     $    13.06    $    11.00     $    13.44
                                           ==========       ==========     ===========     ==========    ==========     ==========
Total Return (excludes
    sales charge) ......................         1.11%(c)         3.52%           7.65%         18.77%       (18.15%)        (7.88%)

Ratios/Supplemental Data:
   Net assets at end of period (000) ...   $   81,425       $  208,640     $   202,474     $   41,244    $   25,314     $   24,780

   Ratio of expenses to average
     net assets ........................         1.51%(d)         1.34%           1.33%          1.25%         1.20%          1.20%
   Ratio of net investment income
     to average net assets .............         0.28%(d)         0.50%           1.04%          0.45%         0.35%          0.25%
   Ratio of expenses to average
     net assets* .......................         1.76%(d)         1.60%           1.65%          1.86%         1.94%          1.86%
Portfolio Turnover (e) .................       131.61%           32.66%           9.99%          7.68%        10.20%         17.58%
------------------------------------------------------------------------------------------------------------------------------------


* During the year, certain expenses were reduced, reimbursed or paid by third party. If such expense reductions had not occurred, the ratios would have been as indicated.
(a) Distribution per share was less than $0.005.
(b) Amount rounds to less than $0.005 per share.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Core Stock Fund
Financial highlights, continued

For a share outstanding throughout the period indicated.


                                                                                Class B Shares
                                       =============================================================================================
                                       Six Months
                                       Ended             Year Ended      Year Ended      Year Ended      Year Ended     Year Ended
                                       June 30, 2006     December 31,    December 31,    December 31,    December 31,   December 31,
                                       (Unaudited)       2005            2004            2003            2002           2001
====================================================================================================================================

Net Asset Value,
   Beginning of Period .............   $   13.92        $     13.53     $     12.67     $     10.74     $    13.19     $     14.42
                                       ---------         ----------      ----------      ----------      ---------       ---------
Investment Activities:
   Net investment income (loss) ....       (0.04)             (0.02)           0.01           (0.02)         (0.02)          (0.04)
   Net realized and unrealized gains
      (losses) from investments ....        0.15               0.41            0.87            1.95          (2.43)          (1.19)
                                       ---------         ----------      ----------      ----------      ---------       ---------
   Total from Investment Activities         0.11               0.39            0.88            1.93          (2.45)          (1.23)
                                       ---------         ----------      ----------      ----------      ---------       ---------
Distributions:
   Net investment income ...........          --                 --           (0.02)             --             --              --
                                       ---------         ----------      ----------      ----------      ---------       ---------
Paid-in capital from
   redemption fees (a) .............          --                 --              --              --             --              --
                                       ---------         ----------      ----------      ----------      ---------       ---------
Net Asset Value, End of Period .....   $   14.03        $     13.92     $     13.53     $     12.67     $    10.74     $     13.19
                                       =========         ==========      ==========      ==========      =========       =========
Total Return (excludes
   redemption charge) ..............        0.79%(b)           2.88            6.96%          17.97%        (18.57%)         (8.53%)

Ratios/Supplemental Data:
   Net assets at end
     of period (000) ...............   $  75,835        $   103,815     $   121,817     $   127,348     $  111,598     $   139,788
   Ratio of expenses to average
     net assets ....................        2.16%(c)           1.99%           1.98%           1.90%          1.75%           1.75%
   Ratio of net investment income
     to average net assets .........       (0.41%)(c)         (0.14%)          0.50%          (0.21%)        (0.20%)         (0.31%)
   Ratio of expenses to average
     net assets* ...................        2.26%(c)           2.09%           2.22%           2.33%          2.44%           2.36%
Portfolio Turnover (d) .............      131.61%             32.66%           9.99%           7.68%         10.20%          17.58%
------------------------------------------------------------------------------------------------------------------------------------


* During the year, certain expenses were reduced, reimbursed or paid by third party. If such activity had not occurred, the ratios would have been as indicated.
(a) Amount rounds to less than $0.005 per share.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Core Stock Fund
Financial highlights, continued

For a share outstanding throughout the period indicated.

                                                               Class I Shares
                                                               ==============
                                                                Period Ended
                                                                  June 30,
                                                                  2006 (a)
                                                                (Unaudited)
================================================================================

Net Asset Value, Beginning of Period .......................   $      14.76
                                                               ------------

Investment Activities:
   Net investment income ...................................           0.02
   Net realized and unrealized losses from investments .....          (0.18)
                                                               ------------
   Total from Investment Activities ........................          (0.16)
                                                               ------------
Net Asset Value, End of Period .............................   $      14.60
                                                               ============
Total Return (excludes redemption charge) ..................         (10.08%)(b)

Ratios/Supplemental Data:
   Net assets at end of period (000) .......................   $    160,763
   Ratio of expenses to average net assets .................           1.05%(c)
   Ratio of net investment income to average net assets ....           0.41%(c)
   Ratio of expenses to average net assets* ................           1.05%(c)
Portfolio Turnover (d) .....................................         131.61%
--------------------------------------------------------------------------------

* During the year, certain expenses were reduced, reimbursed or paid by third party. If such activity had not occurred, the ratios would have been as indicated.
(a) For the period from May 1, 2006 (commencement of operations) through June 30, 2006.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

                      This page left intentionally blank.

                                                     ---------------------------
                                                     MMA Praxis Value Index Fund
                                                     ---------------------------

MMA Praxis Value Index Fund
Semi-annual report to shareholders
Portfolio manager's letter


Yet again, U.S. domestic value indexes bested their growth counterparts during the first half of 2006 and the competition wasn't even close. The MSCI Prime Market Value Index outperformed its growth complement by a margin of 6.37 percent to -0.70 percent for the first half of 2006. Like several of the trends investors have witnessed over the last five years (small companies outperforming large, international markets outperforming domestic, and lower quality outperforming higher quality), the value versus growth trend has lasted longer than many expected. As we said six months ago, we would not be surprised to see the growth style, especially among large companies of high financial quality, perform better than the value style over the coming years.

The MMA Praxis Value Index performed reasonably well against its benchmark during the first half of the year with the A shares, including all fees, up 5.58 percent. During the first five months of the period, the appropriate benchmark was the Standard & Poors/Citigroup Value Index, the successor index to the Standard & Poor's/Barra Value Index, which was discontinued on December 16, 2005. As discussed in past letters, effective May 1, 2006, the MMA Praxis Value Index Fund began using the MSCI Prime Market Value Index as its benchmark.

The MSCI Prime Market Value Index was chosen as the benchmark for several reasons, but primarily because we believe it is best at representing how active value style investors actually manage portfolios. The index includes stocks drawn from the MSCI Prime Market 750 Index having characteristics most often associated with the value style of investing. Its design leads to an accurate representation of the value style of the market as well as lower portfolio turnover than some of its peers, thus lowering trading expenses.

The MMA Praxis Value Index Fund continues to be managed using MMA's stewardship investing process and screens as it was in the past, though we have changed the way we manage the fund in order to minimize trading and hopefully improve performance. MSCI maintains a custom benchmark index based on MMA's screens that serves as the target index for the Fund. The Value Index Fund typically owns fewer than the total number of securities in the custom index in order to minimize the costs associated with trading and owning additional securities while still maintaining the intrinsic characteristics of the custom benchmark.

It bears repeating that the Fund is an index in the sense that its holdings are driven by the constituents of its public benchmark, not by active decision-making on the part of portfolio managers. However, its performance relative to that benchmark will be driven by the impacts of stewardship investing screens, fees, and we expect to a lesser extent, the techniques used to construct the Fund portfolio.

Chad Horning, CFA(R)
MMA Praxis Value Index Fund Co-manager

------------------
Performance review
------------------

MMA Praxis Value Index Fund
Performance review


Average annual total returns as of 6/30/06

[BAR CHART]

1 Year
11.95%
11.43%

3 Year
13.73%
13.17%

5 Year
2.87%
2.34%

10 Year
2.32%
1.80%

            Inception                                   Since
              Date      1 Year    3 Year    5 Year    Inception
            ---------   ------    ------    ------    ---------

Class A      5/1/01      11.95%    13.73%     2.87%        2.32%
Class A*     5/1/01       6.09%    11.69%     1.77%        1.26%

Class B      1/4/94      11.43%    13.17%     2.34%        1.80%
Class B**    1/4/94       7.43%    12.38%     2.16%        1.80%


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.mmapraxis.com.

* Reflects maximum front-end sales charge of 5.25%.
** The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.
 The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

Growth of $10,000 investment 5/1/01 to 6/30/06

[LINE CHART]

[PLOT POINTS TO COME]

This chart represents historical performance of a hypothetical investment of $10,000 in the Value Index Fund from 5/1/01 to 6/30/06, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.
* Reflects maximum front-end sales charge of 5.25%.
**Reflects applicable contingent deferred sales charge of 1.00%.
1 MSCI Prime Market Value Index represents the value companies of the MSCI Prime
  Market 750 Index. The MSCI Prime Market 750 Index represents the Universe of large and medium capitalization companies in the U.S. equity market. On February 26, 2006, the Board of Trustees approved MSCI Prime Market Value Index as the benchmark for the MMA Praxis Value Index Fund. The Board determined that the MSCI Prime Market Value Index is a more appropriate comparison for the Fund.
2 The Standard & Poor's 500/Citigroup Value Index is an unmanaged index and is constructed by dividing the stocks in the Standard & Poor's 500 Index into two categories, growth and value, according to price-to-book ratios.
The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

---------------------------------
Schedule of portfolio investments
---------------------------------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2006 (Unaudited)

                                              SHARES     VALUE
=================================================================

COMMON STOCKS -- 99.0%
ADVERTISING AGENCIES -- 0.1%
Interpublic Group of Co., Inc. (a)(b) .....    5,910   $   49,349
                                                       ----------
AIRLINES -- 0.3%
Southwest Airlines Co. ....................    8,520      139,472
                                                       ----------
APPAREL MANUFACTURERS -- 0.4%
Jones Apparel Group, Inc. .................    1,590       50,546
Liz Claiborne, Inc. (b) ...................    1,620       60,037
V.F. Corp. ................................    1,430       97,126
                                                       ----------
                                                          207,709
                                                       ----------
AUTOMOTIVE -- 0.5%
BorgWarner, Inc. ..........................    1,300       84,630
Cummins Engine, Inc. (b) ..................      540       66,015
Ford Motor Co. ............................   20,760      143,867
                                                       ----------
                                                          294,512
                                                       ----------
BANKS -- 15.6%
AmSouth Bancorp ...........................    4,960      131,192
Bank of America Corp. .....................   47,010    2,261,180
Bank of New York Co., Inc. ................    8,420      271,124
BB&T Corp. ................................    6,280      261,185
Berkshire Hathaway, Inc., Class B (a) .....       69      209,967
Comerica, Inc. ............................    3,030      157,530
Compass Bancshares, Inc. ..................    1,640       91,184
Fifth Third Bancorp .......................    6,800      251,260
First Horizon National Corp. ..............    2,160       86,832
Huntington Bancshares, Inc. (b) ...........    4,270      100,687
KeyCorp ...................................    4,870      173,762
M & T Bank Corp. ..........................    1,220      143,862
Marshall & Ilsley Corp. ...................    2,970      135,848
Mellon Financial Corp. ....................    4,600      158,378
National City Corp. .......................    6,700      242,473
North Fork Bancorp., Inc. .................    5,450      164,427
Northern Trust Corp. ......................    2,561      141,623
People's Bank (b) .........................    2,340       76,869
Popular, Inc. (b) .........................    4,270       81,984
Regions Financial Corp. ...................    5,200      172,224
SunTrust Banks, Inc. ......................    4,240      323,342
U.S. Bancorp ..............................   19,730      609,262
UnionBanCal Corp. .........................    2,010      129,826
Wachovia Corp. ............................   16,920      915,034
Wells Fargo & Co. .........................   17,100    1,147,067
Zions Bancorp .............................    1,420      110,675
                                                       ----------
                                                        8,548,797
                                                       ----------
BEVERAGES -- 2.2%
Coca-Cola Company .........................   22,040      948,161
Coca-Cola Enterprises, Inc. ...............    5,760      117,331
Pepsi Bottling Group, Inc. ................    3,670      117,991
                                                       ----------
                                                        1,183,483
                                                       ----------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2006 (Unaudited)


                                             SHARES      VALUE
=================================================================

COMMON STOCKS -- 99.0%, continued
BROADCAST SERVICES & PROGRAMMING -- 0.8%
CBS Corp., Class B .......................     7,670   $  207,474
Clear Channel Communications, Inc. .......     7,560      233,982
                                                       ----------
                                                          441,456
                                                       ----------
BROKERAGE SERVICES -- 6.3%
Bear Stearns Cos., Inc. ..................     1,290      180,703
JPMorgan Chase & Co. .....................    35,850    1,505,700
Lehman Brothers Holdings, Inc. ...........     5,650      368,098
Merrill Lynch & Co. ......................     9,650      671,254
Morgan Stanley ...........................    11,080      700,367
                                                       ----------
                                                        3,426,122
                                                       ----------
BUSINESS SERVICES -- 0.5%
ARAMARK Corp., Class B ...................     1,420       47,016
Cendant Corp. ............................    11,570      188,476
Manpower, Inc. ...........................       970       62,662
                                                       ----------
                                                          298,154
                                                       ----------
CHEMICALS - GENERAL -- 1.4%
Air Products & Chemicals, Inc. ...........     2,340      149,573
Lyondell Chemical Co. ....................     3,250       73,645
PPG Industries, Inc. .....................     1,910      126,060
Praxair, Inc. ............................     3,250      175,499
Rohm and Haas Company ....................     2,740      137,329
Sovereign Bancorp, Inc. (b) ..............     5,838      118,570
                                                       ----------
                                                          780,676
                                                       ----------
COMMUNICATIONS SERVICES -- 0.2%
NTL, Inc. ................................     3,610       89,889
                                                       ----------
COMPUTER SERVICES -- 0.2%
Electronic Data Systems Corp. ............     5,340      128,480
                                                       ----------
COMPUTER STORAGE DEVICES -- 0.2%
Seagate Technology .......................     5,930      134,255
                                                       ----------
COMPUTERS & PERIPHERALS -- 4.4%
EMC Corp. (a) ............................       750        8,228
Hewlett-Packard Co. ......................    28,710      909,533
International Business Machines Corp. ....    14,720    1,130,789
Lexmark International, Inc., Class A (a) ..    1,390       77,604
NCR Corp. (a) ............................     2,360       86,470
Sun Microsystems, Inc. (a) ...............    41,650      172,848
                                                       ----------
                                                        2,385,472
                                                       ----------
CONGLOMERATES -- 0.7%
Emerson Electric Co. .....................     4,260      357,031
                                                       ----------
CONSTRUCTION SERVICES -- 0.3%
D.R. Horton, Inc. ........................     3,750       89,325
Lennar Corp. .............................     1,730       76,760
                                                       ----------
                                                          166,085
                                                       ----------
CONSUMER FINANCIAL SERVICES -- 0.2%
H&R Block, Inc. ..........................     3,880       92,577
                                                       ----------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2006 (Unaudited)

                                              SHARES     VALUE
=================================================================

COMMON STOCKS -- 99.0%, continued
CONSUMER PRODUCTS -- 0.3%
General Mills, Inc. .......................    3,500   $  180,810
                                                       ----------
CONTAINERS - PAPER & PLASTIC -- 0.1%
Avery Dennison Corp. ......................    1,380       80,123
                                                       ----------
COSMETICS & TOILETRIES -- 0.6%
Alberto-Culver Co., Class B (b) ...........    1,416       68,988
Kimberly-Clark Corp. ......................    4,360      269,012
                                                       ----------
                                                          338,000
                                                       ----------
DISTRIBUTION -- 0.4%
Genuine Parts Co. .........................    2,980      124,147
W.W. Grainger, Inc. .......................    1,080       81,248
                                                       ----------
                                                          205,395
                                                       ----------
ELECTRIC SERVICES -- 1.9%
Alliant Energy Corp. ......................    2,010       68,943
Consolidated Edison, Inc. (b) .............    3,430      152,429
FPL Group, Inc. ...........................    4,580      189,520
Mirant Corp. (a)(b) .......................    3,300       88,440
NiSource, Inc. ............................    4,050       88,452
NRG Energy, Inc. (a) ......................    1,650       79,497
Pepco Holdings, Inc. (b) ..................    4,130       97,385
TXU Corp. .................................    4,890      292,374
                                                       ----------
                                                        1,057,040
                                                       ----------
ELECTRONIC & ELECTRICAL - GENERAL -- 0.4%
Arrow Electronics, Inc. (a) ...............    1,970       63,434
Fisher Scientific International, Inc. (a) .    1,460      106,653
LSI Logic Corp. (a) .......................    6,300       56,385
                                                       ----------
                                                          226,472
                                                       ----------
ENERGY -- 0.8%
Valero Energy Corp. .......................    6,330      421,072
                                                       ----------
FINANCIAL SERVICES -- 9.6%
Ambac Financial Group, Inc. ...............    1,500      121,650
Ameriprise Financial, Inc. ................    2,770      123,736
Capital One Financial Corp. ...............    3,580      305,911
CIT Group, Inc. ...........................    2,590      135,431
Citigroup, Inc. ...........................   48,810    2,354,593
Countrywide Financial Corp. ...............    6,610      251,709
Federal Home Loan Mortgage Corp. ..........    7,390      421,304
Federal National Mortgage Association .....   10,220      491,581
Fidelity National Financial ...............    2,180       84,911
MBIA, Inc. (b) ............................    2,110      123,541
MGIC Investment Corp. (b) .................    1,650      107,250
PNC Financial Services Group, Inc. ........    3,230      226,649
T. Rowe Price Group, Inc. .................    2,980      112,674
Washington Mutual, Inc. ...................    9,720      443,038
                                                       ----------
                                                        5,303,978
                                                       ----------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2006 (Unaudited)

                                                 SHARES     VALUE
====================================================================

COMMON STOCKS -- 99.0%, continued
FIRE, MARINE, AND CASUALTY INSURANCE -- 0.3%
Transatlantic Holdings, Inc. (b) .............    1,150   $   64,285
White Mountains Insurance Group Ltd. .........      170       82,790
                                                          ----------
                                                             147,075
                                                          ----------
FOOD DISTRIBUTORS & WHOLESALERS -- 0.6%
Dean Foods Co. (a) ...........................    1,880       69,917
Sara Lee Corp. ...............................    8,730      139,855
SUPERVALU, Inc. ..............................    3,784      116,169
                                                          ----------
                                                             325,941
                                                          ----------
FOOD PROCESSING -- 1.1%
Bunge Ltd. (b) ...............................    1,360       68,340
ConAgra Foods, Inc. ..........................    5,730      126,690
H.J. Heinz Co. ...............................    3,630      149,629
Hormel Foods Corp.(b) ........................    2,200       81,708
Kellogg Co. ..................................    1,930       93,470
McCormick & Co. ..............................    2,180       73,139
                                                          ----------
                                                             592,976
                                                          ----------
FOOD PRODUCTS -- 0.7%
Campbell Soup Co. ............................    3,870      143,616
J.M. Smucker Co. .............................    1,250       55,875
Kraft Foods, Inc. (b) ........................    5,210      160,989
                                                          ----------
                                                             360,480
                                                          ----------
FOOD STORES -- 0.5%
Kroger Co. ...................................    7,560      165,262
Safeway, Inc. ................................    4,910      127,660
                                                          ----------
                                                             292,922
                                                          ----------
FORESTRY -- 0.2%
Plum Creek Timber Co., Inc. ..................    3,030      107,565
                                                          ----------
FURNITURE & HOME FURNISHINGS -- 0.1%
Leggett & Platt, Inc. ........................    2,290       57,204
                                                          ----------
HEALTH CARE SERVICES -- 0.3%
AmerisourceBergen Corp. ......................    2,330       97,674
Triad Hospitals, Inc. (a) ....................    1,550       61,349
                                                          ----------
                                                             159,023
                                                          ----------
HOTELS & MOTELS -- 0.3%
Starwood Hotels & Resorts Worldwide, Inc. ....    2,324      140,230
                                                          ----------
HOUSEHOLD PRODUCTS -- 0.2%
Newell Rubbermaid, Inc. ......................    3,410       88,080
                                                          ----------
INDUSTRIAL GOODS & SERVICES -- 0.3%
Masco Corp. ..................................    4,850      143,754
                                                          ----------
INSURANCE -- 9.4%
Allstate Corp. ...............................    6,550      358,482
American International Group, Inc. ...........   26,580    1,569,548
Aon Corp. ....................................    3,370      117,343
Assurant, Inc. ...............................    1,560       75,504
Chubb Corp. ..................................    4,530      226,047

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2006 (Unaudited)

                                              SHARES     VALUE
=================================================================

COMMON STOCKS -- 99.0%, continued
INSURANCE -- 9.4%, continued
CIGNA Corp. ...............................    1,430   $  140,869
Cincinnati Financial Corp. ................    2,600      122,226
Everest Re Group ..........................      940       81,376
First American Corp. (b) ..................    1,410       59,601
Genworth Financial, Inc. ..................    5,000      174,200
Hartford Financial Services Group, Inc. ...    3,130      264,798
Lincoln National Corp. ....................    3,055      172,424
Marsh & McLennan Cos., Inc. ...............    6,340      170,483
MetLife, Inc. .............................    7,690      393,804
Principal Financial Group, Inc. ...........    2,960      164,724
Prudential Financial, Inc. ................    5,040      391,608
Radian Group, Inc. ........................    1,200       74,136
SAFECO Corp. ..............................    1,930      108,756
The PMI Group, Inc. (b) ...................    1,600       71,328
The St. Paul Travelers Companies, Inc. ....    7,340      327,217
Torchmark Corp. ...........................    1,830      111,118
UnumProvident Corp. .......................    3,910       70,888
WellPoint, Inc. (a) .......................      110        8,005
                                                       ----------
                                                        5,254,485
                                                       ----------
INSURANCE PROPERTY-CASUALTY -- 0.6%
ACE Ltd. ..................................    3,430      173,524
XL Capital Ltd. ...........................    2,340      143,442
                                                       ----------
                                                          316,966
                                                       ----------
IRON & STEEL -- 0.2%
United States Steel Corp. .................    1,200       84,144
                                                       ----------
MACHINERY -- 0.4%
Ingersoll-Rand Co. Ltd. ...................    4,150      177,537
Stanley Works .............................    1,320       62,330
                                                       ----------
                                                          239,867
                                                       ----------
MANUFACTURING -- 1.3%
3M Co. ....................................      100        8,077
Cooper Industries Ltd., Class A ...........    1,170      108,716
SPX Corp. .................................    1,110       62,105
Tyco International Ltd. ...................   17,600      484,000
Whirlpool Corp. ...........................      840       69,426
                                                       ----------
                                                          732,324
                                                       ----------
MEDICAL SUPPLIES -- 0.6%
Baxter International, Inc. ................    6,960      255,849
Hillenbrand Industry, Inc. (b) ............    1,580       76,630
Thermo Electron Corp. (a) .................    1,970       71,393
                                                       ----------
                                                          403,872
                                                       ----------
MOTION PICTURES -- 0.3%
Regal Entertainment Group (b) .............    7,870      159,918
                                                       ----------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2006 (Unaudited)

                                                          SHARES     VALUE
=============================================================================

COMMON STOCKS -- 99.0%, continued
MULTIMEDIA -- 1.4%
Time Warner, Inc. .....................................   44,630   $  772,099
                                                                   ----------
NATURAL GAS UTILITIES -- 0.3%
Kinder Morgan, Inc. ...................................    1,520      151,833
                                                                   ----------
NEWSPAPERS -- 0.9%
E.W. Scripps Co. ......................................    2,000       86,280
Gannett Co., Inc. .....................................    2,590      144,858
McClatchy Co., Class A (b) ............................    1,163       46,678
The Washington Post Company, Class B ..................      102       79,561
Tribune Co. (b) .......................................    3,430      111,235
                                                                   ----------
                                                                      468,612
                                                                   ----------
OFFICE EQUIPMENT & SERVICES -- 0.8%
Pitney Bowes, Inc. ....................................    5,890      243,257
Xerox Corp. (a) .......................................   13,430      186,811
                                                                   ----------
                                                                      430,068
                                                                   ----------
OIL - INTEGRATED -- 2.3%
ConocoPhillips ........................................   16,340    1,070,760
Hess Corp. ............................................    3,000      158,550
                                                                   ----------
                                                                    1,229,310
                                                                   ----------
OIL & GAS EXPLORATION, PRODUCTION & SERVICES -- 1.8%
Anadarko Petroleum Corp. ..............................    5,580      266,110
Apache Corp. ..........................................    3,380      230,685
Devon Energy Corp. ....................................    4,510      272,450
Pioneer Natural Resources (b) .........................    1,510       70,079
The Williams Cos., Inc. ...............................    6,720      156,979
                                                                   ----------
                                                                      996,303
                                                                   ----------
OIL & GAS OPERATIONS -- 0.8%
Chesapeake Energy Corp. (b) ...........................    3,970      120,093
Cimarex Energy Co. (b) ................................    1,110       47,730
Newfield Exploration Co. (a) ..........................    1,450       70,963
Noble Energy, Inc. ....................................    1,940       90,908
Sunoco, Inc. ..........................................    1,440       99,778
                                                                   ----------
                                                                      429,472
                                                                   ----------
OIL & GAS TRANSMISSION -- 0.7%
El Paso Corp. .........................................    7,640      114,600
KeySpan Corp. .........................................    2,400       96,960
Sempra Energy .........................................    3,160      143,717
                                                                   ----------
                                                                      355,277
                                                                   ----------
PAPER PRODUCTS -- 0.8%
International Paper Co. ...............................    5,350      172,804
MeadWestvaco Corp. ....................................    3,520       98,314
Temple-Inland, Inc. ...................................    1,600       68,592
Weyerhaeuser Co. ......................................    2,730      169,943
                                                                   ----------
                                                                      509,653
                                                                   ----------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2006 (Unaudited)

                                              SHARES     VALUE
=================================================================

COMMON STOCKS -- 99.0%, continued
PHARMACEUTICALS -- 6.3%
Abbott Laboratories .......................   16,050   $  699,941
Bristol-Myers Squibb Co. ..................   21,000      543,060
Eli Lilly and Co. .........................   12,040      665,451
Hospira, Inc. (a) .........................    2,010       86,309
Merck & Co., Inc. .........................   22,710      827,324
Wyeth .....................................   13,620      604,864
                                                       ----------
                                                        3,426,949
                                                       ----------
PRINTING - COMMERCIAL -- 0.2%
R.R. Donnelley & Sons Co. .................    3,070       98,087
                                                       ----------
PUBLISHING -- 0.1%
R.H. Donnelley Corp. (b) ..................      990       53,529
                                                       ----------
RAILROADS -- 0.7%
CSX Corp. .................................    2,350      165,534
Norfolk Southern Corp. ....................    4,270      227,249
                                                       ----------
                                                          392,783
                                                       ----------
RAW MATERIALS -- 0.2%
Vulcan Materials Co. ......................    1,100       85,800
                                                       ----------
REAL ESTATE INVESTMENT TRUST -- 2.0%
Archstone-Smith Trust .....................    2,530      128,701
Developers Diversified Realty Corp. .......    1,650       86,097
Equity Office Properties Trust (b) ........    4,450      162,470
Equity Residential (b) ....................    3,310      148,056
General Growth Properties, Inc. ...........    2,770      124,816
Kimco Realty Corp. ........................    2,910      106,186
Public Storage, Inc. ......................    1,530      116,127
United Dominion Realty Trust, Inc. (b) ....    2,300       64,423
Vornado Realty Trust ......................    1,650      160,958
                                                       ----------
                                                        1,097,834
                                                       ----------
REAL ESTATE OPERATIONS -- 1.8%
AMB Property Corp. ........................    1,260       63,693
Apartment Investment & Management Co. .....    1,630       70,824
AvalonBay Communities, Inc. ...............      870       96,239
Boston Properties, Inc. ...................    1,290      116,616
Duke Realty Corp. (b) .....................    2,500       87,875
Host Hotels & Resorts, Inc. (b) ...........    4,692      102,614
Macerich Co. ..............................    1,250       87,750
ProLogis ..................................    2,800      145,936
Simon Property Group, Inc. ................    2,450      203,203
SL Green Realty Corp. .....................      540       59,114
                                                       ----------
                                                        1,033,864
                                                       ----------
RECREATIONAL ACTIVITIES -- 0.5%
Carnival Corp. ............................    7,110      296,771
                                                       ----------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2006 (Unaudited)

                                                     SHARES     VALUE
========================================================================

COMMON STOCKS -- 99.0%, continued
RECREATIONAL PRODUCTS -- 0.2%
Mattel, Inc. .....................................    5,220   $   86,182
                                                              ----------
RESIDENTIAL BUILDING CONSTRUCTION -- 0.3%
Centex Corp. .....................................    1,610       80,983
Pulte Homes, Inc. ................................    3,090       88,961
                                                              ----------
                                                                 169,944
                                                              ----------
RESTAURANTS -- 0.9%
McDonald's Corp. .................................   12,510      420,336
Wendy's International, Inc. ......................    1,278       74,495
                                                              ----------
                                                                 494,831
                                                              ----------
RETAIL -- 2.1%
American Eagle Outfitters, Inc. ..................    1,860       63,314
Circuit City Stores, Inc. ........................    2,090       56,890
Federated Department Stores, Inc. ................    5,680      207,888
Limited Brands, Inc. .............................    4,530      115,923
Nordstrom, Inc. ..................................    2,970      108,405
Sears Holding Company (a) ........................    1,660      257,034
Sherwin-Williams Co. .............................    1,770       84,040
The Gap, Inc. ....................................    9,860      171,564
Tiffany & Co. ....................................    1,990       65,710
                                                              ----------
                                                               1,130,768
                                                              ----------
SAVINGS & LOANS -- 0.2%
Hudson City Bancorp, Inc. (b) ....................    7,260       96,776
                                                              ----------
SCIENTIFIC & TECHNICAL INSTRUMENTS -- 0.2%
Applera Corp. - Applied Biosystems Group .........    2,680       86,698
                                                              ----------
SEMICONDUCTORS -- 0.1%
Intersil Corp. ...................................    2,120       49,290
                                                              ----------
SOFTWARE & SERVICES -- 0.8%
BMC Software, Inc. (a) ...........................    3,370       80,543
Cadence Design Systemsm, Inc. (a) ................    4,610       79,062
Symantec Corp. (a) ...............................   12,040      187,102
VeriSign, Inc. (a) ...............................    4,120       95,460
                                                              ----------
                                                                 442,167
                                                              ----------
TELECOMMUNICATIONS -- 6.0%
ALLTEL Corp. .....................................    4,200      268,086
AT&T, Inc. .......................................   40,070    1,117,552
BellSouth Corp. ..................................   18,760      679,112
CenturyTel, Inc. .................................    1,880       69,842
Telephone & Data Systems, Inc. ...................    2,540      105,156
Verizon Communications, Inc. .....................   30,520    1,022,115
                                                              ----------
                                                               3,261,863
                                                              ----------
TELECOMMUNICATIONS-SERVICES & EQUIPMENT -- 0.4%
Avaya, Inc. (a) ..................................    9,800      111,916
Embarq Corp. (a) .................................    1,370       56,156
Tellabs, Inc. (a) ................................    5,280       70,277
                                                              ----------
                                                                 238,349

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2006 (Unaudited)

                                                                        SHARES OR
                                                                        PRINCIPAL
                                                                          AMOUNT       VALUE
===============================================================================================

COMMON STOCKS -- 99.0%, continued
WASTE MANAGEMENT -- 0.1%
Republic Services, Inc. .............................................        1,700   $   68,578
                                                                                     ----------
TOTAL COMMON STOCKS .................................................                54,096,925
                                                                                     ----------

CORPORATE NOTES -- 0.8%
COMMUNITY DEVELOPMENT -- 0.8%
MMA Community Development Investment, Inc., 2.61%, 7/1/06, (c)+ .....       75,000       75,000
MMA Community Development Investment, Inc., 3.92%, 7/1/06, (c)+ .....      335,000      335,000
                                                                                     ----------
TOTAL CORPORATE NOTES ...............................................                   410,000
                                                                                     ----------

SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING -- 4.7%
SHORT TERM -- 4.7%
Anz Bank Government Letter of Credit ................................        4,602        4,602
Banco Santander Central Hispano Letter of Credit ....................        6,903        6,903
Bank of New York City Letter of Credit ..............................           46           46
Chase Manhattan Letter of Credit ....................................            1            1
Krediet Bank Letter of Credit .......................................       12,958       12,958
Lloyds Letter of Credit .............................................       32,211       32,211
LOCC HSBC Letter of Credit ..........................................        9,204        9,204
Monte Dei Paschi Di Siena Letter of Credit ..........................       11,504       11,504
National Australia Letter of Credit .................................       23,008       23,008
Northern Institutional Liquid Asset Portfolio .......................    2,253,695    2,253,695
Paribas Letter of Credit ............................................       27,610       27,610
Royal Bank Canada Letter of Credit ..................................       13,805       13,805
San Paolo IMI Bank Letter of Credit .................................        9,203        9,203
Standard Chartered Bank Letter of Credit ............................        6,902        6,902
U.S. Treasury Bond, 7.63%, 2/15/25 ..................................        2,390        3,104
U.S. Treasury Bond, 5.25%, 11/15/28 .................................          366          367
U.S. Treasury Bond, 6.13%, 8/15/29 ..................................          854          969
U.S. Treasury Inflation Indexed Bonds, 0.88%, 4/15/10 ...............       65,495       65,828
U.S. Treasury Inflation Indexed Bonds, 2.00%, 1/15/26 ...............        2,146        2,014
U.S. Treasury Inflation Indexed Notes, 3.63%, 1/15/08 ...............       21,826       28,140
U.S. Treasury Inflation Indexed Notes, 4.25%, 1/15/10 ...............        8,779       11,374
U.S. Treasury Inflation Indexed Notes, 2.00%, 7/15/14 ...............          622          646
U.S. Treasury Note, 2.25%, 2/15/07 ..................................       10,889       10,779
U.S. Treasury Note, 3.38%, 10/15/09 .................................          245          234
Westpac Letter of Credit ............................................        6,856        6,856
                                                                                     ----------
TOTAL SECURITIES HELD AS COLLATERAL FOR SECURITIES LENDING ..........                 2,541,963
                                                                                     ----------

MMA Praxis Value Index Fund
Schedule of portfolio investments, continued
June 30, 2006 (Unaudited)

                                                          SHARES      VALUE
================================================================================

TOTAL INVESTMENTS  (COST $49,698,668)  -- 104.5% ......            $ 57,048,888
   Liabilities in excess of other assets -- (4.5%) ....              (2,439,396)
                                                                   ------------
NET ASSETS -- 100.0% ..................................            $ 54,609,492
                                                                   ============

(a) Non-income producing securities.
(b) All or part of this security was on loan, as of June 30, 2006.
(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 2.61% - 7/02, $75,000 and MMA Community Development Investment, Inc., 3.92% - 12/01, $335,000. At June 30, 2006 these securities had an aggregate market value of $410,000, representing 0.8% of net assets.
+ Variable rate security. Rates presented are the rates in effect at June 30, 2006. Date presented reflects next rate change date.
ADR - American Depositary Receipt
plc - Public Liability Co.


                                                                            UNREALIZED
FUTURES CONTRACTS PURCHASED                                    CONTRACTS   APPRECIATION
S&P 500 Index Futures Contract, expiring September, 2006
     (underlying face amount  at value $319,850)                       1   $       4,875


See notes to financial statements.

-----------------------------------
Statement of assets and liabilities
-----------------------------------

MMA Praxis Value Index Fund
Statement of assets and liabilities
June 30, 2006 (Unaudited)



ASSETS:
Investments, at value (cost $46,746,705)* ............................   $ 54,096,925
Investments in affiliates, at value (cost $410,000) ..................        410,000
Investments held as collateral for securities loaned, at value .......      2,541,963
                                                                         ------------
     Total Investments ...............................................     57,048,888
                                                                         ------------
Cash .................................................................        210,288
Cash held as collateral for futures contracts ........................         15,750
Interest and dividends receivable ....................................         60,470
Receivable for capital shares sold ...................................         84,303
Prepaid expenses .....................................................         43,161
                                                                         ------------
     Total Assets ....................................................     57,462,860
                                                                         ------------
LIABILITIES:
Distributions payable to shareholders ................................        120,582
Payable for investments purchased ....................................        116,050
Payable for securities loaned ........................................      2,541,963
Payable for capital shares redeemed ..................................         46,307
Payable for variation margin on futures contracts ....................            800
Accrued expenses and other payables:
   Investment advisory fees ..........................................         13,235
   Administration fees ...............................................            296
   Distribution fees .................................................         11,420
   Other .............................................................          2,715
                                                                         ------------
     Total Liabilities ...............................................      2,853,368
                                                                         ------------
NET ASSETS:
Capital ..............................................................     45,206,740
Distributions in excess of net investment income .....................        (16,943)
Accumulated net realized gain on investments and futures contracts ...      2,064,600
Net unrealized appreciation on investments ...........................      7,350,220
Unrealized appreciation of futures contracts .........................          4,875
                                                                         ------------
     Net Assets ......................................................   $ 54,609,492
                                                                         ============
Net Assets
   Class A ...........................................................   $ 17,093,388
   Class B ...........................................................     12,129,836
   Class I ...........................................................     25,386,268
                                                                         ------------
     Total ...........................................................   $ 54,609,492
                                                                         ============
Shares Outstanding
   (unlimited number of shares authorized with $.01 par value)
   Class A ...........................................................      1,615,186
   Class B ...........................................................      1,148,821
   Class I ...........................................................      2,403,742
                                                                         ------------
     Total ...........................................................      5,167,749
                                                                         ============
Net asset value
   Class A - Redemption Price Per Share (A) ..........................   $      10.58
                                                                         ============
   Class A - Maximum Sales Charge ....................................           5.25%
                                                                         ============
   Class A - Maximum Offering Price Per Share
   (100%/(100%-Maximum Sales Charge) of
   net asset value adjusted to the nearest cent ......................   $      11.17
                                                                         ============
   Class B - offering price per share** (A) ..........................   $      10.56
                                                                         ============
   Class I - offering price per share** (A) ..........................   $      10.56
                                                                         ============

* Includes securities on loan, $2,490,086
**Redemption price per share (Class B and Class I) varies by length of time shares are held.
(A) Net proceeds upon redemption may include a redemption fee.

See notes to financial statements.

                                                         -----------------------
                                                         Statement of operations
                                                         -----------------------

MMA Praxis Value Index Fund
Statement of operations
For the six months ended June 30, 2006 (Unaudited)



INVESTMENT INCOME:
Dividends ................................................................................   $   733,673
Foreign tax withholding ..................................................................           (57)
Interest .................................................................................           963
Income from securities lending ...........................................................           816
Interest from affiliates .................................................................         7,406
                                                                                             -----------
   Total Investment Income ...............................................................       742,801
                                                                                             -----------

EXPENSES:
Investment advisory fees .................................................................        83,158
Distribution fees-Class A ................................................................        43,994
Distribution fees-Class B ................................................................        44,467
Shareholder servicing fees-Class A .......................................................        43,988
Shareholder servicing fees-Class B .......................................................        14,822
Administration fees ......................................................................        38,806
Legal fees and expenses ..................................................................        25,300
Reimbursement of Fund expenses paid by Adviser ...........................................        13,388
Trustees' fee and expenses ...............................................................        10,304
Custodian fees ...........................................................................         3,470
Other expenses ...........................................................................        55,206
                                                                                             -----------
          Total expenses before reductions/reimbursements ................................       376,903
   Class I expenses reimbursed by Investment Adviser .....................................        (1,133)
   Expenses reduced by Distributor .......................................................       (55,846)
   Expenses reduced by Custodian .........................................................        (2,513)
                                                                                             -----------
          Net Expenses ...................................................................       317,411
                                                                                             -----------

Net Investment Income ....................................................................       425,390
                                                                                             -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on security transactions and futures contracts .........................     3,221,233
Change in unrealized appreciation/depreciation of investments during the period ..........      (454,321)
Change in unrealized appreciation/depreciation of futures contracts during the period ....        14,625
                                                                                             -----------
Net realized and unrealized gain on investments and futures contracts ....................     2,781,537
                                                                                             -----------
Net increase in net assets resulting from operations .....................................   $ 3,206,927
                                                                                             ===========

See notes to financial statements.

-----------------------------------
Statements of changes in net assets
-----------------------------------

54

MMA Praxis Value Index Fund
Statements of changes in net assets


                                                                       Six Months
                                                                       Ended           Year Ended
                                                                       June 30, 2006   December 31,
                                                                       (Unaudited)     2005
===================================================================================================

From Investment Activities:
Net investment income ..............................................   $    425,390    $    665,305
Net realized gain on investments and futures contracts .............      3,221,233         553,329
Change in unrealized appreciation/depreciation of investments and
     futures contracts during the period ...........................       (439,696)      1,728,467
                                                                       ------------    ------------
Net increase in net assets resulting from operations ...............      3,206,927       2,947,101
                                                                       ------------    ------------

Distributions to Class A Shareholders:
   From net investment income ......................................       (117,169)       (567,190)

Distributions to Class B Shareholders:
   From net investment income ......................................        (67,411)        (98,099)

Distributions to Class I Shareholders:
   From net investment income ......................................       (240,814)             --
                                                                       ------------    ------------
Change in net assets from distributions to shareholders ............       (425,394)       (665,289)
                                                                       ------------    ------------

Change in net assets from capital transactions .....................        149,821       6,229,137
                                                                       ------------    ------------

Change in net assets ...............................................      2,931,354       8,510,949

Net Assets:
  Beginning of period ..............................................     51,678,138      43,167,189
                                                                       ------------    ------------
   End of period ...................................................   $ 54,609,492    $ 51,678,138
                                                                       ============    ============

Distributions in excess of net investment income ...................   $    (16,943)   $    (16,939)
                                                                       ============    ============

See notes to financial statements.

                                                            --------------------
                                                            Financial highlights
                                                            --------------------

MMA Praxis Value Index Fund
Financial highlights

For a share outstanding throughout the period indicated.


                                                                                Class A Shares
                                           =========================================================================================
                                           Six Months
                                           Ended             Year Ended     Year Ended     Year Ended    Year Ended    Period Ended
                                           June 30, 2006     December 31,   December 31,   December 31,  December 31,  December 31,
                                           (Unaudited)       2005           2004           2003          2002          2001(a)
====================================================================================================================================


Net Asset Value, Beginning of Period ...   $    10.09        $     9.65     $    8.65      $     6.72    $    8.79     $  10.00
                                           ----------        ----------     ----------     ----------    ---------     --------

Investment Activities:
   Net investment income ...............         0.17              0.15          0.12            0.10         0.07         0.03
   Net realized and unrealized gains
     (losses) from investments .........         0.39              0.44          1.00            1.93        (2.07)       (1.20)
                                           ----------        ----------     ---------      ----------    ---------     --------
   Total from Investment Activities ....         0.56              0.59          1.12            2.03        (2.00)       (1.17)
                                           ----------        ----------     ---------      ----------    ---------     --------
Distributions:
   Net investment income ...............        (0.07)            (0.15)        (0.12)          (0.10)       (0.07)       (0.03)
   Net realized gains ..................           --                --            --              --           --        (0.01)
   Tax return of capital ...............           --                --            --              --(b)        --           --
                                           ----------        ----------     ---------      ----------    ---------     --------
   Total Distributions .................        (0.07)            (0.15)        (0.12)          (0.10)       (0.07)       (0.04)
                                           ----------        ----------     ---------      ----------    ---------     --------
Paid-in capital from
   redemption fees (c) .................           --                --            --              --           --           --
                                           ----------        ----------     ---------      ----------    ---------     --------
Net Asset Value, End of Period .........   $    10.58        $    10.09     $    9.65      $     8.65    $    6.72     $   8.79
                                           ==========        ==========     =========      ==========    =========     ========

Total Return (excludes
   sales charge) .......................         5.58%(d)          6.12         13.07%          30.38%      (22.81%)     (11.72%)(d)

Ratios/Supplemental Data:
   Net assets at end of period (000) ...   $   17,093        $   39,874     $  33,640      $   25,815    $  15,071     $ 14,136
   Ratio of expenses to
     average net assets ................         1.07%(e)          1.04%         1.04%           0.95%        0.95%        0.95%(e)
   Ratio of net investment income
     to average net assets .............         1.61%(e)          1.55%         1.45%           1.49%        0.98%        0.61%(e)
   Ratio of expenses to
     average net assets* ...............         1.32%(e)          1.30%         1.48%           1.71%        2.13%        2.44%(e)
Portfolio Turnover (f) .................        94.36%            25.25%        24.76%          35.21%       30.61%       17.86%
------------------------------------------------------------------------------------------------------------------------------------


* During the period, certain expenses were reduced, reimbursed or paid by third party. If such expense reductions had not occurred, the ratios would have been as indicated.
(a) For the period from May 2, 2001 (commencement of operations) through December 31, 2001.
(b)   Distribution per share was less than $0.005.
(c)   Amount rounds to less than $0.005 per share.
(d)   Not annualized.
(e)   Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Value Index Fund
Financial highlights, continued

For a share outstanding throughout the period indicated.


                                                                                Class B Shares
                                           =========================================================================================
                                           Six Months
                                           Ended             Year Ended     Year Ended    Year Ended    Year Ended    Period Ended
                                           June 30, 2006     December 31,   December 31,  December 31,  December 31,  December 31,
                                           (Unaudited)       2005           2004          2003          2002          2001(a)
====================================================================================================================================

Net Asset Value,
   Beginning of Period .................   $    10.07        $     9.62     $    8.64     $    6.71     $    8.78     $   10.00
                                           ----------        ----------     ---------     ---------     ---------     ---------
Investment Activities:
   Net investment income ...............         0.05              0.09          0.08          0.07          0.03            --
   Net realized and unrealized gains
     (losses) from investments .........         0.50              0.45          0.98          1.93         (2.07)        (1.20)
                                           ----------        ----------     ---------     ---------     ---------     ---------
   Total from Investment Activities ....         0.55              0.54          1.06          2.00         (2.04)        (1.20)
                                           ----------        ----------     ---------     ---------     ---------     ---------
Distributions:
   Net investment income ...............        (0.06)            (0.09)        (0.08)        (0.07)        (0.03)        (0.01)
   Net realized gains ..................           --                --            --            --            --         (0.01)
                                           ----------        ----------     ---------     ---------     ---------     ---------
   Total Distributions .................        (0.06)            (0.09)        (0.08)        (0.07)        (0.03)        (0.02)
                                           ----------        ----------     ---------     ---------     ---------     ---------
Net Asset Value, End of Period .........   $    10.56        $    10.07     $    9.62     $    8.64     $    6.71     $    8.78
                                           ==========        ==========     =========     =========     =========     =========
Total Return (excludes
   redemption charge) ..................         5.45%(b)          5.61%        12.31%        29.82%       (23.24%)      (12.01%)(b)

Ratios/Supplemental Data:
   Net assets at end of
     period (000) ......................   $   12,130        $   11,804     $   9,155     $   5,651     $   3,227     $   2,593
   Ratio of expenses to
     average net assets ................         1.62%(c)          1.59          1.60%         1.50%         1.50%         1.50%(c)
   Ratio of net investment income
     to average net assets .............         1.05%(c)          1.00%         0.91%         0.94%         0.44%         0.04%(c)
   Ratio of expenses to
     average net assets* ...............         1.82%(c)          1.78%         1.99%         2.21%         2.64%         2.58%(c)
Portfolio Turnover (d) .................        94.36%            25.25%        24.76%        35.21%        30.61%        17.86%
                                           ----------        ----------     ---------     ---------     ---------     ---------

* During the period, certain expenses were reduced, reimbursed or paid by third party. If such expense reductions had not occurred, the ratios would have been as indicated.
(a) For the period from May 2, 2001 (commencement of operations) through December 31, 2001.
(b)   Not annualized.
(c)   Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Value Index Fund
Financial highlights, continued

For a share outstanding throughout the period indicated.

                                                             Class I Shares
                                                             ----------------
                                                             Period Ended
                                                             June 30,
                                                             2006 (a)
                                                             (Unaudited)
=============================================================================

Net Asset Value, Beginning of Period .....................   $    10.90
                                                             ----------
Investment Activities:
   Net investment loss ...................................        (0.04)
   Net realized and unrealized loss from investments .....        (0.20)
                                                             ----------
   Total from Investment Activities ......................        (0.24)
                                                             ----------

Distributions:
   Distributions in excess of net investment income ......        (0.10)
                                                             ----------
Net Asset Value, End of Period ...........................   $    10.56
                                                             ==========
Total Return (excludes redemption charge) ................        (2.20%)(b)

Ratios/Supplemental Data:
   Net assets at end of period (000) .....................   $   25,386
   Ratio of expenses to average net assets ...............         0.78%(c)
   Ratio of net investment income to average net assets ..         1.88%(c)
   Ratio of expenses to average net assets* ..............         0.80%(c)
Portfolio Turnover (d) ...................................        94.36%
-----------------------------------------------------------------------------

* During the year, certain expenses were reduced, reimbursed or paid by third party. If such activity had not occurred, the ratios would have been as indicated.
(a) For the period from May 1, 2006 (commencement of operations) through June 30, 2006.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

                      This page intentionally left blank.

                                                   -----------------------------
                                                   MMA Praxis International Fund
                                                   -----------------------------

Semi-annual report to shareholders
Portfolio manager's letter

Background

The MMA Praxis International Fund invests in international equities, which are screened to exclude companies deemed not socially responsible (SRI). This means that several industries are excluded from investment and that investment in certain other industries is limited. Excluded industries include tobacco, gambling, defense, alcohol, abortifacients, nuclear power, and adult entertainment. Investing in other industries is limited, for example manufacturing and mining. In addition, some large companies, which have significant weight in the Morgan Stanley Capital International (MSCI) EAFE index, are excluded because they do not meet SRI criteria (e.g. Ericsson, Siemens, Hitachi). There are about 960 foreign companies that are not appropriate for investment by the Fund due to these restrictions.

The MSCI EAFE index, against which this Fund is compared, has no restrictions. Thus, holders of the International Fund can be comforted in knowing their Fund invests using rigorous SRI criteria. The large number of excluded names and industries means that comparing the Fund with an index that has no such restrictions can result in wide performance deviations.

International Equity Strategy Review

At the start of 2006, the portfolio moved away from an historical overweight of the benchmark Japanese exposure. These sales were driven by our concerns over the high valuation levels in the market and some of our holdings, many of which had contributed strongly to the portfolio during the course of 2005. The largest reduction was in Japanese retailers Yamada Denki, Isetan, and United Arrows (position eliminated). These stocks were some of the portfolio's strongest contributors in 2005, having risen by an average of over 100 percent in U.S. dollar terms. Other cuts were made in selective financials including consumer lending and corporate leasing companies - Takefuji (eliminated), Orix and Nissin (eliminated) - in favor of increased positions in the larger, money-center institutions such as Mitsubishi UFJ Financial Group, the world's second largest banking group, and Mizuho Financial Group. Most of the liquidity raised went to Europe, reflecting our view of the improving economic environment, particularly in Germany. The larger purchases included Financials ABN Amro (new holding), ING Groep, and BNP Paribas. We viewed each of these and other leading European-based banking groups as attractive both on valuation grounds and as beneficiaries of likely rises in European interest rates. In the latter part of the second quarter, we continued to trim our positions in Japan and Emerging Markets. Most of the proceeds went to increase the portfolio's cash exposure with modest commitments in both Asia ex-Japan and Canada. Within Europe there were some smaller shifts in the holdings, reflecting sector and stock specific considerations.

In addition to the defensively motivated increase in cash holdings, we also switched some of the portfolio exposure from more growth-oriented sectors in favor of increased weights in Consumer Staples, Telecom Services and, to a lesser extent, Energy. Most of the largest stock reductions reflected this change in sector emphasis.

Some new positions added to the portfolio in the quarter included IFIL Investments, the Italian financial services company, Telecom Services companies Telecom Italia, and Canada's BCE. Names that were eliminated included, Smith & Nephew, the UK medical device company, eircom Group, the Irish telecom that was the beneficiary of takeover action, and Rohm, the Japanese electronics components company.

Contributors to Performance

Positive influences to performance for the first half of 2006 came from select European countries, Asia ex-Japan and Canada. In the case of Europe and Asia ex Japan, stock outperformance was additive. Within Europe, the Fund's overweight positions were in two major and strongly performing markets; France and Germany proved positive, as did superior performance. The common theme for some of the stronger contributors was the view of an improvement in mainland European economies, particularly Germany.

Of the top 10 contributors to return for the six-month period, eight were domiciled in Europe, four of which were German holdings. German property company IVG Immobilien, which reaped the rewards of increased demand and rentals for local real estate, also benefited from its holdings of underground caverns that are used as gas storage sites. These will help reduce the impact of any future interruption of gas supplies from Russia.

Strong results from Fresenius, the global health care company, RWE, the German utility company and Deutsche Bank also boosted their contribution to the Fund and confirmed the improved economic environment in Germany.

In Canada, Sierra Wireless, a relatively new holding from the first quarter, rose strongly due to its strong competitive position in the local marketplace. It was the portfolio's second best performing holding in terms of total return for the six-month period.

On a sector basis, our superior stock selection in Information Technology, Telecommunication Services, and Industrials were the strongest contributors to performance. The aforementioned Sierra Wireless was a strong contributor and was complimented by Japan's Nintendo. Nintendo rose strongly on heightened expectation that its next generation game console will dominate the space.

In telecoms, Norway's Telenor, a fast growing mobile operator worldwide with 12 operations across Europe and Asia, proved to be additive.

In Industrials, the Dutch temporary employment company, USG People, was the bright star for the period supported by the view that it would be an early beneficiary of the expected pick-up in demand for labor as economies recover and European employment regulations eased.

To finish, KCI Konecranes International a leading provider of lifting solutions and maintenance services also proved to be a solid stock pick. Other individual stock performance included France's Carrefour and CNP Assurances. Carrefour, the giant retailer, moved sharply ahead following improved results and a return to growth through increased market share. CNP Assurances, the insurance company, strengthened in line with its European peers following increased acquisition activity within the industry.

Detractors from Performance

The United Kingdom, Japan, and Emerging Markets were the largest detractors from performance. Our underweight and poor stock selection in the United Kingdom and Japan attributed to the underperformance.

In the United Kingdom, the cause was attributed to an underweight and strong performing market coupled with performance difficulties in some holdings.

Japanese holdings, including retailer Yamada Denki, Financials, Takefuji and Orix showed the greatest weakness for the period. Although the Bank of Japan had not raised interest rates, it has acted to sharply curtail liquidity and this has affected financial stocks. The Japanese financials are also something of a proxy for the overall market, which has been weak in 2006 after the sharp run-up in the second half of 2005. Takefuji weakened on market uncertainty surrounding the impact of potential regulatory changes in the level of permitted lending rates. We have trimmed or eliminated some of our positions in Financials in this region. Japanese retailers Yamada Denki, Isetan, and United Arrows all had weak performance for the period. These stocks were some of the portfolio's strongest contributors in 2005, but fell victim to profit taking early in 2006. We have eliminated or trimmed our positions. In the United Kingdom, there were a number of specific stocks in which we were either underweight or did not have holdings, that performed strongly. The weakest performer from the United Kingdom was Smith & Nephew, the medical devices company, which has now been eliminated. Anglo Irish Bank, one of our best longer-term investments, experienced a correction, and we reduced its weight.

In Emerging Markets, Korean car manufacturer, Hyundai Motor Corp. was the main laggard. Our residual holdings in Emerging Markets were hit badly, particularly in the second quarter as they suffered the early brunt of investor withdrawals, despite strong fundamentals. On a sector basis, detractors came from Consumer Discretionary, Financials, and Materials. Much of the weakness in Consumer Discretionary was due to the fall in the prices of Japanese retail holdings, as mentioned earlier.

Outlook

The key to our own outlook continues to be increasing interest rates around the world. While liquidity (and the leverage associated with that liquidity) is still robust, gradually the punch bowl is being taken away from the party. We have already reduced exposure to sectors and countries that we believe will be more affected by this withdrawal of liquidity. More specifically, we have reduced exposure to Emerging Markets and international small caps (neither of which were large weights before our reduction). We have also reduced industrials from a large overweight to a neutral weight, and have increased European telecoms (currently a much unloved sector, but one which is very inexpensive and with very high dividends), and consumer staples. Oil prices continue to be very high, and while this has not had much of a negative effect yet on consumer spending, we believe that a slowdown is coming. Finally, U.S. house price inflation, a source of consumer optimism and spending, has peaked and U.S. house inventories have increased. The slowdown in U.S. house price inflation is a natural by-product of increasing interest rates. Although 25 percent of U.S. homeowners have no mortgage, many purchases in recent years have been funded by riskier, high-leverage mortgage loans.

Looking ahead, the portfolio is positioned for a less robust market environment. In our view, stocks in the portfolio are of high quality and are in more stable sectors and geographical regions. The portfolio continues to be less volatile compared to most of our international competitors.

Gilman C. Gunn, III
MMA Praxis International Fund Manager

------------------
Performance review
------------------

MMA Praxis International Fund
Performance review

Average annual total returns as of 6/30/06

                              [BAR CHART OMITTED]

1 Year
23.15%
22.43%

3 Year
18.89%
18.11%

5 Year
5.37%
4.72%

10 Year
5.15%
4.68%

                    Inception                                            Since
                      Date         1 Year      3 Year       5 Year     Inception
                    ---------      ------      ------       ------     ---------
Class A              5/12/99       23.15%      18.89%        5.37%       5.15%
Class A*             5/12/99       16.68%      16.78%        4.24%       4.55%

Class B               4/1/97       22.43%      18.11%        4.72%       4.68%
Class B**             4/1/97       18.43%      17.39%        4.55%       4.68%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.mmapraxis.com.

*     Reflects maximum front-end sales charge of 5.25%.

** The Fund imposes a back-end sales charge (load) on Class B Shares if you sell your shares before a certain period of time has elasped. This is called a Contingent Deferred Sales Charge ("CDSC"). The CDSC declines over five years starting with year one and ending in year six as follows: 4%, 4%, 3%, 2%, 1%.


Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception of 4/1/97. The B Share CDSC does not apply to performance over 5 years; therefore, the 10-year return does not reflect the CDSC.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

Growth of $10,000 investment 4/1/97 to 6/30/06

[LINE CHART]

[PLOT POINTS TO COME]


For performance purposes, the above graph has not been adjusted for CDSC charges.

This chart represents historical performance of a hypothetical investment of $10,000 in the International Fund from 4/1/97 to 6/30/06, and represents the reinvestment of dividends and capital gains in the Fund.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit mmapraxis.com.

The total return set forth reflects certain expenses that were voluntarily reduced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.

*     Reflects maximum front-end sales charge of 5.25%.

Class A Share of this Fund were not in existence prior to 5/12/99. Class A Share performance calculated for any period prior to 5/12/99 is based on the performance of Class B Share since inception of 4/1/97.

1 The MSCI EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the developed markets throughout the world, excluding the United States and Canada. On November 20, 2005, the Board of Trustees approved the MSCI EAFE Index as the benchmark for the MMA Praxis International Fund. The Board determined that the MSCI EAFE Index is a more appropriate comparison for the Fund.

2 The MSCI AC World Free (ex-U.S.) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the markets of both developed and emerging markets throughout the world, excluding the United State.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, although they can invest in its underlying securities.

---------------------------------
Schedule of portfolio investments
---------------------------------

MMA Praxis International Fund

Schedule of portfolio investments
June 30, 2006 (Unaudited)
                                                            SHARES      VALUE
================================================================================
COMMON STOCKS -- 92.2%
ARGENTINA -- 0.3%
AGRICULTURE -- 0.1%
Cresud S.A. ADR (b) ...............................         11,503  $    155,521
                                                                    ------------
BANKS -- 0.1%
Banco Macro Bansud S.A. (b) .......................          5,006       101,922
                                                                    ------------
REAL ESTATE -- 0.1%
IRSA Inversiones y Representaciones S.A. (a) ......         16,061       180,365
                                                                    ------------
                                                                         437,808
                                                                    ------------
BELGIUM -- 1.0%
CHEMICALS-SPECIALTY -- 0.2%
Umicore (b) .......................................          2,160       288,461
                                                                    ------------
SPECIAL PURPOSE ENTITY -- 0.6%
Groupe Bruxelles Lamber S.A .......................          8,382       878,139
                                                                    ------------
TELECOMMUNICATIONS -- 0.2%
Option NV (a)(b) ..................................         15,844       380,013
                                                                    ------------
                                                                       1,546,613
                                                                    ------------
BERMUDA -- 0.3%
INSURANCE -- 0.3%
Catlin Group Ltd. .................................         54,736       434,164
                                                                    ------------
CANADA -- 1.2%
GOLD MINING -- 0.8%
Barrick Gold Corp. ................................         30,551       904,309
Meridian Gold, Inc. (a)(b) ........................         11,670       369,706
                                                                    ------------
                                                                       1,274,015
                                                                    ------------
TELECOMMUNICATIONS -- 0.4%
BCE, Inc. .........................................         24,500       579,027
                                                                    ------------
                                                                       1,853,042
                                                                    ------------
DENMARK -- 0.2%
INSURANCE -- 0.2%
Trygvesta  AS (b) .................................          4,526       282,487
                                                                    ------------
FINLAND -- 0.3%
MACHINERY & ENGINEERING -- 0.3%
KCI Konecranes Oyj (b) ............................         29,400       529,520
                                                                    ------------
FRANCE -- 12.1%
AUTOMOTIVE -- 0.1%
PSA Peugeot Citroen (b) ...........................          2,982       185,576
                                                                    ------------
BANKS -- 1.9%
BNP Paribas S.A ...................................         31,169     2,984,330
                                                                    ------------
BUILDING & CONSTRUCTION -- 1.8%
Bouygues S.A ......................................         16,180       832,026
Compagnie de Saint-Gobain .........................         19,401     1,387,292
Imerys S.A. (b) ...................................          6,841       546,930
                                                                    ------------
                                                                       2,766,248
                                                                    ------------

MMA Praxis International Fund
Schedule of portfolio investments
June 30, 2006 (Unaudited)

                                                            SHARES      VALUE
================================================================================
COMMON STOCKS -- 92.2%, continued
ELECTRIC SERVICES -- 1.2%
Carbone Lorraine S.A ..............................          5,294  $    291,128
Schneider Electric S.A ............................         15,933     1,661,067
                                                                    ------------
                                                                       1,952,195
                                                                    ------------
FOOD DIVERSIFIED -- 1.0%
Sodexho Alliance S.A. (b) .........................         32,790     1,575,849
                                                                    ------------
FOOD RETAIL -- 2.3%
Carrefour S.A .....................................         62,069     3,639,582
                                                                    ------------
INSURANCE -- 0.9%
CNP Assurances ....................................         14,652     1,393,510
                                                                    ------------
MEDIA -- 1.5%
Vivendi Universal S.A .............................         67,771     2,375,344
                                                                    ------------
OFFICE AUTOMATION & EQUIPMENT -- 1.1%
Neopost S.A .......................................         15,558     1,773,224
                                                                    ------------
PUBLISHING -- 0.3%
Pagesjaunes (b) ...................................         17,579       552,049
                                                                    ------------
                                                                      19,197,907
                                                                    ------------
GERMANY -- 9.4%
APPAREL MANUFACTURERS -- 0.7%
Adidas-Salomon AG .................................         23,028     1,109,056
                                                                    ------------
BANKS -- 1.9%
Deutsche Bank AG ..................................         26,113     2,938,151
                                                                    ------------
BUILDING & CONSTRUCTION -- 0.4%
Bilfinger Berger AG ...............................         11,535       627,545
                                                                    ------------
CHEMICALS -- 0.6%
BASF AG ...........................................         11,352       911,064
                                                                    ------------
ELECTRIC - INTEGRATED -- 2.6%
RWE AG ............................................         49,589     4,129,508
                                                                    ------------
INSURANCE -- 0.3%
Allianz AG ........................................          2,696       425,739
                                                                    ------------
MACHINERY / PRINT TRADE -- 0.1%
Heidelberger Druckmaschin (b) .....................          4,467       205,136
                                                                    ------------
PHARMACEUTICALS -- 1.1%
Fresenius AG ......................................         10,456     1,741,307
                                                                    ------------
PUBLISHING -- 0.1%
Axel Springer AG (b) ..............................          1,203       152,362
                                                                    ------------
REAL ESTATE -- 0.8%
IVG Immobilien AG .................................         42,181     1,294,972
                                                                    ------------
TELECOMMUNICATIONS -- 0.7%
Deutsche Telekom AG ...............................         64,808     1,042,068
                                                                    ------------
TIRE & RUBBER -- 0.1%
Continental  AG (b) ...............................          2,157       220,791
                                                                    ------------
                                                                      14,797,699
                                                                    ------------

MMA Praxis International Fund
Schedule of portfolio investments
June 30, 2006 (Unaudited)

                                                            SHARES      VALUE
================================================================================
COMMON STOCKS -- 92.2%, continued
HONG KONG -- 1.9%
DIVERSIFIED FINANCIAL SERVICES -- 0.7%
Guoco Group Ltd. ..................................        102,000  $  1,206,977
                                                                    ------------
REAL ESTATE INVESTMENT / MANAGEMENT -- 0.5%
Hysan Development Company Ltd. ....................        257,000       724,703
                                                                    ------------
TELECOMMUNICATIONS -- 0.2%
China Unicom Ltd. (b) .............................        306,000       273,835
                                                                    ------------
TELEVISION -- 0.5%
Television Broadcasts Ltd. ........................        140,000       865,271
                                                                    ------------
                                                                       3,070,786
                                                                    ------------
IRELAND -- 1.8%
BANKS -- 0.7%
Anglo Irish Bank Corp. plc ........................         67,697     1,052,150
                                                                    ------------
BUILDING PRODUCTS -- 0.4%
CRH plc ...........................................         20,079       654,703
                                                                    ------------
FINANCIAL SERVICES -- 0.7%
Irish Life & Permanent plc ........................         48,400     1,152,189
                                                                    ------------
                                                                       2,859,042
                                                                    ------------
ITALY -- 1.0%
FINANCIAL SERVICES -- 0.3%
IFI-Istituto Finanziario Industriale S.p.A. (a) ...          8,228       187,242
IFIL - Investments S.p.A ..........................         59,100       335,662
                                                                    ------------
                                                                         522,904
                                                                    ------------
RETAIL -- 0.2%
Geox SpA ..........................................         22,784       271,339
                                                                    ------------
TELECOMMUNICATIONS -- 0.5%
Telecom Italia S.p.A ..............................        257,484       717,200
                                                                    ------------
                                                                       1,511,443
                                                                    ------------
JAPAN -- 18.8%
AUTOMOTIVE -- 1.5%
Toyota Motor Corp. ................................         46,600     2,439,023
                                                                    ------------
BANKS -- 3.4%
Bank of Yokohama Ltd. .............................        127,000       982,088
Chiba Bank ........................................         84,000       785,355
Mitsubishi Tokyo Financial Group, Inc. ............            197     2,754,162
Sumitomo Trust & Banking Co. (b) ..................         78,000       851,938
                                                                    ------------
                                                                       5,373,543
                                                                    ------------
BUILDING & CONSTRUCTION -- 0.3%
Okumura Corp. (b) .................................         92,000       511,267
                                                                    ------------
CHEMICALS -- 1.1%
Hitachi Chemical Co. Ltd. .........................         18,200       477,085
Sanyo Chemical Industries Ltd. ....................         28,000       206,982
Sumitomo Bakelite Co. Ltd. ........................         20,000       187,688
Sumitomo Chemical Co. Ltd. ........................         60,000       500,152
Tokuyama Corp. ....................................         22,000       326,795
                                                                    ------------
                                                                       1,698,702
                                                                    ------------

MMA Praxis International Fund
Schedule of portfolio investments
June 30, 2006 (Unaudited)

                                                            SHARES      VALUE
================================================================================
COMMON STOCKS -- 92.2%, continued
COSMETICS & TOILETRIES -- 0.9%
Kao Corp. .........................................         24,000  $    628,075
Shiseido Company Ltd. (b) .........................         42,000       823,889
                                                                    ------------
                                                                       1,451,964
                                                                    ------------
ELECTRONIC & ELECTRICAL - GENERAL -- 2.5%
CANON, Inc. .......................................         24,000     1,176,460
Fanuc Ltd. ........................................          9,500       853,336
Sharp Corp. .......................................         33,000       521,333
THK CO. Ltd .......................................         45,500     1,355,717
                                                                    ------------
                                                                       3,906,846
                                                                    ------------
ENTERTAINMENT SYSTEMS -- 1.4%
Nintendo Co. Ltd. .................................         12,700     2,130,630
                                                                    ------------
FINANCIAL SERVICES -- 2.4%
Mizuho Financial Group ............................            275     2,328,411
Orix Corp. ........................................          6,100     1,489,755
                                                                    ------------
                                                                       3,818,166
                                                                    ------------
FOOD PRODUCTS & SERVICES -- 0.3%
Ezaki Glico Co. Ltd. (b) ..........................         40,000       413,474
                                                                    ------------
GAS DISTRIBUTION -- 0.1%
TOKYO GAS CO. LTD .................................         44,000       207,226
                                                                    ------------
INSURANCE -- 1.1%
Mitsui Sumitomo Insurance Co. .....................        103,000     1,293,294
Sompo Japan Insurance, Inc. .......................         32,000       447,376
                                                                    ------------
                                                                       1,740,670
                                                                    ------------
MOTION PICTURES & SERVICES -- 0.2%
Toho Co. Ltd. .....................................         16,600       331,434
                                                                    ------------
REAL ESTATE INVESTMENT / MANAGEMENT -- 0.8%
Mitsubishi Estate Co. Ltd. ........................         30,000       636,987
Tokyo Tatemono Co. Ltd. ...........................         64,000       685,605
                                                                    ------------
                                                                       1,322,592
                                                                    ------------
RETAIL -- 0.8%
Isetan Co.,  Ltd. .................................         21,400       364,629
Takashimaya Co. Ltd. ..............................         31,000       388,973
The Daimaru, Inc. .................................         11,000       145,712
Yamada Denki Co. Ltd. (b) .........................          4,200       428,276
                                                                    ------------
                                                                       1,327,590
                                                                    ------------
TEXTILES -- 1.0%
TORAY INDUSTRIES, INC .............................        182,000     1,579,152
                                                                    ------------
TRANSPORTATION SERVICES -- 1.0%
Central Japan Railway Co. .........................            154     1,534,012
                                                                    ------------
                                                                      29,786,291
                                                                    ------------
MEXICO -- 0.3%
BUILDING PRODUCTS -- 0.3%
Cemex S.A. ADR ....................................          6,999       398,721
                                                                    ------------

MMA Praxis International Fund
Schedule of portfolio investments
June 30, 2006 (Unaudited)

                                                            SHARES      VALUE
================================================================================
COMMON STOCKS -- 92.2%, continued
NETHERLANDS -- 5.4%
BANKS -- 0.5%
Abn Amro Holding N.V ..............................         29,347       802,983
                                                                    ------------
BUILDING & CONSTRUCTION -- 0.2%
Koninklijke Boskalis Westminster N.V ..............          4,605       312,498
                                                                    ------------
CHEMICALS -- 0.4%
Akzo Nobel N.V ....................................         12,825       691,656
                                                                    ------------
ELECTRONIC & ELECTRICAL - GENERAL -- 1.9%
Philips Electronics N.V ...........................         94,898     2,965,601
                                                                    ------------
FINANCIAL SERVICES -- 1.4%
ING Groep N.V .....................................         55,527     2,182,724
                                                                    ------------
HUMAN RESOURCES -- 0.5%
Randstad Holding N.V ..............................          3,858       226,224
USG People N.V ....................................          6,585       503,720
                                                                    ------------
                                                                         729,944
                                                                    ------------
TELECOMMUNICATIONS -- 0.5%
Koninklijke (Royal) KPN N.V .......................         74,845       841,557
                                                                    ------------
                                                                       8,526,963
                                                                    ------------
NORWAY -- 1.8%
OIL COMP-INTEGRATED -- 0.8%
Statoil ASA .......................................         42,600     1,207,855
                                                                    ------------
SHIPBUILDING -- 0.2%
Aker Yards AS .....................................          4,580       322,255
                                                                    ------------
TELECOM SERVICES -- 0.8%
Telenor ASA .......................................        109,400     1,322,467
                                                                    ------------
                                                                       2,852,577
                                                                    ------------
RUSSIA -- 0.4%
STEEL -- 0.2%
Evraz Group GDR ...................................         11,973       298,726
                                                                    ------------
TELECOMMUNICATIONS -- 0.2%
AFK Sistema .......................................         13,636       274,084
                                                                    ------------
                                                                         572,810
                                                                    ------------
SOUTH KOREA -- 0.7%
AUTOMOTIVE -- 0.3%
Hyundai Motor Co. Ltd. GDR (b) ....................         14,807       355,812
                                                                    ------------
FOOD PRODUCTS -- 0.2%
Lotte Confectionary Co. Ltd. (a) ..................            269       338,391
                                                                    ------------
TELECOMMUNICATIONS -- 0.2%
KT Corp. (a) ......................................          8,560       352,781
                                                                    ------------
                                                                       1,046,984
                                                                    ------------
SPAIN -- 3.1%
UTILITIES - TELECOMMUNICATIONS -- 3.1%
Telefonica S.A ....................................        291,264     4,850,985
                                                                    ------------
SWEDEN -- 0.5%
METAL PROCESSORS -- 0.5%
Assa Abloy AB (a) .................................         43,000       722,960
                                                                    ------------

MMA Praxis International Fund
Schedule of portfolio investments
June 30, 2006 (Unaudited)

                                                            SHARES      VALUE
================================================================================
COMMON STOCKS -- 92.2%, continued
SWITZERLAND -- 10.2%
BANKS -- 0.9%
Ubs AG Registered .................................         12,381  $  1,356,988
                                                                    ------------
CHEMICALS -- 0.7%
Lonza Group AG (b) ................................         15,051     1,032,248
                                                                    ------------
FOOD PRODUCTS -- 4.2%
Lindt & Spruengli AG ..............................            351       694,478
Nestle S.A ........................................         19,320     6,068,118
                                                                    ------------
                                                                       6,762,596
                                                                    ------------
INSURANCE -- 0.6%
Baloise Holding Ltd. ..............................          7,780       597,849
Swiss Re ..........................................          5,578       389,858
                                                                    ------------
                                                                         987,707
                                                                    ------------
INVESTMENT COMPANIES -- 0.5%
Pargesa Holding AG ................................          7,642       724,446
                                                                    ------------
PHARMACEUTICALS -- 3.2%
Novartis AG .......................................         35,349     1,914,039
Roche Holding AG ..................................         18,918     3,127,210
                                                                    ------------
                                                                       5,041,249
                                                                    ------------
PUBLISHING -- 0.1%
Edipresse S.A .....................................            245       113,222
                                                                    ------------
                                                                      16,018,456
                                                                    ------------
TAIWAN -- 1.2%
FINANCIAL SERVICES -- 0.4%
Chinatrust Financial Holding Co. Ltd. .............        693,000       573,849
                                                                    ------------
TELECOMMUNICATIONS -- 0.6%
Chunghwa Telecom Co. Ltd. .........................        490,000       884,040
Chunghwa Telecom Co. Ltd. ADR (b) .................          7,467       137,915
                                                                    ------------
                                                                       1,021,955
                                                                    ------------
TEXTILES -- 0.2%
Far Eastern Textile Ltd. ..........................        344,000       280,611
                                                                    ------------
                                                                       1,876,415
                                                                    ------------
UNITED KINGDOM -- 20.3%
BANKS -- 4.6%
HBOS plc ..........................................         41,589       722,819
HSBC Holdings plc .................................        117,561     2,068,213
Lloyds TSB Group plc ..............................        144,437     1,418,065
Royal Bank of Scotland Group plc ..................         93,791     3,085,036
                                                                    ------------
                                                                       7,294,133
                                                                    ------------
INSURANCE -- 0.2%
Amlin PLC .........................................         77,347       337,504
                                                                    ------------
MINERALS -- 0.7%
BHP Billiton plc ..................................         53,102     1,030,916
                                                                    ------------
OIL COMP-INTEGRATED -- 6.7%
BP plc ............................................        749,526     8,737,657
Royal Dutch Shell PLC - Class A ...................         23,451       789,143
Royal Dutch Shell PLC - Class B ...................         32,097     1,122,223
                                                                    ------------
                                                                      10,649,023
                                                                    ------------

MMA Praxis International Fund
Schedule of portfolio investments
June 30, 2006 (Unaudited)

                                                        SHARES OR
                                                        PRINCIPAL
                                                          AMOUNT       VALUE
================================================================================
COMMON STOCKS -- 92.2%, continued
PHARMACEUTICALS -- 3.0%
GlaxoSmithKline plc ...............................        170,761  $  4,770,636
                                                                    ------------
PHOTOGRAPHIC PRODUCTS -- 0.4%
Photo-Me International plc ........................        296,915       581,917
                                                                    ------------
PUBLISHING -- 0.2%
Trinity Mirror plc ................................         37,872       341,713
                                                                    ------------
REAL ESTATE OPERATORS/DEVELOPERS -- 1.3%
British Land Co. plc ..............................         88,950     2,078,817
                                                                    ------------
RETAIL -- 1.0%
Kingfisher plc ....................................        192,217       848,513
Next plc ..........................................         23,212       700,845
                                                                    ------------
                                                                       1,549,358
                                                                    ------------
TELECOMMUNICATIONS -- 2.2%
Vodafone Group plc ................................      1,655,655     3,528,044
                                                                    ------------
                                                                      32,162,061
                                                                    ------------
TOTAL COMMON STOCKS ...............................                  145,335,734
                                                                    ------------

PREFERRED STOCK -- 0.2%
GERMANY -- 0.2%
AUTOMOTIVE -- 0.2%
Porsche AG ........................................            394       381,869
                                                                    ------------

CORPORATE NOTES -- 0.9%
COMMUNITY DEVELOPMENT -- 0.9%
DOMESTIC -- 0.9%
MMA Community Development Investment, Inc.,
  2.61%, 7/1/06, (c)+ .............................  $     495,000       495,000
MMA Community Development Investment, Inc.,
  3.92%, 7/1/06, (c)+ .............................        980,000       980,000
                                                                    ------------
TOTAL CORPORATE NOTES .............................                    1,475,000
                                                                    ------------

SECURITIES HELD AS COLLATERAL
  FOR SECURITIES LENDING -- 4.9%
SHORT TERM -- 4.9%
Northern Institutional Liquid
 Asset Portfolio ..................................      7,807,724     7,807,724
                                                                    ------------

TOTAL INVESTMENTS
 (COST$ 126,261,919) -- 98.2% .....................                  155,000,327
   Other assets in excess of liabilities -- 1.8% ..                    2,773,687
                                                                    ------------
NET ASSETS -- 100.0% ..............................                 $157,774,014
                                                                    ============

----------
(a)   Non-income producing securities.
(b)   All or part of this security was on loan, as of June 30, 2006.
(c) Represents affiliated restricted security as to resale to investors and is not registered under the Securities Act of 1933. These securities have been deemed illiquid under guidelines established by the Board of Trustees. Acquisition date and current cost: MMA Community Development Investment, Inc., 2.61% - 12/01, $495,000 and MMA Community Development Investment, Inc., 3.92% - 12/01, $980,000. At June 30, 2006 these securities had an aggregate market value of $1,475,000, representing 0.9% of net assets.
+ Variable rate security. Rates presented are the rates in effect at June 30, 2006. Date presented reflects next rate change date.
ADR - American Depositary Receipt
GDR - Global Depositary Receipt
plc - Public Liability Co.

See notes to financial statements.

                                             -----------------------------------
                                             Statement of assets and liabilities
                                             -----------------------------------
MMA Praxis International Fund
June 30, 2006 (Unaudited)

ASSETS:
Investments, at value (cost $979,195)* .....................     $ 145,717,603
Investments in affiliates, at value (cost $1,475,000) ......         1,475,000
Investments held as collateral for
  securities loaned, at value ..............................         7,807,724
                                                                 -------------
    Total Investments ......................................       155,000,327
                                                                 -------------
Cash .......................................................        10,149,927
Foreign currency, at value (cost $222,675) .................           223,876
Interest and dividends receivable ..........................           204,449
Receivable for capital shares sold .........................           286,705
Tax reclaim receivable .....................................           187,378
Prepaid expenses ...........................................            23,031
                                                                 -------------
    Total Assets ...........................................       166,075,693
                                                                 -------------
LIABILITIES:
Payable for securities loaned ..............................         7,807,724
Distributions payable to shareholders ......................           182,434
Payable for capital shares redeemed ........................           117,451
Accrued expenses and other payables:
    Investment advisory fees ...............................           112,913
    Administration fees ....................................             6,139
    Distribution fees ......................................            40,580
    Other ..................................................            34,438
                                                                 -------------
      Total Liabilities ....................................         8,301,679
                                                                 -------------
NET ASSETS:
Capital ....................................................       143,348,436
Distributions in excess of net investment income ...........          (695,458)
Accumulated net realized loss on investments
  and foreign currency transactions ........................       (13,617,372)
Net unrealized appreciation on
  investments and foreign currency translations ............        28,738,408
                                                                 -------------
    Net Assets .............................................     $ 157,774,014
                                                                 =============
Net Assets
    Class A ................................................     $  38,618,488
    Class B ................................................        24,271,319
    Class I ................................................        94,884,207
                                                                 -------------
      Total ................................................     $ 157,774,014
                                                                 =============
Shares Outstanding
    (unlimited number of shares
     authorized with $.01 par value)
    Class A ................................................         3,023,623
    Class B ................................................         1,933,106
    Class I ................................................         7,447,591
                                                                 -------------
      Total ................................................        12,404,320
                                                                 =============
Net asset value
    Class A - Redemption Price Per Share (A) ...............     $       12.77
                                                                 =============
    Class A - Maximum Sales Charge .........................              5.25%
                                                                 =============
    Class A - Maximum Offering Price Per Share
      (100%/(100%-Maximum Sales Charge) of
      net asset value adjusted to the nearest cent .........     $       13.48
                                                                 =============
    Class B - offering price per share** (A) ...............     $       12.56
                                                                 =============
    Class I- offering price per share** (A) ................     $       12.74
                                                                 =============

*     Includes securities on loan of $7,694,52
** Redemption price per share (Class B and Class I) varies by length of time shares are held.
(A)   Net proceeds upon redemption may include a redemption fee.

See notes to financial statements.

-----------------------
Statement of operations
-----------------------

MMA Praxis International Fund
For the six months ended June 30, 2006 (Unaudited)

INVESTMENT INCOME:
Dividends ....................................................     $  2,763,290
Foreign tax withholding ......................................         (286,777)
Income from securities lending ...............................           23,659
Interest from affiliates .....................................           25,176
                                                                   ------------
    Total Investment Income ..................................        2,525,348
                                                                   ------------

EXPENSES:
Investment advisory fees .....................................          697,583
Administration fees ..........................................          108,508
Distribution fees-Class A ....................................          124,572
Distribution fees-Class B ....................................           93,806
Shareholder servicing fees-Class A ...........................          124,375
Shareholder servicing fees-Class B ...........................           31,269
Reimbursement of Fund expenses paid by Adviser ...............          170,829
Custodian fees ...............................................           59,805
Legal fees and expenses ......................................           43,750
Trustees' fee and expenses ...................................            9,707
Other expenses ...............................................          110,475
                                                                   ------------
      Total expenses before reductions/reimbursements ........        1,574,679
    Expenses reduced by Distributor ..........................         (136,882)
    Expenses reduced by Custodian ............................          (61,675)
                                                                   ------------
      Net Expenses ...........................................        1,376,122
                                                                   ------------

Net Investment Income ........................................        1,149,226
                                                                   ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on security transactions
    and foreign currency transactions ........................        9,260,488
Change in unrealized appreciation/depreciation
    of investments and foreign currency
    translations during the period ...........................          636,615
                                                                   ------------
Net realized and unrealized gain on
    investments and foreign currency transactions ............        9,897,103
                                                                   ------------
Net increase in net assets resulting from operations .........     $ 11,046,329
                                                                   ============
See notes to financial statements.

                                             -----------------------------------
                                             Statements of changes in net assets
                                             -----------------------------------
MMA Praxis International Fund
Statements of changes in net assets

                                                        Six Months
                                                           Ended         Year Ended
                                                       June 30, 2006     December 31,
                                                        (Unaudited)         2005
=====================================================================================
From Investment Activities:
Net investment income ..............................   $   1,149,226    $     874,790
Net realized gain on investments and
 foreign currency transactions .....................       9,260,488       13,174,668
Change in unrealized appreciation/
 depreciation of investments and
 futures contracts during the period ...............         636,615        2,258,943
                                                       -------------    -------------
Net increase in net assets resulting from operations      11,046,329       16,308,401
                                                       -------------    -------------

Distributions to Class A Shareholders:
      From net investment income ...................        (203,023)      (1,424,269)

Distributions to Class B Shareholders:
      From net investment income ...................         (97,053)        (138,729)

Distributions to Class I Shareholders:
      From net investment income ...................        (804,114)              --
                                                       -------------    -------------
Change in net assets from distributions
      to shareholders ..............................      (1,104,190)      (1,562,998)
                                                       -------------    -------------

Change in net assets from
  capital transactions .............................       1,278,168       (6,572,436)
                                                       -------------    -------------

Change in net assets ...............................      11,220,307        8,172,967

Net Assets:
   Beginning of period .............................     146,553,707      138,380,740
                                                       -------------    -------------
   End of period ...................................   $157,774,014 $     146,553,707
                                                       =============    =============

Distributions in excess of
  net investment income ............................   $    (695,458)   $    (740,494)
                                                       =============    =============

See notes to financial statements.

--------------------
Financial highlights
--------------------

MMA Praxis International Fund
Financial highlights

For a share outstanding throughout the period indicated.

                                                                           Class A Shares
                                   ================================================================================================
                                    Six Months
                                     June 30,          Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                       2006           December 31,    December 31,    December 31,    December 31,    December 31,
                                   (Unaudited)            2005            2004            2003            2002            2001
===================================================================================================================================

Net Asset Value,
    Beginning of Period .........  $      11.94       $      10.78    $       9.43    $       7.45    $       9.28    $      12.53
                                   ------------       ------------    ------------    ------------    ------------    ------------
Investment Activities:
    Net investment income .......          0.16               0.08            0.01            0.04            0.01            0.04
    Net realized and
        unrealized gains
        (losses) from investments          0.74               1.22            1.37            2.00           (1.79)          (3.23)
                                   ------------       ------------    ------------    ------------    ------------    ------------
    Total from Investment
     Activities .................          0.90               1.30            1.38            2.04           (1.78)          (3.19)
                                   ------------       ------------    ------------    ------------    ------------    ------------

Distributions:
    Net investment income .......         (0.07)             (0.14)          (0.03)          (0.06)          (0.03)          (0.06)
    Tax return of capital .......            --                 --              --              --           (0.02)             --
                                   ------------       ------------    ------------    ------------    ------------    ------------
    Total Distributions .........         (0.07)             (0.14)          (0.03)          (0.06)          (0.05)          (0.06)
                                   ------------       ------------    ------------    ------------    ------------    ------------
Paid-in capital from
    redemption fees (a) .........            --                 --              --              --              --              --
                                   ------------       ------------    ------------    ------------    ------------    ------------
Net Asset Value, End of Period ..  $      12.77       $      11.94    $      10.78    $       9.43    $       7.45    $       9.28
                                   ============       ============    ============    ============    ============    ============
Total Return (excludes
    sales charge) ...............          7.52%(b)          12.16%          14.68%          27.53%         (19.29)%        (25.42)%

Ratios/Supplemental Data:
    Net assets at end of
      period (000) ..............  $     38,618       $    121,173    $    115,687    $     97,396    $     68,989    $     71,043
    Ratio of expenses to
       average net assets .......          1.77%(c)           1.58%           1.63%           1.50%           1.45%           1.45%
    Ratio of net investment
       income to average
       net assets ...............          1.16%(c)           0.74%           0.16%           0.49%           0.11%           0.11%
    Ratio of expenses
       to average net assets* ...          2.02%(c)           1.90%           2.01%           2.14%           2.24%           2.16%
Portfolio Turnover (d) ..........         79.16%             71.93%          81.85%         145.51%          76.38%          61.33%
------------------------------------------------------------------------------------------------------------------------------------

* During the year, certain expenses were reduced, reimbursed or paid by third party. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)   Amount rounds to less than $0.005 per share.
(b)   Not annualized.
(c)   Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis International Fund
Financial highlights, continued

For a share outstanding throughout the period indicated.

                                                                           Class B Shares
                                   ================================================================================================
                                    Six Months
                                     June 30,           Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                       2006            December 31,    December 31,    December 31,    December 31,    December 31,
                                   (Unaudited)             2005            2004            2003            2002            2001
===================================================================================================================================

Net Asset Value, Beginning
    of Period ..................  $       11.77       $      10.62    $       9.32    $       7.39    $       9.23    $      12.51
                                  -------------       ------------    ------------    ------------    ------------    ------------
Investment Activities:
    Net investment income (loss)           0.02              (0.01)          (0.05)          (0.01)          (0.04)          (0.04)
    Net realized and
       unrealized gains
       (losses) from investments           0.82               1.22            1.35            1.98           (1.78)          (3.20)
                                  -------------       ------------    ------------    ------------    ------------    ------------
    Total from Investment
       Activities ..............           0.84               1.21            1.30            1.97           (1.82)          (3.24)
                                  -------------       ------------    ------------    ------------    ------------    ------------

Distributions:
    Net investment income ......          (0.05)             (0.06)          --(a)           (0.04)             --           (0.04)
    Tax return of capital ......             --                 --              --              --           (0.02)             --
                                  -------------       ------------    ------------    ------------    ------------    ------------
    Total Distributions ........          (0.05)             (0.06)             --           (0.04)          (0.02)          (0.04)
                                  -------------       ------------    ------------    ------------    ------------    ------------
Paid-in capital from
    redemption fees (b) ........             --                 --              --              --              --              --
                                  -------------       ------------    ------------    ------------    ------------    ------------
Net Asset Value, End of Period .  $       12.56       $      11.77    $      10.62    $       9.32    $       7.39    $       9.23
                                  =============       ============    ============    ============    ============    ============
Total Return (excludes
    redemption charge) .........           7.14%(c)          11.50%          13.95%          26.73%         (19.73)%        (25.92)%

Ratios/Supplemental Data:
    Net assets at end of
       period (000) ............  $      24,271       $     25,381    $     24,094    $     21,468    $     17,608    $     22,364
    Ratio of expenses to
       average net assets ......           2.41%(d)           2.23%           2.28%           2.15%           2.00%           2.00%
    Ratio of net investment
       income to average
       net assets ..............           0.80%(d)           0.10%          (0.49)%         (0.15)%         (0.44)%         (0.44)%
    Ratio of expenses to
       average net assets* .....           2.50%(d)           2.39%           2.51%           2.63%           2.74%           2.65%
 Portfolio Turnover (e) ........          79.16%             71.93%          81.85%         145.51%          76.38%          61.33%
------------------------------------------------------------------------------------------------------------------------------------

* During the year, certain expenses were reduced, reimbursed or paid by third party. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)   Distribution per share was less than $0.005.
(b)   Amount rounds to less than $0.005 per share.
(c)   Not annualized.
(d)   Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis International Fund
Financial highlights, continued

For a share outstanding throughout the period indicated.

                                                                 Class I Shares
                                                                 ==============
                                                                  Period Ended
                                                                    June 30,
                                                                    2006 (a)
                                                                   (Unaudited)
================================================================================
Net Asset Value, Beginning of Period ..........................  $    13.52
Investment Activities:
    Net investment income .....................................        0.06
    Net realized and unrealized losses from investments .......       (0.73)

                                                                 ----------
    Total from Investment Activities ..........................       (0.67)
                                                                 ----------

Distributions:
    Net investment income .....................................       (0.11)
                                                                 ----------
Net Asset Value, End of Period ................................  $    12.74
                                                                 ==========
Total Return (excludes redemption charge) .....................       (4.96)%(b)

Ratios/Supplemental Data:
    Net assets at end of period (000) .........................  $   94,884
    Ratio of expenses to average net assets ...................        1.28%(c)
    Ratio of net investment income to average net assets ......        3.09%(c)
    Ratio of expenses to average net assets* ..................        1.28%(c)
Portfolio Turnover (d) ........................................       79.16%
--------------------------------------------------------------------------------

* During the year, certain expenses were reduced, reimbursed or paid by third party. If such activity had not occurred, the ratios would have been as indicated.
(a) For the period from May 1, 2006 (commencement of operations) through June 30, 2006.
(b)   Not annualized.
(c)   Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

                                                   -----------------------------
                                                   Notes to financial statements
                                                   -----------------------------

MMA Praxis Mutual Funds
Notes to financial statements
June 30, 2006 (Unaudited)

1. Organization:

The MMA Praxis Mutual Funds (the "Trust") is an open-end management investment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of the MMA Praxis Intermediate Income Fund, the MMA Praxis Core Stock Fund, the MMA Praxis Value Index Fund, and the MMA Praxis International Fund (individually a "Fund", collectively "the Funds"). These are also known as the Intermediate Income Fund, Core Stock Fund, Value Index Fund, and International Fund.

The Funds currently offer three classes of shares, Class A, Class B and Class I. Each class of shares in a Fund has identical rights and privileges except with respect to fees paid under the distribution and shareholder servicing agreements, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund. However, based on experience, the Trust expects the risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation:

Securities are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depreciation.

The Funds use various independent pricing services to value most of their investments. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. When fair valuing foreign securities held by the International Fund, certain pricing services might use computerized pricing models to systematically calculate adjustments to foreign security close prices based on the latest market movements. Such pricing models utilize market data that has been obtained between the local market close and the NYSE close to compute adjustments to foreign security close prices. The methods used by the pricing service and the valuations so established will be reviewed by the Adviser under general supervision of the Funds' Board of Trustees. Securities for which market quotations are not readily available, or are unreliable, are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2006 (Unaudited)

Securities Transactions and Related Income:

Security transactions are accounted for on the trade date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Income and realized and unrealized gains and losses on investments are allocated to each class of shares based upon relative net assets or other appropriate basis.

Risks associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation's interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Foreign Currency Translation:

The market value of investment securities, other assets and liabilities of the Intermediate Income Fund, the Value Index Fund and the International Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized/unrealized gain (loss) from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.

Forward Foreign Currency Contracts:

The International Fund may enter into forward foreign currency exchange contracts for the purchase or sale of specific foreign currencies at a fixed price on a future date. Risks may arise upon entering these contracts for the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Fund will enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the International Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of June 30, 2006, the International Fund had no forward foreign currency exchange contracts outstanding.

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2006 (Unaudited)

Futures Contracts:

The Funds may invest in futures contracts (stock or bond index futures contracts or interest rate futures) to hedge or manage risks associated with a Funds' securities investments. To enter into a futures contract, an amount of cash and cash equivalents, equal to a certain percentage of the market value of the futures contracts, is deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged. Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments to underlying futures contracts it holds. The inability to close the futures position also could have an adverse impact on a Fund's ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to MMA Capital Management's (the "Adviser") ability to predict movements correctly in the direction of the market. There is an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser may still not result in a successful hedging transaction over a short time frame.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures to substantial losses.

The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2006 (Unaudited)

Swap Agreements:

The Funds may enter into event-linked swaps, including credit default swaps. The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on specific names or a basket of names. The transactions are documented through swap documents. A "buyer" of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The "seller" of credit protection receives a premium and agrees to assume the credit risk of an issuer upon the occurrence of certain events.

Restricted Securities:

Investments in restricted securities are valued by the Board of Trustees or valued pursuant to valuation procedures approved by the Board of Trustees (the "Valuation Procedures"). The Valuation Procedures contemplate the Board's delegation of the implementation of the Valuation Procedures to the Adviser. In valuing restricted securities under the Valuation Procedures, the Adviser will consider (but is not limited to) certain specific and general factors enumerated in the Valuation Procedures. The Valuation Procedures require that the Adviser report to the Board at each of its regular quarterly meetings regarding valuation of restricted securities and actions taken in connection with the Valuation Procedures.

Securities Lending:

In order to generate additional income, each Fund may, from time to time, subject to its investment objectives and policies, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities pursuant to agreements requiring that the loans be secured by collateral equal in value to 100% of the value of the securities loaned. Collateral for loans of portfolio securities must consist of: (1) cash in U.S. dollars, to be invested in the Northern Institutional Liquid Asset Portfolio, (2) obligations issued or guaranteed by the U.S. Treasury or by any agency or instrumentality of the U.S. Government, or (3) irrevocable, non-transferable, stand-by letters of credit issued by banks domiciled or doing business within the U.S. and meeting certain credit requirements at the time of issuance. This collateral will be valued daily by the Adviser. Should the market value of the loaned securities increase, the borrower is required to furnish additional collateral to that Fund.

During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have a right to vote on securities on loan, each Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default or enter into bankruptcy, each Fund will have the contract right to retain the collateral described above.

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2006 (Unaudited)

The Northern Trust Company serves as the Securities Lending Agent. For providing this service, the Securities Lending Agent retains 40% of the securities lending income. The securities lending income is shown net of fees on the Statement of operations. For the six months ended June 30, 2006, the Funds had securities on loan as follows:

                                        Fee paid to      Market     Market Value
                                       Northern Trust   Value of     of Loaned
                                          Company      Collateral    Securities
--------------------------------------------------------------------------------
Intermediate Income Fund                $    10,723   $45,253,121   $43,546,634
Core Stock Fund                               7,608    58,107,178    56,939,171
Value Index Fund                                541     2,541,963     2,490,086
International Fund                           15,768     7,807,724     7,694,528

Community Development Investments:

Consistent with the investment criteria for socially responsible investing, the Board of Trustees of the Funds has authorized the Funds to make certain types of community development investments. In connection with the community development investments, the Funds have received from the Securities and Exchange Commission ("SEC") an exemptive order that would permit each of the Funds to invest a limited portion of their respective net assets in securities issued by an affiliate of MMA Capital Management (the "Adviser"), MMA Community Development Investments, Inc. ("MMA CDI"). MMA CDI is a not-for-profit corporation that was organized specifically to promote community development investing and it seeks to fund its efforts primarily through the sale to investors of interests in certain investment pools that it has established (the "CDI-Notes"). Assets raised through offerings of CDI-Notes are then invested directly in non-profit and not-for-profit community development organizations. Each Fund, in accordance with guidelines established by the Board of Trustees and in compliance with the SEC's exemptive order, would be permitted to invest up to 3% of its net assets in CDI-Notes. CDI-Notes have certain specific risk factors associated with them. These types of investments offer a rate of return below the prevailing market rate at acquisition and are considered illiquid, unrated and below-investment grade. They also involve a greater risk of default or price decline than investment-grade securities. However, these investments have been determined by the Board of Trustees as being a beneficial way to carry out each Fund's goals for stewardship investing at the community level. In addition, these investments are priced in accordance with procedures approved by the Board of Trustees.

Dividends and Distributions:

Dividends from net investment income are declared and paid monthly for the Intermediate Income Fund. Dividends from the net investment income are declared and paid semi-annually for the Core Stock Fund, the Value Index Fund, and the International Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2006 (Unaudited)

Federal Income Taxes:

It is each Fund's policy to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of Subchapter M of the Internal Revenue Code, and to distribute timely all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the International Fund will file for claims on foreign taxes withheld.

Other:

Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets to the Trust or another reasonable basis. Expenses specific to a class are charged directly to that class.

Each Fund maintains a cash balance with its custodian and receives a reduction of its custody fees and expenses for the amounts of interest earned on such uninvested cash balance. For financial reporting purposes for the six months ended June 30, 2006, custodian fees and expenses reduced by the custodian were $13,515, $15,511, $2,513 and $61,675 for the Intermediate Income Fund, the Core Stock Fund, the Value Index Fund and the International Fund, respectively. There was no effect on net investment income. The Funds could have invested such cash amounts in an income-producing asset if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

The Funds will charge a redemption fee of 2.00% of the total redemption amount if you sell or exchange your shares after holding them for less than 30 days subject to certain exceptions and limitations described in the prospectus.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term debt securities having maturities one year or less) for the six months ended June 30, 2006 were as follows:

                                                  Purchases             Sales
--------------------------------------------------------------------------------
Intermediate Income Fund                        $ 34,384,291        $ 38,899,853
Core Stock Fund                                  204,603,764         199,345,772
Value Index Fund                                  25,957,817          25,705,906
International Fund                                58,788,778          68,229,178

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2006 (Unaudited)

4. Related Party Transactions:

Menno Insurance Service, Inc. d/b/a MMA Capital Management, (the "Adviser") (a separate corporate entity controlled by Mennonite Mutual Aid, Inc.), provides investment advisory services to the Funds. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:
0.50% for the Intermediate Income Fund; 0.74% for the Core Stock Fund; 0.30% for the Value Index Fund and 0.90% for the International Fund. Evergreen Investment Management Company, LLC, serves as the sub-adviser to the International Fund. The Adviser entered into expense limitation agreements pursuant to which the Adviser agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, legal fees, costs relating to such services and extraordinary expenses).

Effective May 1, 2005, each Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the total annual fund operating expenses of Class A and Class B of each Fund to exceed 0.86% and 1.31%, respectively, for the Intermediate Income Fund, 1.26% and 1.91%, respectively, for the Core Stock Fund, 0.96% and 1.51%, respectively, for the Value Index Fund, and 1.50% and 2.15%, respectively, for the International Fund.

Effective May 1, 2006, the Funds have agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to the expense limitation agreement provided that such repayment does not cause the total annual fund operating expenses of Class A, Class B, and Class I of each Fund to exceed 0.86%, 1.31% and 0.61%, respectively, for the Intermediate Income Fund, 1.43%, 2.08%, and 1.18%, respectively, for the Core Stock Fund, 0.96%, 1.51%, and 0.71%, respectively, for the Value Index Fund, and 1.67%, 2.32% and 1.42%, respectively, for the International Fund. For the six months ended June 30, 2006, the Adviser waived investment advisory fees in the Intermediate Income Fund and Value Index Fund in the amount of $143,046 and $1,133, respectively. For the six months ended June 30, 2006, the Core Stock Fund, Value Index Fund and International Fund repaid the Adviser in the amounts of $313,857, $13,388 and $170,829 for fees waived during the year ended December 31, 2003, respectively.

As of June 30, 2006, the Funds had the following amounts (and year of expiration) subject to repayment to the Adviser:

Fund                            Fees Waived    Repayment Expires      Balance
----                            -----------    -----------------      -------
Intermediate Income Fund           2003              2006            $ 384,992
                                   2004              2007              365,525
                                   2005              2008              134,653
                                   2006              2009              143,046

Core Stock Fund                    2003              2006              235,625
                                   2004              2007              446,557

Value Index Fund                   2003              2006               51,955
                                   2006              2009                1,133

International Fund                 2003              2006              257,233
                                   2004              2007              227,962

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2006 (Unaudited)

Integrated Investment Services, Inc. ("Integrated", formerly Integrated Fund Services, Inc.) provides administrative, accounting, transfer agency, shareholder servicing and dividend disbursing services on behalf of the Trust. For these services, Integrated receives an annual fee, paid monthly, from each Fund.

IFS Fund Distributors, Inc. ("Underwriter") is the Funds' principal underwriter and, as such, acts as exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $6,325, $20,408, $16,233 and $10,887 from underwriting and broker commissions on the sale of share of the Intermediate Income Fund, Core Stock Fund, Value Index Fund, and International Fund, respectively, for the six months ended June 30, 2006. In addition, the Underwriter collected $5,379, $19,131, and $2,068 of contingent deferred sales loads of the Intermediate Income Fund, Core Stock Fund, and International Fund, respectively.

The Trust has adopted a Plan of Distribution (12b-1 plan) for each Fund under which each Fund may directly incur or reimburse the Adviser or the Underwriter for expenses related to the distribution and promotion of shares. Class A shares of each Fund may each pay an annual fee of up to 0.50% of average daily net assets of such Fund's Class A shares. The Adviser or Underwriter may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.25% for distribution. Class B shares of each Fund may each pay an annual fee of up to 1.00% of the average daily net assets of such Fund's Class B shares. The Adviser or Underwriter may incur 0.25% of the 12b-1 fee for shareholder servicing an dup to 0.75% for distribution.

Under the terms of the Compliance Services Agreement between the Trust and Integrated, Integrated provides certain compliance services to the Trust, including developing and assisting in implementing a compliance program for Integrated on behalf of the Trust and providing administrative support services to the Funds' Compliance Program and Chief Compliance Officer.

Certain officers of the Trust are affiliated with the Adviser and/or Integrated. Such officers are not paid any fees directly by the Funds for serving as officers of the Trust.

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2006 (Unaudited)

5. Capital Share Transactions:

Transactions in shares of the Funds are summarized below:

                                      Intermediate Income Fund            Core Stock Fund
                                   -------------------------------------------------------------
                                     Six Months                      Six Months
                                       Ended            Year           Ended            Year
                                      June 30,         Ended          June 30,         Ended
                                        2006        December 31,        2006       December 31,
                                    (Unaudited)         2005        (Unaudited)         2005
================================================================================================
Capital Transactions:
Class A Shares:
   Proceeds from shares issued     $  18,484,891   $  32,408,348   $  41,917,398   $  29,090,957
   Dividends reinvested                2,902,774       7,325,276              --         763,982
   Cost of shares redeemed          (216,449,528)    (25,225,814)   (173,804,306)    (30,953,564)
   Redemption fees                           578              --             258              --
                                   -------------   -------------   -------------   -------------
   Class A Share Transactions      $(195,061,285)  $  14,507,810   $(131,886,650)  $  (1,098,625)
                                   =============   =============   =============   =============

Class B Shares:
   Proceeds from shares issued     $     895,212   $   3,220,936   $   2,424,397   $   5,821,732
   Dividends reinvested                  511,498       1,207,386              --               9
   Cost of shares redeemed            (8,074,220)     (8,304,556)    (31,088,979)    (26,692,270)
   Redemption fees                           223              --              96              --
                                   -------------   -------------   -------------   -------------
   Class B Share Transactions      $  (6,667,287)  $  (3,876,234)  $ (28,664,486)  $ (20,870,529)
                                   =============   =============   =============   =============

Class I Shares:
   Proceeds from shares issued     $ 205,704,837   $          --   $ 164,569,531   $          --
   Dividends reinvested                1,161,364              --              --              --
   Cost of shares redeemed           (11,394,918)             --      (1,926,712)             --
                                   -------------   -------------   -------------   -------------
   Class I Share Transactions      $ 195,471,283   $          --   $ 162,642,819   $          --
                                   =============   =============   =============   =============

Net increase (decrease)
   from capital transactions       $  (6,257,289)  $  10,631,576   $   2,091,683   $ (21,969,154)
                                   =============   =============   =============   =============

Share Transactions:
Class A Shares:
   Issued                              1,917,217       3,286,362       2,890,550       2,092,157
   Reinvested                            302,527         744,269              --          54,554
   Redeemed                          (22,833,412)     (2,556,857)    (11,777,780)     (2,221,367)
                                   -------------   -------------   -------------   -------------
   Change in Class A Shares          (20,613,668)      1,473,774      (8,887,230)        (74,656)
                                   =============   =============   =============   =============

Class B Shares:
   Issued                                 93,179         326,273         172,288         436,151
   Reinvested                             53,514         122,694              --              --
   Redeemed                             (836,603)       (843,610)     (2,228,109)     (1,991,235)
                                   -------------   -------------   -------------   -------------
   Change in Class B Shares             (689,910)       (394,643)     (2,055,821)     (1,555,084)
                                   =============   =============   =============   =============

Class I Shares:
   Issued                             21,738,322              --      11,146,673              --
   Reinvested                            123,087              --              --              --
   Redeemed                           (1,202,031)             --        (133,205)             --
                                   -------------   -------------   -------------   -------------
   Change in Class I Shares           20,659,378              --      11,013,468              --
                                   =============   =============   =============   =============

Net increase (decrease)
   from share transactions              (644,200)      1,079,131          70,417      (1,629,740)
                                   =============   =============   =============   =============

                                          Value Index Fund             International Fund
                                   -------------------------------------------------------------
                                     Six Months                      Six Months
                                       Ended            Year           Ended            Year
                                      June 30,         Ended          June 30,         Ended
                                        2006        December 31,        2006        December 31,
                                    (Unaudited)         2005        (Unaudited)         2005
                                   =============================================================
Capital Transactions:
   Proceeds from shares issued     $   6,844,201   $   8,394,187   $   8,440,129   $  13,034,316
   Dividends reinvested                  107,561         435,011         190,921       1,188,251
   Cost of shares redeemed           (32,741,527)     (4,654,565)   (105,423,485)    (19,580,189)
   Redemption fees                           164              --           4,951              --
                                   -------------   -------------   -------------   -------------
   Class A Share Transactions      $ (25,789,601)  $   4,174,633   $ (96,787,484)  $  (5,357,622)
                                   =============   =============   =============   =============

Class B Shares:
   Proceeds from shares issued     $   1,735,169   $   3,353,838   $   1,253,718   $   2,355,254
   Dividends reinvested                   65,491          95,344          94,051         134,393
   Cost of shares redeemed            (2,023,847)     (1,394,678)     (4,160,178)     (3,704,461)
   Redemption fees                            --              --             124              --
                                   -------------   -------------   -------------   -------------
   Class B Share Transactions      $    (223,187)  $   2,054,504   $  (2,812,285)  $  (1,214,814)
                                   =============   =============   =============   =============

Class I Shares:
   Proceeds from shares issued     $  32,200,077   $          --   $ 100,816,888   $          --
   Dividends reinvested                  131,761              --         636,784              --
   Cost of shares redeemed            (6,169,229)             --        (575,735)             --
                                   -------------   -------------   -------------   -------------
   Class I Share Transactions      $  26,162,609   $          --   $ 100,877,937   $          --
                                   =============   =============   =============   =============

Net increase (decrease)
   from capital transactions       $     149,821   $   6,229,137   $   1,278,168   $  (6,572,436)
                                   =============   =============   =============   =============

Share Transactions:
Class A Shares:
   Issued                                650,037         866,001         664,553       1,202,582
   Reinvested                             10,166          44,166          14,951         109,446
   Redeemed                           (2,998,000)       (477,425)     (7,803,206)     (1,767,755)
                                   -------------   -------------   -------------   -------------
   Change in Class A Shares           (2,337,797)        432,742      (7,123,702)       (455,727)
                                   =============   =============   =============   =============

Class B Shares:
   Issued                                164,616         348,972         100,151         220,149
   Reinvested                              6,202           9,710           7,488          13,048
   Redeemed                             (193,695)       (144,184)       (331,511)       (344,623)
                                   -------------   -------------   -------------   -------------
   Change in Class B Shares              (22,877)        214,498        (223,872)       (111,426)
                                   =============   =============   =============   =============

Class I Shares:
   Issued                              2,948,574              --       7,441,319              --
   Reinvested                             12,477              --          49,983              --
   Redeemed                             (557,309)             --         (43,710)             --
                                   -------------   -------------   -------------   -------------
   Change in Class I Shares            2,403,742              --       7,447,592              --
                                   =============   =============   =============   =============

Net increase (decrease)
   from share transactions                43,068         647,240         100,018        (567,153)
                                   =============   =============   =============   =============

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2006 (Unaudited)

6. Federal Income Tax Information:

The character of dividends paid to shareholders for federal income tax purposes during the year ended December 31, 2005 was as follows:

                                     Intermediate        Core           Value
                                        Income           Stock          Index       International
                                         Fund            Fund           Fund            Fund
-------------------------------------------------------------------------------------------------
From ordinary income                 $ 10,798,788    $    854,926    $    665,289    $  1,562,998
From long-term gains                           --    $     32,477              --              --
                                     ------------------------------------------------------------
Total distributions                  $ 10,798,788    $    887,403    $    665,289    $  1,562,998
                                     ============================================================

The following information is computed on a tax basis for each item as of December 31, 2005:

                                     Intermediate        Core           Value
                                        Income           Stock          Index       International
                                         Fund            Fund           Fund             Fund
-------------------------------------------------------------------------------------------------
Tax cost of portfolio investments    $304,323,065    $330,050,900    $ 47,487,199    $135,997,412
                                     ------------------------------------------------------------
Gross unrealized appreciation        $  2,904,358    $ 45,663,185    $  8,956,212    $ 26,016,349
Gross unrealized depreciation          (4,189,015)    (22,313,450)     (1,860,606)       (852,665)
                                     ------------------------------------------------------------
Net unrealized appreciation
    (depreciation)                     (1,284,657)     23,349,735       7,095,606      25,163,684
Undistributed ordinary income                  --              --              --       1,949,638
Undistributed long term gains                  --       4,555,083              --              --
Capital loss carryforward              (1,634,842)    (11,025,043)       (456,985)    (22,629,883)
Post-October losses                      (335,614)             --              --              --
Other temporary differences               (70,512)             --         (17,402)             --
                                     ------------------------------------------------------------
    Accumulated earnings (deficit)   $ (3,325,625)   $ 16,879,775    $  6,621,219    $  4,483,439
                                     ============================================================

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and investments in Passive Foreign Investment Companies.

The following information is computed on a tax basis for each item as of June 30, 2006:

                                     Intermediate        Core           Value
                                        Income           Stock          Index       International
                                         Fund            Fund           Fund             Fund
-------------------------------------------------------------------------------------------------
Tax cost of portfolio investments    $309,241,420    $367,875,456    $ 50,354,739    $126,419,799
                                     ============================================================
Gross unrealized appreciation        $    408,975    $ 21,740,500    $  8,115,308    $ 29,379,372
Gross unrealized depreciation          (9,478,751)    (13,036,680)     (1,416,284)       (798,844)
                                     ------------------------------------------------------------
Net unrealized appreciation
    (depreciation)                   $ (9,069,776)   $  8,703,820    $  6,699,024    $ 28,580,528
                                     ============================================================

MMA Praxis Mutual Funds
Notes to financial statements, continued
June 30, 2006 (Unaudited)

As of December 31, 2005, the following Funds had net capital loss carry forwards to offset future net capital gains, if any:
                                                  Amount          Expires
--------------------------------------------------------------------------------
Intermediate Income Fund                       $     270,941       2008
                                               $     532,675       2009
                                               $     673,793       2010
                                               $     157,433       2012
                                               -------------
                                               $   1,634,842
                                               =============

Core Stock Fund*                               $   2,975,753       2010
                                               $   8,049,290       2011
                                               -------------
                                               $  11,025,043
                                               =============

Value Index Fund                               $     456,985       2011
                                               =============

International Fund                             $  22,629,883       2010
                                               =============

* Capital losses may be subject to limitations due to an ownership change during the fiscal year ended December 31, 2004.

During the year ended December 31, 2005, the following Funds utilized capital loss carryforwards:

Intermediate Income Fund                      $    238,909
Core Stock Fund                                 11,102,681
Value Index Fund                                   831,457
International Fund                              13,001,752

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Fund's capital accounts on a tax basis. The following reclassifications have been made to the following Funds for the year ended December 31, 2005:

                                                   Accumulated     Accumulated
                                       Paid-In    Net Investment  Net Realized
                                       Capital    Income (Loss)   Gains (Losses)
--------------------------------------------------------------------------------
Intermediate Income Fund             $      (2)     $ 609,700      $(609,698)
Core Stock Fund                             (1)        32,477        (32,476)
Value Index Fund                            (1)       (16,955)        16,956
International Fund                          --        238,674       (238,674)

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management believes that the adoption of FIN 48 will have no impact on the financial statements of the Funds.

---------------------------
Additional fund information
---------------------------

MMA Praxis Mutual Funds
Additional fund information
June 30, 2006 (Unaudited)

Security Allocation:

The MMA Praxis Mutual Funds invested, as a percentage of net assets, in the following industries as of the six months ended June 30, 2006.

--------------------------------------------------------------------------------
Intermediate Income Fund
--------------------------------------------------------------------------------

                                                                   Percentage of
Security Allocation                                                  Net Assets
--------------------------------------------------------------------------------
Fannie Mae                                                                 34.0%
Freddie Mac                                                                24.9%
Corporate Bonds                                                            24.3%
Securities Lending Collateral                                              17.4%
Asset Backed Securities                                                     3.2%
Commercial Mortgage Backed Securities                                       3.0%
Government National Mortgage Assoc.                                         2.2%
Federal Home Loan Bank                                                      1.7%
Tennessee Valley Authority                                                  1.4%
Corporate Notes                                                             1.3%
Federal Farm Credit Bank                                                    0.7%
Mutual Funds                                                                0.6%
Interest Only Bonds                                                         0.6%
Collateralized Mortgage Obligations                                         0.3%
Small Business Administration                                               0.0%
U.S. Treasury Obligations                                                   0.0%
--------------------------------------------------------------------------------
Total                                                                     115.6%
================================================================================

--------------------------------------------------------------------------------
Core Stock Fund
--------------------------------------------------------------------------------

                                                                   Percentage of
Security Allocation                                                 Net Assets
--------------------------------------------------------------------------------
Common Stocks                                                              97.5%
Securities Lending Collateral                                              18.3%
U.S. Government Agencies - Discount                                         1.4%
Corporate Notes                                                             1.2%
--------------------------------------------------------------------------------
Total                                                                     118.4%
================================================================================

--------------------------------------------------------------------------------
Value Index Fund
--------------------------------------------------------------------------------

                                                                   Percentage of
Security Allocation                                                  Net Assets
--------------------------------------------------------------------------------
Common Stocks                                                              99.0%
Securities Lending Collateral                                               4.7%
Corporate Notes                                                             0.8%
--------------------------------------------------------------------------------
Total                                                                     104.5%
================================================================================

--------------------------------------------------------------------------------
International Fund
--------------------------------------------------------------------------------

                                                                   Percentage of
Security Allocation                                                  Net Assets
--------------------------------------------------------------------------------
United Kingdom                                                             20.3%
Japan                                                                      18.8%
France                                                                     12.1%
Switzerland                                                                10.2%
Germany                                                                     9.4%
Netherlands                                                                 5.4%
Securities Lending Collateral                                               4.9%
Spain                                                                       3.1%
Hong Kong                                                                   1.9%
Ireland                                                                     1.8%
Norway                                                                      1.8%
Canada                                                                      1.2%
Taiwan                                                                      1.2%
Belgium                                                                     1.0%
Italy                                                                       1.0%
Corporate Notes - Domestic                                                  0.9%
South Korea                                                                 0.7%
Sweden                                                                      0.5%
Russia                                                                      0.4%
Mexico                                                                      0.3%
Finland                                                                     0.3%
Bermuda                                                                     0.3%
Argentina                                                                   0.3%
Denmark                                                                     0.2%
Preferred Stock                                                             0.2%
--------------------------------------------------------------------------------
Total                                                                      98.2%
================================================================================

MMA Praxis Mutual Funds
Additional fund information, continued
June 30, 2006 (Unaudited)

Proxy Voting

The Adviser and Sub-Adviser are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser and Sub-Adviser use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available (i) without charge, upon request, by calling 800-977-2947; and (ii) on the Securities and Exchange Commission's ("commission's) Web site at http://www.sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of The Schedules of Portfolio Investments for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission's Web site,
(ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling (800) 977-2947. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The Statement of Additional Information contains more information about the Funds and can be obtained free of charge by calling (800) 977-2947.

MMA Praxis Mutual Funds
Additional fund information, continued
June 30, 2006 (Unaudited)

Expense Comparison

As a shareholder of the MMA Praxis Mutual Funds, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the MMA Praxis Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2006 through June 30, 2006.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                         Beginning           Ending          Expense Paid         Expense Ratio
                                       Account Value      Account Value     During Period*       During Period**
                                          1/1/06            06/30/06        1/1/06-6/30/06       1/1/06-6/30/06
----------------------------------------------------------------------------------------------------------------
Intermediate Income Fund
         Class A                        $1,000.00           $  990.00           $ 4.64                0.94%
         Class B                         1,000.00            1,010.07             6.85                1.39%
         Class I                         1,000.00            1,002.50             1.67                0.68%
Core Stock Fund
         Class A                         1,000.00            1,011.10             7.53                1.34%
         Class B                         1,000.00            1,007.90            10.75                1.99%
         Class I                         1,000.00              989.20             2.57                1.05%
Value Index Fund
         Class A                         1,000.00            1,055.80             5.45                1.04%
         Class B                         1,000.00            1,054.50             8.25                1.59%
         Class I                         1,000.00              978.00             1.90                0.78%
International Fund
         Class A                         1,000.00            1,075.20             9.11                1.58%
         Class B                         1,000.00            1,071.40            12.38                2.23%
         Class I                         1,000.00              950.40             3.07                1.28%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**    Annualized.

MMA Praxis Mutual Funds
Additional fund information, continue
June 30, 2006 (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each MMA Praxis Mutual Fund's expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                         Beginning           Ending          Expense Paid         Expense Ratio
                                       Account Value      Account Value     During Period*       During Period**
                                          1/1/06            06/30/06        1/1/06-6/30/06       1/1/06-6/30/06
----------------------------------------------------------------------------------------------------------------
Intermediate Income Fund
         Class A                        $1,000.00           $1,020.13           $ 4.71                0.94%
         Class B                         1,000.00            1,017.90             6.95                1.39%
         Class I                         1,000.00            1,010.62             1.67                0.68%

Core Stock Fund
         Class A                         1,000.00            1,017.31             7.55                1.34%
         Class B                         1,000.00            1,014.08            10.79                1.99%
         Class I                         1,000.00            1,009.71             2.59                1.05%

Value Index Fund
         Class A                         1,000.00            1,019.49             5.36                1.04%
         Class B                         1,000.00            1,016.76             8.10                1.59%
         Class I                         1,000.00            1,010.38             3.07                0.78%

International Fund
         Class A                         1,000.00            1,016.02             8.85                1.58%
         Class B                         1,000.00            1,012.84            12.03                2.23%
         Class I                         1,000.00            1,009.15             3.16                1.28%

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

**    Annualized.

Integrated Investment Services, Inc.
221 East Fourth Street, Suite 300
Cincinnati, Ohio 45202

Item 2. Code of Ethics.

Not required in semi-annual report filing.

Item 3. Audit Committee Financial Expert.

Not required in semi-annual report filing.

Item 4. Principal Accountant Fees and Services.

Not required in semi-annual report filing.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8. Portfolio Managers of Closed-End Funds.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)   (1)   Code of Ethics. Not required in semi-annual report filing.

(a)   (2)   The certification required by Rule 30a-2 of the Investment Company
            Act of 1940, as amended (the "1940 Act") is attached hereto.

(b) The certification required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MMA Praxis Mutual Funds
             -------------------------------------------------------------------

By (Signature and Title)

/s/ John L. Liechty

John L. Liechty
President

Date: September 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ John L. Liechty

John L. Liechty
President

Date: September 7, 2006

By (Signature and Title)

/s/ Steven T. McCabe

Steven T. McCabe
Treasurer

Date: September 7, 2006